Exhibit 10.4

EXECUTION VERSION

INTERCREDITOR AGREEMENT

This INTERCREDITOR AGREEMENT is dated as of January 31, 2013 (this “Agreement”) and amends and restates the INTERCREDITOR AGREEMENT dated of October 5, 2011 (as modified by the Intercreditor Agreement Joinder dated as of April 9, 2012) (the “Original Intercreditor Agreement”), entered into by and among HORIZON LINES, LLC, a Delaware limited liability company (the “Company”), HORIZON LINES, INC., a Delaware corporation (the “Parent”), each of the other Grantors (as defined herein) from time to time party hereto, WELLS FARGO CAPITAL FINANCE, LLC, in its capacity as agent under the ABL Credit Agreement, including its successors and assigns from time to time (the “Initial ABL Agent”), U.S. BANK NATIONAL ASSOCIATION, as Trustee for the First-Lien Notes (defined below) (the “First-Lien Trustee”) and Collateral Agent, not in its individual capacity, but solely in its capacity as trustee and collateral agent under the First-Lien Indenture (defined below), including its successors and assigns from time to time (in such capacity as collateral agent, the “First-Lien Notes Agent”); U.S. BANK NATIONAL ASSOCIATION, as Trustee for the Second-Lien Notes (defined below) (the “Second-Lien Trustee”) and Collateral Agent, not in its individual capacity, but solely in its capacity as trustee and collateral agent under the Second-Lien Indenture (defined below), including its successors and assigns from time to time (in such capacity as collateral agent, the “Second-Lien Notes Agent”); and U.S. BANK NATIONAL ASSOCIATION, as Trustee for the Third-Lien Notes (defined below) (the “Third-Lien Trustee”) and Collateral Agent, not in its individual capacity, but solely in its capacity as trustee and collateral agent under the Third-Lien Indenture (defined below), including its successors and assigns from time to time (in such capacity as collateral agent, the “Third-Lien Notes Agent”), and is entered into among all such parties and U.S. BANK NATIONAL ASSOCIATION, in its capacity as administrative agent, collateral agent and ship mortgage trustee under the Term Loan Agreement, including its successors and assigns from time to time (the “Initial Term Loan Agent”). Capitalized terms used in this Agreement have the meanings assigned to them in Section 1.

RECITALS

The Company, the Parent, the ABL Lenders, and the Initial ABL Agent have previously entered into that certain Credit Agreement, dated as of October 5, 2011 (as amended, supplemented, modified or Refinanced from time to time, the “Initial ABL Credit Agreement”);

The Company has previously issued $225 million principal amount at maturity of first-lien senior secured notes due in 2016 (the “First-Lien Notes”) under an indenture, dated as of October 5, 2011 (as amended, supplemented, modified or Refinanced from time to time, the “First-Lien Indenture”) among the Company, the guarantors named therein and the First-Lien Notes Agent;

The Company has previously issued $100 million initial principal amount at maturity of second-lien senior secured notes due in 2016 (the “Second-Lien Notes”) under an indenture, dated as of October 5, 2011 (as amended, supplemented, modified or Refinanced from time to time, the “Second-Lien Indenture”) among the Company, the guarantors named therein and the Second-Lien Notes Agent, and the Company issued an additional $40 million initial principal amount at maturity of Second-Lien Notes in April 2012 constituting Additional Pari Passu Notes under the Original Intercreditor Agreement;

The Parent has previously issued 6.00% Series A Convertible Senior Secured Notes due 2017 (the “Series A Notes”) and the 6.00% Series B Mandatorily Convertible Senior Secured Notes (the “Series B Notes” and, together with the Series A Notes, the “Third-Lien Notes”) under an indenture, dated as of October 5, 2011 (as amended, supplemented, modified or Refinanced from time to time, the “Third-Lien Indenture”) among the Parent, the guarantors named therein and the Third-Lien Notes Agent;

All outstanding Series B Notes were converted into Series A Notes pursuant to the Third-Lien Indenture on October 15, 2012;

The Company, the Parent, the Term Loan Lenders and the Initial Term Loan Agent have entered into that certain Term Loan Agreement, dated as of the date hereof (as amended, supplemented, modified or Refinanced from time to time, the “Initial Term Loan Agreement”);

The Company, the Parent, the ABL Agent, the First-Lien Notes Agent, the Second-Lien Notes Agent and the Third-Lien Notes Agent have previously entered into an Intercreditor Agreement dated as of October 5, 2011 (as in effect immediately prior to the effectiveness of this Agreement (i.e., the Original Intercreditor Agreement)) setting forth, among other things, terms relating to the relative priority of their liens on assets of the Grantors (as defined herein);

The parties to the Original Intercreditor Agreement wish to amend and restate the Original Intercreditor Agreement in order, among other things, to add the Term Loan Agent as a party hereto and to modify certain relative priorities of liens so that the liens of the Term Loan Agent shall be prior to those of the First-Lien Notes Agent on the Notes Priority Collateral and on the ABL Priority Collateral, but junior to the first priority liens of the ABL Agent on the ABL Priority Collateral, all as more fully described below;

The Term Loan Obligations are to be secured (i) on a first priority basis by Liens on the Notes Priority Collateral and (ii) on a second priority basis by Liens on the ABL Priority Collateral;

The ABL Obligations are to be secured (i) on a first priority basis by Liens on the ABL Priority Collateral and (ii) on a fifth priority basis by Liens on the Notes Priority Collateral;

The First-Lien Notes Obligations are to be secured (i) on a second priority basis by Liens on the Notes Priority Collateral and (ii) on a third priority basis by Liens on the ABL Priority Collateral;

The Second-Lien Notes Obligations are to be secured (i) on a third priority basis by Liens on the Notes Priority Collateral and (ii) on a fourth priority basis by Liens on the ABL Priority Collateral;

The Third-Lien Notes Obligations are to be secured (i) on a fourth priority basis by Liens on the Notes Priority Collateral and (ii) on a fifth priority basis by Liens on the ABL Priority Collateral;

The ABL Loan Documents and the Notes Documents provide, among other things, that the parties thereto shall set forth in this Agreement their respective rights and remedies with respect to the Collateral and certain other matters; and

The ABL Agent and the Notes Agents, as required by the respective Indentures, have agreed to the intercreditor and other provisions set forth in this Agreement.

AGREEMENT

In consideration of the foregoing, the mutual covenants and obligations herein set forth and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

I. DEFINITIONS.

1.1. Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

“ABL Agent” means the Initial ABL Agent and any successor or other agent under any ABL Credit Agreement.

“ABL Claimholders” means, at any relevant time, the holders of ABL Obligations at that time, including, without limitation, the ABL Lenders and the ABL Agent under the ABL Credit Agreement and the Bank Product Providers.

“ABL Collateral” means all of the assets and property of any Grantor, whether real, personal or mixed, with respect to which a Lien is granted as security for any ABL Obligations.

“ABL Credit Agreement” means collectively, (a) the Initial ABL Credit Agreement and (b) any other credit agreement or credit agreements, one or more debt facilities, and/or commercial paper facilities, in each case, with banks or other institutional or commercial lenders providing for revolving credit loans, term loans, receivables financing (including through the sale of receivables to such lenders or to special purpose entities formed to borrow from (or sell such receivables to) such lenders against such receivables), letters of credit, bankers’ acceptances, or other borrowings, that has been incurred to increase, replace (whether upon or after termination or otherwise), Refinance in whole or in part from time to time the Obligations outstanding under the Initial ABL Credit Agreement or any other agreement or instrument referred to in this clause, whether or not such increase or Refinancing occurs (i) with the original parties thereto, (ii) on one or more separate occasions or (iii) simultaneously or not with the termination or repayment of the Initial ABL Credit Agreement or any other agreement or instrument referred to in this clause, in each case, unless such agreement or instrument expressly provides that it is not intended to be and is not an ABL Credit Agreement, or such agreement or instrument is not a Permitted Refinancing Agreement. Any reference to the ABL Credit Agreement hereunder shall be deemed a reference to any ABL Credit Agreement then in existence.

“ABL Default” means an “Event of Default” (as defined in the ABL Credit Agreement).

“ABL DIP Financing” has the meaning assigned to that term in Section 6.1(a).

“ABL Intercompany Loans” means intercompany loans made from time to time by the Parent or the Company or another Loan Party (as defined in the ABL Credit Agreement) to one or more of the Parent’s subsidiaries (a) for working capital purposes (as designated by the Company in good faith) and/or (b) with the proceeds of loans under the ABL Credit Agreement. The outstanding ABL Intercompany Loans, as of the date of effectiveness of this Agreement, are listed on Schedule 1 hereto.

“ABL Lenders” means the “Lenders” under and as defined in the ABL Credit Agreement or any other Person which extends credit under the ABL Credit Agreement.

“ABL Loan Documents” means, collectively (a) the “Loan Documents” (as defined in the ABL Credit Agreement) and (b) all Bank Product Agreements, as each may be amended, restated, supplemented, modified, renewed, extended or Refinanced from time to time in accordance with the provisions of this Agreement.

“ABL Mortgages” means a collective reference to each mortgage, deed of trust and other document or instrument under which any Lien on real property owned or leased by any Grantor is granted to secure any ABL Obligations or under which rights or remedies with respect to any such Liens are governed.

“ABL Obligations” means all “Obligations” (as defined in the ABL Credit Agreement), including, in each case, all amounts accruing on or after the commencement of any Insolvency or Liquidation Proceeding relating to any Grantor and all amounts that would have accrued or become due under the terms of the ABL Loan Documents but for the effect of the Insolvency or Liquidation Proceeding and irrespective of whether a claim for all or any portion of such amounts is allowable or allowed in such Insolvency or Liquidation Proceeding.

“ABL Priority Collateral” means all now owned or hereafter acquired ABL Collateral that constitutes:

(a) Accounts including, without limitation, all Accounts arising from the shipment or delivery of goods or other items generated from the operations of any Vessel, other than Accounts (“NPC Accounts”) which arise from the sale, license, assignment or other disposition of Notes Priority Collateral ;

(b) Deposit Accounts and Securities Accounts and Security Entitlements, Securities and Financial Assets credited thereto, including all cash and other funds or other property held in or on deposit therein, except in each case (i) in respect of cash and other funds to the extent constituting identifiable Proceeds of the Notes Priority Collateral and (ii) Investment Property excluded from the following clause (c);

(c) Investment Property (other than (x) Equity Interests (“NPC Equity Interests”) in Subsidiaries of the Parent or in any joint venture, partnership or other similar non-publicly owned Person owned by any Grantor, and (y) any Investment Property relating to or included in any Securities Account constituting identifiable Proceeds of NPC Accounts, or any other Notes Priority Collateral or NPC Equity Interests );

(d) Money, cash and Cash Equivalents (in each case, except to the extent constituting identifiable Proceeds of the Notes Priority Collateral );

(e) tax refunds and similar tax payments;

(f) ABL Intercompany Loans;

(g) Instruments, Chattel Paper and other contracts and Documents, in each case, evidencing or substituted for, any items referred to in the preceding clauses (a) through (f);

(h) guarantees, letters of credit, Letter of Credit Rights, security and other credit enhancements and supporting obligations, in each case for items referred to in the preceding clause (a) through (f);

(i) claims and causes of action to the extent relating to any of the items referred to in the preceding clause (a) through (f);

(j) Commercial Tort Claims;

(k) General Intangibles (including contract rights), Instruments, books and Records and Supporting Obligations related to the foregoing; and

(l) Products and Proceeds (including, without limitation, insurance Proceeds) of, and books and Records evidencing or relating to, the foregoing.

“ABL Priority Collateral First Standstill Period” has the meaning assigned to that term in Section 3.1(a).

“ABL Priority Collateral Fourth Standstill Period” has the meaning assigned to that term in Section 3.1(a).

“ABL Priority Collateral Second Standstill Period” has the meaning assigned to that term in Section 3.1(a).

“ABL Priority Collateral Standstill Period” means (i) in respect of the Term Loan Claimholders, the ABL Priority Collateral First Standstill Period; (ii) in respect of the First-Lien Notes Claimholders, the ABL Priority Collateral Second Standstill Period; (iii) in respect of the Second-Lien Notes Claimholders, the ABL Priority Collateral Third Standstill Period; and (iv) in respect of the Third-Lien Notes Claimholders, the ABL Priority Collateral Fourth Standstill Period.

“ABL Priority Collateral Third Standstill Period” has the meaning assigned to that term in Section 3.1(a).

“ABL Security Documents” means any agreement, document or instrument pursuant to which a Lien is granted securing any ABL Obligations or under which rights or remedies with respect to such Liens are governed.

“Access Period” means for the Grantors’ books and Records, including, without limitation, any information relating to ABL Priority Collateral wherever located (including to the extent on Mortgaged Premises or Vessels), the period, after the commencement of an Enforcement Period by the ABL Agent, which begins on the earlier of (a) the day on which the ABL Agent provides each Notes Agent with the written notice of its election to request access pursuant to Section 3.3(b) and (b) the fifth Business Day after any Notes Agent provides the ABL Agent with notice that such Notes Agent (or its agent) has obtained possession or control of such parcel and ends on the earliest of (i) the 180th day after the date (the “Initial Access Date”) on which the ABL Agent initially obtains the ability to take physical possession of, remove, or otherwise control physical access to, or actually uses, the ABL Priority Collateral located on such Mortgaged Premises plus such number of days, if any, after the Initial Access Date that it is stayed or otherwise prohibited by law or court order from exercising remedies with respect to ABL Priority Collateral located on such Mortgaged Premises, and (ii) the termination of such Enforcement Period (the “Access Termination Date”); provided, further that the Access Termination Date may be extended upon the prior written consent of the Notes Agent representing the Higher Priority Obligations in respect of the Notes Priority Collateral.

“Account Agreements” means any lockbox account agreement, pledged account agreement, blocked account agreement, securities account control agreement, or any similar deposit or securities account agreements among any one or more of the Notes Agents and/or the ABL Agent, one or more Grantors and the relevant financial institution depository or securities intermediary.

“Additional Pari Passu Notes Agent” means the Person appointed to act as trustee, agent or representative for the holders of Additional Pari Passu Notes Obligations pursuant to any Additional Pari Passu Notes Agreement, it being understood and agreed that no Additional Pari Passu Notes Agent shall hold any Lien on Collateral, other than pursuant to a Notes Security Document; provided (i) that any such Lien shall not change or modify the Lien priorities securing any of the Notes Obligations and ABL Obligations pursuant to Section 2.1 and (ii) that the Additional Pari Passu Notes Agent’s rights are represented by the applicable Notes Agent as described in clause (c) of the definition of Additional Pari Passu Notes Obligations.

“Additional Pari Passu Notes Agreement” means the indenture, credit agreement or other agreement under which any Additional Pari Passu Notes Obligations are incurred (including, without limitation, any Permitted Refinancing Agreement in respect of any of the foregoing).

“Additional Pari Passu Notes Obligations” means Indebtedness of the Grantors issued following the date of this Agreement to the extent (a) such Indebtedness is permitted by the terms of the ABL Credit Agreement, the Term Loan Agreement and the applicable Indenture (pursuant to which such Indebtedness described in this definition was issued) to be secured by Liens on the Collateral ranking pari passu with the Liens securing the Notes Obligations relating to or arising out of such applicable Indenture, (b) the Grantors have granted Liens on the Collateral to secure the obligations in respect of such Indebtedness, and (c) the Additional Pari Passu Notes Agent, for the holders of such Indebtedness, has signed a joinder to this Agreement substantially in the form of Exhibit A or the applicable Notes Documents reasonably satisfactory to each Agent agreeing on behalf of itself and such holders to (i) be bound by the terms of this Agreement applicable to them, (ii) appoint the applicable Notes Agent to act as their representative hereunder and (iii) agree to be bound by the pari passu intercreditor provisions contained in the Notes Security Documents entered into in connection with the applicable Indenture (pursuant to which such Indebtedness described in this definition was issued) as in effect on October 5, 2011 (in respect of the Indentures other than the Term Loan Agreement) and on January 31, 2013 (in respect of the Term Loan Agreement) (which provisions are binding on the applicable Notes Claimholders only), it being acknowledged that none of the foregoing provisions of this definition are intended or shall be construed to change or limit in any way the first priority ranking of the Lien securing the Term Loan Obligations as set forth in this Agreement in respect of the Notes Priority Collateral.

“Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the Person specified. For purposes of this definition, a Person shall be deemed to “control” or be “controlled by” a Person if such Person possesses, directly or indirectly, power to direct or cause the direction of the management or policies of such Person whether through ownership of equity interests, by contract or otherwise.

“Agents” means the ABL Agent, the First-Lien Notes Agent, the Second-Lien Notes Agent, the Third-Lien Notes Agent and the Term Loan Agent.

“Agreement” means this Intercreditor Agreement, as amended, restated, renewed, extended, supplemented or otherwise modified from time to time.

“Bank Product Agreements” means those agreements entered into from time to time by a Grantor with a Bank Product Provider in connection with the obtaining of any of the Bank Products.

“Bank Product Debt” means Indebtedness and other Obligations relating to or arising from Bank Products, including Bank Product Obligations (as defined in the ABL Credit Agreement).

“Bank Product Provider” shall mean any ABL Lender or Affiliate of an ABL Lender that provides any Bank Products to any Grantor; provided, however, that if, at any time, an ABL Lender ceases to be an ABL Lender under the ABL Credit Agreement, then, from and after the date on which it ceases to be an ABL Lender thereunder, neither it nor any of its Affiliates shall constitute Bank Product Providers and the obligations with respect to Bank Products provided by such former ABL Lender or any of its Affiliates shall no longer constitute Bank Product Debt.

“Bank Products” means any one or more of the following financial products or accommodations extended to the Parent, the Company or any of their respective Subsidiaries by a Bank Product Provider: (a) credit cards, (b) credit card processing services, (c) debit cards, (d) stored value cards, (e) purchase cards (including so-called “procurement cards” or “P-cards”), (f) Cash Management Services, or (g) transactions under Hedge Agreements.

“Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy,” as now and hereafter in effect, or any successor statute.

“Bankruptcy Law” means the Bankruptcy Code and any similar federal, state or foreign law for the relief of debtors.

“Business Day” means a day other than a Saturday, Sunday or other day on which commercial banks in New York City or in the city in the United States of the corporate trust office of the First-Lien Trustee (currently located in New York City), are authorized or required by law to close.

“Capital Stock” means (a) in the case of a corporation, capital stock, (b) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of capital stock, (c) in the case of a partnership, partnership interests (whether general or limited), (d) in the case of a limited liability company, membership interests and (e) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person and all rights, warrants or options exchangeable for or convertible into any of the items described in clauses (a) through (e) above; provided that with respect to the foregoing, Capital Stock shall exclude any debt securities convertible into Capital Stock, whether or not such debt securities include any right of vote or participation with Capital Stock.

“Cash Management Services” means any cash management or related services including treasury, depository, return items, overdraft, controlled disbursement, merchant store value cards, e-payables services, electronic funds transfer, interstate depository network, automatic clearing house transfer (including the Automated Clearing House processing of electronic funds transfers through the direct Federal Reserve Fedline system) and other cash management arrangements.

“Claimholder” means any First-Lien Notes Claimholder, Second-Lien Notes Claimholder, Third-Lien Notes Claimholder, ABL Claimholder or Term Loan Claimholder, as applicable.

“Class” means a category of holders of Obligations comprised of one of the following: ABL Obligations; Term Loan Obligations; First-Lien Notes Obligations; Second-Lien Notes Obligations; Third-Lien Notes Obligations.

“Collateral” means any and all of the assets and property of any Grantor, whether real, personal or mixed, which constitute ABL Collateral or Notes Collateral.

“Company” has the meaning assigned to that term in the Preamble to this Agreement.

“Discharge(d)” shall have the correlative meaning in respect of, as the context requires, Discharge of ABL Obligations, Discharge of First-Lien Notes Obligations, Discharge of Second-Lien Notes Obligations, Discharge of Third-Lien Notes Obligations or Discharge of Term Loan Obligations.

“Discharge of ABL Obligations” means, except to the extent otherwise expressly provided in Section 5.5:

(a) payment in full in cash of all ABL Obligations (other than contingent obligations or contingent indemnification obligations except as provided in clause (e) below);

(b) termination or expiration of all commitments, if any, to extend credit under the ABL Loan Documents;

(c) termination, cash collateralization (in an amount and manner reasonably satisfactory to the ABL Agent, but in no event greater than 105% of the aggregate undrawn face amount, plus commissions, fees, and expenses) or backstop of all letters of credit issued under the ABL Credit Agreement in compliance with the terms of the ABL Credit Agreement;

(d) cash collateralization of the ABL Obligations constituting Bank Product Debt (in an amount and manner reasonably satisfactory to the ABL Agent, such amount to be determined by the ABL Agent as sufficient to satisfy the reasonably estimated credit exposure in respect thereof); and

(e) cash collateralization (or support by a letter of credit) for any costs, expenses and contingent indemnification obligations consisting of ABL Obligations not yet due and payable but with respect to which a claim has been threatened or asserted under any ABL Loan Documents (in an amount and manner reasonably satisfactory to the ABL Agent).

“Discharge of All Notes Obligations” means, collectively, the Discharge of Term Loan Obligations, the Discharge of First-Lien Notes Obligations, the Discharge of Second-Lien Notes Obligations and the Discharge of Third-Lien Notes Obligations.

“Discharge of First-Lien Notes Obligations” means, except to the extent otherwise expressly provided in Section 5.5:

(a) payment in full in cash of all First-Lien Notes Obligations (other than contingent obligations or indemnification obligations, in each case for which no claim has been threatened or asserted); and

(b) cash collateralization (or support by a letter of credit) for any costs, expenses and contingent indemnification obligations consisting of First-Lien Notes Obligations not yet due and payable but with respect to which a claim has been threatened or asserted under any First-Lien Notes Documents (in an amount and manner reasonably satisfactory to the First-Lien Notes Agent).

“Discharge of Second-Lien Notes Obligations” means, except to the extent otherwise expressly provided in Section 5.5:

(a) payment in full in cash of all Second-Lien Notes Obligations (other than contingent obligations or indemnification obligations, in each case for which no claim has been threatened or asserted); and

(b) cash collateralization (or support by a letter of credit) for any costs, expenses and contingent indemnification obligations consisting of Second-Lien Notes Obligations not yet due and payable but with respect to which a claim has been threatened or asserted under any Second-Lien Notes Documents (in an amount and manner reasonably satisfactory to the Second-Lien Notes Agent).

“Discharge of Term Loan Obligations” means, except to the extent otherwise expressly provided in Section 5.5:

(a) payment in full in cash of all Term Loan Obligations (other than contingent obligations or contingent indemnification obligations except as provided in clause (c) below);

(b) termination or expiration of all commitments, if any, to extend credit under the Term Loan Documents; and

(c) cash collateralization (or support by a letter of credit) for any costs, expenses and contingent indemnification obligations consisting of Term Loan Obligations not yet due and payable but with respect to which a claim has been threatened or asserted under any Term Loan Documents (in an amount and manner reasonably satisfactory to the Term Loan Claimholders).

“Discharge of Third-Lien Notes Obligations” means, except to the extent otherwise expressly provided in Section 5.5:

(a) payment in full in cash of all Third-Lien Notes Obligations (other than contingent obligations or indemnification obligations, in each case for which no claim has been threatened or asserted); and

(b) cash collateralization (or support by a letter of credit) for any costs, expenses and contingent indemnification obligations consisting of Third-Lien Notes Obligations not yet due and payable but with respect to which a claim has been threatened or asserted under any Third-Lien Notes Documents (in an amount and manner reasonably satisfactory to the Third-Lien Notes Agent).

“Disposition” means any sale, lease, exchange, transfer or other disposition of any Collateral.

“Enforcement” means, collectively or individually for any one or more of the Agents, when an ABL Default or Notes Default, as applicable, has occurred and is continuing, to enforce or attempt to enforce any right or power to repossess, replevy, attach, garnish, levy upon, collect the Proceeds of, foreclose or realize in any manner whatsoever its Lien upon, sell, liquidate or otherwise dispose of, or otherwise restrict or interfere with the use of, or exercise any remedies with respect to, any material amount of Collateral, whether by judicial enforcement of any of the rights and remedies under the ABL Loan Documents, the applicable Notes Documents, the applicable Term Loan Documents and/or under any applicable law, by self-help repossession, by non-judicial foreclosure sale, lease, or other disposition, by set-off, by notification to account obligors of any Grantor, by any sale, lease, or other disposition implemented by any Grantor following an ABL Default, a Notes Default or a Term Loan Default, as applicable, in connection with which the ABL Agent, the applicable Notes Agent or the Term Loan Agent, as applicable, has agreed to release its Liens on the subject property, or otherwise, but in all cases excluding (i) the establishment of borrowing base reserves, collateral ineligibles, or other conditions for advances, (ii) the changing of advance rates or advance sublimits, (iii) the imposition of a default rate or late fee, (iv) the collection and application of Accounts or other monies deposited from time to time in Deposit Accounts or Securities Accounts, in each case, to the extent constituting ABL Priority Collateral, against the ABL Obligations pursuant to the provisions of the ABL Loan Documents (including, without limitation, the notification of account debtors, depositary institutions or any other Person to deliver proceeds of Collateral to the ABL Agent), (v) the cessation of lending pursuant to the provisions of the ABL Loan Documents, including upon the occurrence of a default on the existence of an overadvance, (vi) the filing of a proof of claim in any Insolvency or Liquidation Proceeding, (vii) the consent by the ABL Agent to disposition by any Grantor of any of the ABL Priority Collateral, (viii) the acceleration of the Notes Obligations, the ABL Obligations or the Term Loan Obligations, (ix) the application of monies deposited from time to time in Deposit Accounts or Securities Accounts, in each case identified in clause (e) of the definition of Notes Priority Collateral, only to the extent constituting proceeds from disposition by any Grantor of Notes Priority Collateral to be applied against the applicable Notes Obligations pursuant to the provisions of the Notes Documents as a mandatory prepayment or repurchase of Notes only so long as any action or application undertaken under this clause (ix) may occur in connection with an offer to repurchase the Notes pursuant to the applicable asset sale covenant of the applicable Indenture; and (x) the consent by the applicable Notes Agent to disposition by any Grantor of any of the Notes Priority Collateral as long as such disposition is conducted in the ordinary course of business and not in anticipation of or in connection with an event of default, acceleration or any other Enforcement event under or in respect of any of the Notes Documents.

“Enforcement Notice” means a written notice delivered, at a time when an ABL Default or Notes Default has occurred and is continuing, by any of the ABL Agent or a Notes Agent to the other Agents announcing that an Enforcement Period has commenced, specifying the relevant event of default, stating that the payment of the principal amount of all Notes Obligations of such Notes Agent and its related Notes Claimholders or ABL Obligations, as applicable, have been accelerated and including the current balance of the ABL Obligations or such Notes Obligations, as applicable, and requesting the current balance of the ABL Obligations or such Notes Obligations, as applicable, owing to the noticed party.

“Enforcement Period” means the period of time following the receipt by any Agent of an Enforcement Notice from any other Agent until the earliest of (a) in the case of an Enforcement Period commenced by the First-Lien Notes Agent, the Discharge of First-Lien Notes Obligations, (b) in the case of an Enforcement Period commenced by the Second-Lien Notes Agent, the Discharge of the Second-Lien Notes Obligations, (c) in the case of an Enforcement Period commenced by the Third-Lien Notes Agent, the Discharge of the Third-Lien Notes Obligations, (d) in the case of an Enforcement Period commenced by the ABL Agent, the Discharge of ABL Obligations, (e) in the case of an Enforcement Period commenced by the Term Loan Agent, the Discharge of Term Loan Obligations, (f) the date on which the ABL Agent or the relevant Notes Agent (as applicable) agrees in writing to terminate the Enforcement Period commenced by it, or (g) the date on which the ABL Default or the applicable Notes Default that was the subject of the Enforcement Notice relating to such Enforcement Period has been cured to the satisfaction of the ABL Agent or the relevant Notes Agent, as applicable, or waived in writing.

“First-Lien Indenture” has the meaning assigned to that term in the Recitals to this Agreement.

“First-Lien Notes” has the meaning assigned to that term in the Recitals to this Agreement.

“First-Lien Notes Agent” has the meaning assigned to that term in the Preamble to this Agreement.

“First-Lien Notes Claimholders” means, at any relevant time, the holders of First-Lien Notes Obligations at that time, including the Noteholders of First-Lien Notes, each Additional Pari Passu Notes Agent appointed under or in respect of the First-Lien Notes Documents, the First-Lien Trustee and the First-Lien Notes Agent.

“First Lien Notes DIP Financing” has the meaning assigned to that term in Section 6.1(c).

“First-Lien Notes Documents” means the First-Lien Indenture, the First-Lien Notes, each Additional Pari Passu Notes Agreement relating to the First-Lien Indenture, the Notes Security Documents securing or relating to the First-Lien Notes Obligations and each of the other agreements, documents and instruments executed pursuant thereto, and any other document or instrument executed or delivered at any time in connection with any First-Lien Notes Obligations, including any intercreditor or joinder agreement among holders of First-Lien Notes Obligations to the extent such are effective at the relevant time (including, without limitation, any Permitted Refinancing Agreement in respect of any of the foregoing), as each may be amended, restated, supplemented, modified, renewed, extended or Refinanced from time to time in accordance with the provisions of this Agreement.

“First-Lien Notes Obligations” means all Obligations owing, due, or secured under any of the First-Lien Notes and any of the other First-Lien Notes Documents, and all Additional Pari Passu Notes Obligations related thereto, whether now existing or arising hereafter, including all principal, premium, interest, fees, attorneys fees, costs, charges, expenses, reimbursement obligations, indemnities, guarantees, and all other amounts payable under or secured by any First- Lien Notes Document or Additional Pari Passu Notes Agreement related thereto (including, in each case, all amounts accruing on or after the commencement of any Insolvency or Liquidation Proceeding and all amounts that would have accrued or become due but for the effect of the Insolvency or Liquidation Proceeding and irrespective of whether a claim for all or any portion of such amounts is allowable or allowed in such Insolvency or Liquidation Proceeding).

“First-Lien Trustee” has the meaning assigned to that term in the Preamble to this Agreement.

“Governmental Authority” means any federal, state, municipal, national or other government, governmental department, commission, board, bureau, court, agency or instrumentality or political subdivision thereof or any entity or officer exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to any government or any court, in each case whether associated with a state of the United States, the United States, or a foreign entity or government.

“Grantors” means the Company, the Parent, each Subsidiary of the Parent and each other Person that has or may from time to time hereafter execute and deliver an ABL Security Document or a Notes Security Document as a grantor of a security interest (or the equivalent thereof).

“Hedge Agreement” means any rate swap agreement, forward rate agreement, commodity swap, commodity option, interest rate option, forward foreign exchange agreement, spot foreign exchange agreement, rate cap agreement, rate floor agreement, rate collar agreement, currency swap agreement, cross-currency rate swap agreement, currency option and any other similar agreement entered into for the purposes of hedging risks of currency, interest, or commodity price fluctuations or similar matters, or any indemnity agreements and arrangements entered into in connection therewith, in each case, as the same may be amended, restated, supplemented, or otherwise modified from time to time.

“Higher Priority Agent” means, at any relevant time, each Agent whose related Obligations are Higher Priority Obligations in relation to any other Obligations not yet Discharged consistent with the definition of Discharge of ABL Obligations, Discharge of First-Lien Notes Obligations, Discharge of Second-Lien Notes Obligations, Discharge of Third-Lien Notes Obligations, or Discharge of Term Loan Obligations, as applicable.

“Higher Priority Claimholders” means, at any relevant time, the Claimholders whose related Obligations are Higher Priority Obligations in relation to any other Obligations not yet Discharged.

“Higher Priority Liens” means, at any relevant time, the Liens in favor of an Agent which are intended as established under Section 2.1 or 6.1 hereof to be higher in priority in relation to those Liens in favor of an Agent or Claimholder of lower ranking priority and if the order of priority is relevant in the context of any of Sections 3.1, 3.2, 4.2, 5.1, 5.2 or 5.4 or elsewhere herein, then in order of descending priority from the highest to the lowest ranking priority among Classes.

“Higher Priority Obligations” means, at any relevant time, Obligations held by an Agent (for itself or for the benefit of its related Claimholder) or Claimholder the liens in favor of which are Higher Priority Liens.

“Indebtedness” means and includes all Obligations that constitute “Debt,” “Indebtedness,” “Obligations,” “Liabilities” or any similar term within the ABL Credit Agreement, any Indenture, as applicable.

“Indenture(s)” means individually or collectively as the context requires, the Term Loan Agreement, the First-Lien Indenture, the Second-Lien Indenture and the Third-Lien Indenture.

“Initial ABL Agent” has the meaning assigned to that term in the Preamble.

“Initial ABL Credit Agreement” has the meaning assigned to that term in the Recitals.

“Initial Access Date” has the meaning assigned to that term in the definition of the term “Access Period.”

“Initial Notes” means, individually or collectively as the context requires, the Term Loans, the First-Lien Notes, the Second-Lien Notes and the Third-Lien Notes.

“Initial Term Loan Agent” has the meaning assigned to that term in the Preamble.

“Initial Term Loan Agreement” has the meaning assigned to that term in the Recitals.

“Insolvency or Liquidation Proceeding” means:

(a) any voluntary or involuntary case or proceeding under the Bankruptcy Code or other applicable bankruptcy or insolvency laws of another jurisdiction with respect to any Grantor;

(b) any other voluntary or involuntary insolvency, reorganization or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding with respect to any Grantor or with respect to a material portion of their respective assets;

(c) any composition of liabilities or similar arrangement relating to any Grantor, whether or not under a court’s jurisdiction or supervision;

(d) any liquidation, dissolution, reorganization or winding up of any Grantor, whether voluntary or involuntary, whether or not under a court’s jurisdiction or supervision, and whether or not involving insolvency or bankruptcy; or

(e) any general assignment for the benefit of creditors or any other marshalling of assets and liabilities of any Grantor.

“Intellectual Property” means, all of the following in any jurisdiction throughout the world: (a) patents, patent applications and inventions, including all renewals, extensions, combinations, divisions, or reissues thereof; (b) trademarks, service marks, trade names, trade dress, logos, internet domain names and other business identifiers, together with the goodwill symbolized by any of the foregoing, and all applications, registrations, renewals and extensions thereof; (c) copyrights and all works of authorship including all registrations, applications, renewals, extensions and reversions thereof; (d) all computer software, source code, executable code, data, databases and documentation thereof; (e) all trade secret rights in information, including trade secret rights in any formula, pattern, compilation, program, device, method, technique, or process, that (i) derives independent economic value, actual or potential, from not being generally known to, and not being readily ascertainable by proper means by, other persons who can obtain economic value from its disclosure or use, and (ii) is the subject of efforts that are reasonable under the circumstances to maintain its secrecy; (f) all other intellectual property or proprietary rights in any discoveries, concepts, ideas, research and development, know-how, formulae, patterns, inventions, compilations, compositions, manufacturing and production processes and techniques, program, device, method, technique, technical data, procedures, designs, recordings, graphs, drawings, reports, analyses, specifications, databases, and other proprietary or confidential information, including customer lists, supplier lists, pricing and cost information, business and marketing plans and proposals and advertising and promotional materials; and (g) all rights to sue at law or in equity for any infringement or other impairment or violation thereof and all products and proceeds of the foregoing.

“Lien” means any mortgage, pledge, hypothec, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any other security agreement (including, without limitation, any conditional sale or other title retention agreement and any Capital Lease or similar term within the ABL Credit Agreement, any Indenture or the Term Loan Agreement having substantially the same economic effect as any of the foregoing).

“Mortgaged Premises” means any real property which shall now or hereafter be subject to a Notes Mortgage and/or an ABL Mortgage.

“New Agent” has the meaning assigned to that term in Section 5.5.

“New Debt Notice” has the meaning assigned to that term in Section 5.5.

“Noteholders” means the “Holders” (or any similar term) as defined in the applicable Indenture, any holders of Additional Pari Passu Notes Obligations in respect of such Indenture and the Term Loan Lenders.

“Notes” means (a) the Initial Notes and any other senior secured notes issued under any Indenture (including the Term Loans under the Term Loan Agreement) and (b) any other credit agreement, loan agreement, note agreement, promissory note, indenture or other agreement or instrument evidencing or governing the terms of any indebtedness or other financial accommodation that has been incurred to increase or Refinance in whole or in part the Obligations outstanding under the Initial Notes, any other notes referred to in clause (a) or any other agreement or instrument referred to in this clause (b), unless such agreement or instrument expressly provides that it is not intended to be and is not a Note, or such agreement or instrument is not a Permitted Refinancing Agreement. Any reference to the Notes hereunder shall be deemed a reference to any Notes then in existence.

“Notes Agent(s)” means, individually or collectively as the context requires, the First-Lien Notes Agent, the Second-Lien Notes Agent, the Third-Lien Notes Agent and the Term Loan Agent.

“Notes Claimholders” means, at any relevant time, the holders of Notes Obligations (including the Term Loan Obligations) at that time, including the Noteholders (including the Term Loan Lenders), each Additional Pari Passu Notes Agent, each Trustee and each Notes Agent (including the Term Loan Agent).

“Notes Collateral” means any and all of the assets and property of any Grantor, whether real, personal or mixed, with respect to which a Lien is granted as security for any Notes Obligations.

“Notes Default” means an “Event of Default” as defined in the applicable Indenture (including a Term Loan Default) or in any applicable Additional Pari Passu Note Agreement.

“Notes DIP Financing” has the meaning assigned to that term in Section 6.1(b).

“Notes Documents” means each of the Indentures (including the Term Loan Agreement), each of the Notes (including Term Loan Obligations), each Additional Pari Passu Notes Agreement, the Notes Security Documents securing or executed or delivered in connection with any or all of the Notes and each of the other agreements, documents and instruments executed pursuant thereto (including, without limitation, all Term Loan Documents), and any other document or instrument executed or delivered at any time in connection with any Notes Obligations, including any intercreditor or joinder agreement among holders of Notes Obligations to the extent such are effective at the relevant time (including, without limitation, any Permitted Refinancing Agreement in respect of any of the foregoing), as each may be amended, restated, supplemented, modified, renewed, extended or Refinanced from time to time in accordance with the provisions of this Agreement.

“Notes Intercompany Loans” means intercompany loans made from time to time by the Company or a Guarantor (as defined in any Indenture) to one or more of the Parent’s subsidiaries other than ABL Intercompany Loans. The outstanding Notes Intercompany Loans, as of the date hereof, are listed on Schedule 2 hereto.

“Notes Mortgages” means a collective reference to each mortgage, deed of trust and any other document or instrument under which any Lien on real property owned or leased by any Grantor is granted to secure any Notes Obligations or under which rights or remedies with respect to any such Liens are governed.

“Notes Obligations” means all Obligations (including all Term Loan Obligations) owing, due, or secured under any of the Notes and any of the other Notes Documents, and all Additional Pari Passu Notes Obligations, whether now existing or arising hereafter, including all principal, premium, interest, fees, attorneys fees, costs, charges, expenses, reimbursement obligations, indemnities, guarantees, and all other amounts payable under or secured by any Notes Document or Additional Pari Passu Notes Agreement (including, in each case, all amounts accruing on or after the commencement of any Insolvency or Liquidation Proceeding and all amounts that would have accrued or become due but for the effect of the Insolvency or Liquidation Proceeding and irrespective of whether a claim for all or any portion of such amounts is allowable or allowed in such Insolvency or Liquidation Proceeding).

“Notes Priority Collateral” means all now owned or hereafter acquired Notes Collateral that constitutes:

(a) Goods, Equipment (including Vessels) and Inventory and all Documents relating to any Goods, Equipment or Inventory;

(b) Intellectual Property;

(c) Real Estate Assets;

(d) (i) the Capital Stock of each Subsidiary of the Parent, and (ii) Capital Stock owned by any Grantor in any joint venture, partnership or similar non-publicly owned Person that is not a Subsidiary of the Parent;

(e) Deposit Accounts and Securities Accounts existing solely for the purpose of holding identifiable Proceeds of the Notes Priority Collateral including without limitation (to the extent containing solely such identifiable Proceeds of the Notes Priority Collateral) any Deposit Account or Securities Account designated under the applicable Indenture as the “Collateral Proceeds Account”;

(f) General Intangibles (excluding Hedge Agreements and any rights thereunder) including, without limitation, (i) any charters, operating leases and similar agreements entered into with respect to a Vessel and any security or guarantee in respect of the charterer’s or lessee’s obligations under such charter, lease or similar agreement and (ii) any building conversion or repair contracts relating to a Vessel and any security or guarantee in respect of the builder’s obligations thereunder (in each case, except to the extent constituting ABL Priority Collateral);

(g) claims and causes of action (except to the extent constituting ABL Priority Collateral);

(h) Identifiable products and Proceeds of, and books and Records evidencing or relating to, the foregoing (including, without limitation, insurance proceeds); and

(i) all other Collateral other than ABL Priority Collateral.

Notwithstanding anything to the contrary in this Intercreditor Agreement, for the avoidance of doubt, all Accounts arising from the shipment or delivery of goods or other items generated from the operation of any Vessel (including, without limitation, any such Accounts generated through an entity acquired with proceeds of Notes Priority Collateral) shall constitute ABL Priority Collateral.

“Notes Priority Collateral First Standstill Period” has the meaning assigned to that term in Section 3.2(a).

“Notes Priority Collateral Fourth Standstill Period” has the meaning assigned to that term in Section 3.2(a).

“Notes Priority Collateral Second Standstill Period” has the meaning assigned to that term in Section 3.2(a).

“Notes Priority Collateral Standstill Period” means (i) in respect of the First-Lien Notes Claimholders, the Notes Priority Collateral First Standstill Period; (ii) in respect of the Second-Lien Notes Claimholders, the Notes Priority Collateral Second Standstill Period; (iii) in respect of the Third-Lien Notes Claimholders, the Notes Priority Collateral Third Standstill Period; and (iv) in respect of the ABL Claimholders, the Notes Priority Collateral Fourth Standstill Period.

“Notes Priority Collateral Third Standstill Period” has the meaning assigned to that term in Section 3.2(a).

“Notes Security Documents” means any agreement, document or instrument pursuant to which a Lien is granted securing any Notes Obligations or under which rights or remedies with respect to such Liens are governed.

“Obligations” means all present and future loans, advances, liabilities, obligations, covenants, duties, and debts from time to time owing by any Grantor to any agent or trustee (including any Agent), the ABL Claimholders, the Notes Claimholders or any of them or their respective Affiliates, arising from or in connection with the ABL Loan Documents, the Notes Documents or Bank Products, whether for principal, interest or payments for early termination, whether or not evidenced by any note, or other instrument or document, whether arising from an extension of credit, opening of a letter of credit, acceptance, loan, guaranty, indemnification or otherwise, whether direct or indirect, absolute or contingent, due or to become due, primary or secondary, as principal or guarantor, and including all principal, interest, charges, expenses, fees, attorneys’ fees, filing fees and any other sums chargeable to the Grantors, including, without limitation, the “Obligations”, as defined in the ABL Credit Agreement, and the “Obligations”, as defined in any Indenture (including the Term Loan Obligations under the Term Loan Agreement), under any of the Notes and any Additional Pari Passu Notes Agreement (including, in each case, all amounts accruing on or after the commencement of any Insolvency or Liquidation Proceeding and all amounts that would have accrued or become due but for the effect of the Insolvency or Liquidation Proceeding and irrespective of whether a claim for all or any portion of such amounts is allowable or allowed in such Insolvency or Liquidation Proceeding).

“Parent” has the meaning assigned to that term in the Recitals to this Agreement.

“Parent Subsidiary” means any U.S. subsidiary of the Parent that becomes a party hereto.

“Permitted Higher Priority Claimholders” has the respective meanings assigned to that term separately in Section 3.1(a)(ii) and in Section 3.2(a)(ii).

“Permitted Refinancing” means any Refinancing the governing documentation of which constitutes Permitted Refinancing Agreements.

“Permitted Refinancing Agreements” means, with respect to either the ABL Credit Agreement, any of the Notes Documents, any Additional Pari Passu Notes Agreement or the Term Loan Agreement, as applicable, any credit agreement, loan agreement, note agreement, promissory note, indenture or other agreement or instrument evidencing or governing the terms of any indebtedness or other financial accommodation that has been incurred to Refinance (whether upon or after termination or otherwise), in whole or in part the Obligations outstanding under the ABL Credit Agreement, any of the Notes, any Additional Pari Passu Notes Agreement, or the Term Loan Agreement whether or not such Refinancing occurs (i) with the original parties thereto, (ii) on one or more separate occasions or (iii) simultaneously or not with the termination or repayment of the ABL Credit Agreement, any of the Notes Documents or any Additional Pari Passu Notes Agreement, the Term Loan Agreement or any other agreement or instrument referred to in this clause, unless such agreement or instrument expressly provides that it is not intended to be and is not a Permitted Refinancing Agreement, as such financing documentation may be Refinanced from time to time and that would not be prohibited by Section 5.3(d) or Section 5.3(e), as applicable.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Plan of Reorganization” means any plan of reorganization, plan of liquidation, agreement for composition, or other type of plan of arrangement proposed in or in connection with any Insolvency or Liquidation Proceeding.

“Pledged Collateral” has the meaning set forth in Section 5.4(a).

“Prior Vessel Mortgages” means the preferred fleet mortgages listed in Schedule 4 hereto.

“Real Estate Asset” means, at any time of determination, any interest (fee, leasehold or otherwise) then owned by the Company or any Grantor in any real property.

“Records” means all present and future “records” (as defined in Article 9 of the UCC).

“Recovery” has the meaning set forth in Section 6.4.

“Refinance” means, in respect of any Indebtedness, to restate, refinance, extend, renew, defease, amend, modify, supplement, restructure, replace, refund or repay, or to issue other indebtedness (including, without limitation, debt securities) in exchange or replacement for, such Indebtedness, in any case in whole or in part and such term shall include, without limitation, increasing the amount borrowable thereunder, altering the maturity date thereof and adding subsidiaries as borrowers or guarantors thereunder, in each case, whether or not such refinancing, extension, renewal, defeasance, amendment, modification, supplementing, restructuring, replacement, exchange, refunding or repayment occurs (i) with the original parties to the documents governing such Indebtedness, (ii) on one or more separate occasions or (iii) simultaneously or not with the termination of the documents governing such Indebtedness or the repayment of such Indebtedness. “Refinanced” and “Refinancing” shall have correlative meanings.

“Second-Lien Indenture” has the meaning assigned to that term in the Recitals to this Agreement.

“Second-Lien Notes” has the meaning assigned to that term in the Recitals to this Agreement.

“Second-Lien Notes Agent” has the meaning assigned to that term in the Preamble to this Agreement.

“Second-Lien Notes Claimholders” means, at any relevant time, the holders of Second-Lien Notes Obligations at that time, including the Noteholders of Second-Lien Notes, each Additional Pari Passu Notes Agent appointed under or in respect of the Second-Lien Notes Documents, the Second-Lien Trustee and the Second-Lien Notes Agent.

“Second-Lien Notes Documents” means the Second-Lien Indenture, the Second-Lien Notes, each Additional Pari Passu Notes Agreement relating to the Second-Lien Indenture, the Notes Security Documents securing or relating to the Second-Lien Notes Obligations and each of the other agreements, documents and instruments executed pursuant thereto, and any other document or instrument executed or delivered at any time in connection with any Second-Lien Notes Obligations, including any intercreditor or joinder agreement among holders of Second-Lien Notes Obligations to the extent such are effective at the relevant time (including, without limitation, any Permitted Refinancing Agreement in respect of any of the foregoing), as each may be amended, restated, supplemented, modified, renewed, extended or Refinanced from time to time in accordance with the provisions of this Agreement.

“Second-Lien Notes Obligations” means all Obligations owing, due, or secured under any of the Second-Lien Notes and any of the other Second-Lien Notes Documents, and all Additional Pari Passu Notes Obligations related thereto, whether now existing or arising hereafter, including all principal, premium, interest, fees, attorneys fees, costs, charges, expenses, reimbursement obligations, indemnities, guarantees, and all other amounts payable under or secured by any Second-Lien Notes Document or Additional Pari Passu Notes Agreement related thereto (including, in each case, all amounts accruing on or after the commencement of any Insolvency or Liquidation Proceeding and all amounts that would have accrued or become due but for the effect of the Insolvency or Liquidation Proceeding and irrespective of whether a claim for all or any portion of such amounts is allowable or allowed in such Insolvency or Liquidation Proceeding).

“Second-Lien Trustee” has the meaning assigned to that term in the Preamble to this Agreement.

“Secured Parties” means the ABL Claimholders and the Notes Claimholders.

“Series A Notes” has the meaning assigned to that term in the Recitals to this Agreement.

“Series B Notes” has the meaning assigned to that term in the Recitals to this Agreement.

“Subsidiary” means, with respect to any Person, any corporation, partnership, limited liability company, association, joint venture or other business entity of which more than 50% of the total voting power of shares of stock or other ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of the Person or Persons (whether directors, managers, trustees or other Persons performing similar functions) having the power to direct or cause the direction of the management and policies thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof.

“Term Loan Agent” means the Initial Term Loan Agent and any successor or other agent under any Term Loan Agreement.

“Term Loan Agreement” means collectively, (a) the Initial Term Loan Agreement and (b) any other credit agreement or credit agreements, and/or one or more debt facilities, in each case, with banks or other institutional or commercial or other lenders providing for term loans that have been incurred to increase, replace (whether upon or after termination or otherwise), Refinance in whole but not in part from time to time the Obligations outstanding under the Initial Term Loan Agreement or any other agreement or instrument referred to in this clause, whether or not such increase or Refinancing occurs (i) with the original parties thereto, (ii) on one or more separate occasions or (iii) simultaneously or not with the termination or repayment of the Initial Term Loan Agreement or any other agreement or instrument referred to in this clause, in each case, unless such agreement or instrument expressly provides that it is not intended to be and is not a Term Loan Agreement, or such agreement or instrument is not a Permitted Refinancing Agreement. Any reference to the Term Loan Agreement hereunder shall be deemed a reference to any Term Loan Agreement then in existence.

“Term Loan Claimholders” means, at any relevant time, the holders of Term Loan Obligations at that time, including, without limitation, the Term Loan Lenders and the Term Loan Agent under the Term Loan Agreement.

“Term Loan Default” means an “Event of Default” (as defined in the Term Loan Agreement).

“Term Loan Documents” means the “Loan Documents” (as defined in the Term Loan Agreement), as each may be amended, restated, supplemented, modified, renewed, extended or Refinanced from time to time in accordance with the provisions of this Agreement.

“Term Loan Lenders” means the “Lenders” under and as defined in the Term Loan Agreement or any other Person which extends credit under the Term Loan Agreement.

“Term Loan Obligations” means all “Obligations” (as defined in the Term Loan Agreement), including, in each case, all amounts accruing on or after the commencement of any Insolvency or Liquidation Proceeding relating to any Grantor and all amounts that would have accrued or become due under the terms of the Term Loan Documents but for the effect of the Insolvency or Liquidation Proceeding and irrespective of whether a claim for all or any portion of such amounts is allowable or allowed in such Insolvency or Liquidation Proceeding.

“Third-Lien Indenture” has the meaning assigned to that term in the Recitals to this Agreement.

“Third-Lien Notes” has the meaning assigned to that term in the Recitals to this Agreement.

“Third-Lien Notes Agent” has the meaning assigned to that term in the Preamble to this Agreement.

“Third-Lien Notes Claimholders” means, at any relevant time, the holders of Third-Lien Notes Obligations at that time, including the Noteholders of Third-Lien Notes, each Additional Pari Passu Notes Agent appointed under or in respect of the Third-Lien Notes Documents, the Third-Lien Trustee and the Third-Lien Notes Agent.

“Third-Lien Notes Documents” means the Third-Lien Indenture, the Third-Lien Notes, each Additional Pari Passu Notes Agreement relating to the Third-Lien Indenture, the Notes Security Documents securing or relating to the Third-Lien Notes Obligations and each of the other agreements, documents and instruments executed pursuant thereto, and any other document or instrument executed or delivered at any time in connection with any Third-Lien Notes Obligations, including any intercreditor or joinder agreement among holders of Third-Lien Notes Obligations to the extent such are effective at the relevant time (including, without limitation, any Permitted Refinancing Agreement in respect of any of the foregoing), as each may be amended, restated, supplemented, modified, renewed, extended or Refinanced from time to time in accordance with the provisions of this Agreement.

“Third-Lien Notes Obligations” means all Obligations owing, due, or secured under any of the Third-Lien Notes and any of the other Third-Lien Notes Documents, and all Additional Pari Passu Notes Obligations related thereto, whether now existing or arising hereafter, including all principal, premium, interest, fees, attorneys fees, costs, charges, expenses, reimbursement obligations, indemnities, guarantees, and all other amounts payable under or secured by any Third-Lien Notes Document or Additional Pari Passu Notes Agreement related thereto (including, in each case, all amounts accruing on or after the commencement of any Insolvency or Liquidation Proceeding and all amounts that would have accrued or become due but for the effect of the Insolvency or Liquidation Proceeding and irrespective of whether a claim for all or any portion of such amounts is allowable or allowed in such Insolvency or Liquidation Proceeding).

“Third-Lien Trustee” has the meaning assigned to that term in the Preamble to this Agreement.

“Trustee” means individually or collectively as the context requires, the First-Lien Trustee, the Second-Lien Trustee and the Third-Lien Trustee.

“UCC” means the Uniform Commercial Code (or any similar equivalent legislation) as in effect from time to time in the State of New York; provided, however, that, at any time, if by reason of mandatory provisions of law, any or all of the perfection or priority of the Agents’ security interest in any item or portion of the Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other that the State of New York, the term “UCC” shall mean the Uniform Commercial Code as in effect, at such time, in such other jurisdiction for purposes of the provisions hereof relating to such perfection or priority and for purposes of definitions relating to such provisions.

“Vessel” means any watercraft or other artificial contrivance used, or capable of being used, as a means of transportation on water which is owned by and registered in the name of any of the Grantors or leased by any of the Grantors pursuant to a lease on a demise or bareboat charter basis or pursuant to an operating agreement constituting a capital lease obligation, including all spares, equipment, and any additional improvements associated with such watercraft or contrivance. As of the date hereof, the Vessels include the Vessels set forth on Schedule 3 hereto.

1.2. UCC Terms. The following terms shall have the meanings assigned to them in Article 8 or 9 of the UCC (provided that if a term is defined in Article 8 of the UCC and Article 9 of the UCC, such term shall have the meaning assigned to it in Article 9 of the UCC): “Accounts”, “Chattel Paper”, “Commercial Tort Claims”, “Deposit Accounts”, “Documents”, “Equipment”, “Financial Assets”, “General Intangibles”, “Goods”, “Instruments”, “Inventory”, “Investment Property”, “Letter of Credit Rights”, “Money”, “Proceeds”, “Security”, “Securities Accounts”, “Securities Entitlements” and “Supporting Obligations”.

1.3. Terms Generally. The definitions of terms in this Agreement shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise:

(a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, supplemented, modified, renewed or extended;

(b) any reference herein to any Person shall be construed to include such Person’s permitted successors and assigns;

(c) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof;

(d) all references herein to Sections or Articles shall be construed to refer to Sections or Articles of this Agreement;

(e) all uncapitalized terms have the meanings, if any, given to them in the UCC, as now or hereafter enacted in the State of New York (unless otherwise specifically defined herein);

(f) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights;

(g) any reference herein to a Person in a particular capacity or capacities excludes such Person in any other capacity or individually;

(h) any reference herein to any law shall be construed to refer to such law as amended, modified, codified, replaced, or re-enacted, in whole or in part, and in effect on the pertinent date; and

(i) in the compilation of periods of time hereunder from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each means “to, but not through.”

For the avoidance of doubt, each reference herein to “Indentures” shall include the Term Loan Agreement; each reference herein to the “Notes” shall include the Term Loan Obligations; each reference herein to “Notes Obligations” and “Obligations” shall include the Term Loan Obligations, and no inference as to non-inclusion of the foregoing shall be drawn from the absence of any phrase such as “including the Term Loan Agreement” or “including the Term Loan Obligations”.

II. LIEN PRIORITIES.

2.1. Relative Priorities. Irrespective of the date, time, method, manner or order of grant, attachment or perfection of any Liens securing any of the Notes Obligations granted on the Collateral or of any Liens securing the ABL Obligations granted on the Collateral (including, in each case, irrespective of whether any such Lien is granted (or secures Obligations relating to the period) before or after the commencement of any Insolvency or Liquidation Proceeding) and notwithstanding any provision of any UCC, or any other applicable law, or the ABL Loan Documents or any of the Notes Documents or any defect or deficiencies in, or failure to attach or perfect, the Liens securing the ABL Obligations, or any of the Notes Obligations or any other circumstance whatsoever, the ABL Agent, on behalf of the ABL Claimholders, the First-Lien Notes Agent on behalf of the First-Lien Notes Claimholders, the Second-Lien Notes Agent on behalf of the Second-Lien Notes Claimholders, the Third-Lien Notes Agent on behalf of the Third- Lien Notes Claimholders, and the Term Loan Agent on behalf of the Term Loan Claimholders hereby agree that:

(a) any Lien of the ABL Agent on the ABL Priority Collateral securing the ABL Obligations, whether such Lien is now or hereafter held by or on behalf of the ABL Agent or any other ABL Claimholder or any other agent or trustee therefor, regardless of how or when acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be senior in all respects and prior to any Lien on the ABL Priority Collateral securing any Notes Obligations; and the Liens of the ABL Claimholders, the Liens of the First-Lien Notes Claimholders, the Liens of the Second-Lien Notes Claimholders, the Liens of the Third-Lien Notes Claimholders and the Liens of the Term Loan Claimholders shall rank as set forth below with respect to the ABL Priority Collateral:

Priority on ABL Priority Collateral
ABL Claimholders	First
Term Loan Claimholders First-Lien Notes Claimholders	Second Third
Second-Lien Notes Claimholders	Fourth
Third-Lien Notes Claimholders	Fifth

(b) any Lien of the Term Loan Agent on the Notes Priority Collateral securing the Term Loan Obligations, whether such Lien is now or hereafter held by or on behalf of the Term Loan Agent, any other Term Loan Claimholder or any other agent or trustee therefor, regardless of how or when acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be senior in all respects to all Liens on the Notes Priority Collateral securing First-Lien Obligations, Second-Lien Notes Obligations, Third-Lien Notes Obligations and any ABL Obligations; and the Liens of the Term Loan Claimholders, the Liens of the First-Lien Notes Claimholders, the Liens of the Second-Lien Notes Claimholders, the Liens of Third-Lien Notes Claimholders and the Liens of the ABL Claimholders shall rank as set forth below with respect to the Notes Priority Collateral:

Priority on Notes Priority Collateral
Term Loan Claimholders First-Lien Notes Claimholders	First Second
Second-Lien Notes Claimholders	Third
Third-Lien Notes Claimholders	Fourth
ABL Claimholders	Fifth

(c) In the event the United States of America (or its successors or assigns) enforces the judgment lien issued in favor of the United States of America by the United States District Court for the District of Puerto Rico, Serial Number USAO-2011A44, recorded on June 7, 2011, Book Number 26527, Page 256, Instrument Number 201163850 (the “U.S. Judgment Lien”) by seeking satisfaction of the U.S. Judgment Lien from any property of the Grantors (the amount of the U.S. Judgment Lien to be satisfied at the time of any enforcement action being referred to as the “Judgment Amount”), each Agent, on its own behalf and on behalf of its respective Claimholders, hereby agrees that the Judgment Amount shall be applied 25% to the ABL Priority Collateral and 75% to the Notes Priority Collateral. Where the enforcement of the U.S. Judgment Lien has not been applied to the ABL Priority Collateral and Notes Priority Collateral as set forth in this Section 2.1, so long as neither the Discharge of ABL Obligations nor the Discharge of All Notes Obligations has occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any Grantor, any Collateral (including assets or Proceeds subject to Liens referred to in the final sentence of Section 2.3) received by any Agent or any Notes Claimholders or ABL Claimholders, whether or not such receipt was in the ordinary course or in connection with the exercise of any right, power, or remedy (including set-off) or Enforcement relating to the Collateral shall be segregated and held in trust and forthwith paid over to the appropriate Agent for the benefit of the appropriate Notes Claimholders or the ABL Claimholders, as applicable, in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. The foregoing terms of this Section 2.1 shall apply to and bind each successive Higher Priority Agent in relation to the ABL Priority Collateral or Notes Priority Collateral respectively (as if such Agent were named in the preceding sentences of this Section 2.1) as applicable until Discharge of all Higher Priority Obligations in relation to the applicable ABL Priority Collateral or Notes Priority Collateral respectively so as to effectuate compliance and consistency with the applicable order of Liens priority set forth in this Agreement. Each Agent is hereby authorized by the other Agents to make any such endorsements as agent for the other appropriate Agent or any appropriate Notes Claimholders or ABL Claimholders, as applicable. This authorization is coupled with an interest and is irrevocable until the Discharge of ABL Obligations and Discharge of All Notes Obligations.

2.2. Prohibition on Contesting Liens. Each of the respective Notes Agents, on behalf of each of their respective Notes Claimholders, and the ABL Agent, on behalf of each ABL Claimholder, consents to the granting of Liens in favor of each of the others to secure the ABL Obligations and the Notes Obligations, as applicable, and agrees that no Claimholder will be entitled to, and it will not (and shall be deemed to have irrevocably, absolutely, and unconditionally waived any right to), contest (directly or indirectly) or support (directly or indirectly) any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding): (a) the attachment, perfection, priority, validity or enforceability of any Lien in the Collateral held by or on behalf of any of the ABL Claimholders to secure the payment of the ABL Obligations or any of the Notes Claimholders to secure the payment of any of the Notes Obligations, (b) the priority, validity or enforceability of the ABL Obligations or the Notes Obligations, including the allowability or priority of the Notes Obligations or the ABL Obligations, as applicable, in any Insolvency or Liquidation Proceeding, or (c) the validity or enforceability of the provisions of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair the rights of the ABL Agent, on behalf of the ABL Claimholders, or any of the Notes Agents, on behalf of their respective Notes Claimholders, to enforce this Agreement, including the provisions of this Agreement relating to the priority of the Liens securing the Obligations as provided in Sections 2.1, 3.1, 3.2 and 6.1.

2.3. No New Liens. So long as one or more of the Discharge of the ABL Obligations, the Discharge of the First-Lien Notes Obligations, the Discharge of the Second-Lien Notes Obligations, the Discharge of the Third-Lien Notes Obligations and the Discharge of Term Loan Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against one or more of the Company or any other Grantor, the parties hereto agree, subject to Article VI, that the Company shall not, and shall not permit any other Grantor to:

(a) grant or permit any additional Liens on any asset or property to secure any Notes Obligations unless it has granted or concurrently grants a Lien on such asset or property to secure the ABL Obligations and each of the other Notes Obligations; or

(b) grant or permit any additional Liens on any asset or property to secure any ABL Obligations unless it has granted or concurrently grants a Lien on such asset or property to secure all of the Notes Obligations.

To the extent any additional Liens are granted on any asset or property pursuant to this Section 2.3, the priority of such additional Liens shall be determined in accordance with Section 2.1. In addition, to the extent that the foregoing provisions are not complied with for any reason, without limiting any other rights and remedies available hereunder, the ABL Agent, on behalf of the ABL Claimholders and each of the Notes Agents, on behalf of their respective Notes Claimholders agree that any amounts received by or distributed to any of them pursuant to or as a result of Liens granted in contravention of this Section 2.3 shall be subject to Section 4.2.

2.4. Similar Liens and Agreements. The parties hereto agree that it is their intention that the ABL Collateral and the Notes Collateral be identical except (a) as provided in Article VI and (b) as otherwise provided in this Agreement. In furtherance of the foregoing and of Section 8.8, the parties hereto agree, subject to the other provisions of this Agreement, upon request by the ABL Agent or any of the Notes Agents to cooperate in good faith (and to direct their counsel to cooperate in good faith) from time to time in order to determine the specific items included in the ABL Collateral and the Notes Collateral and the steps taken to perfect their respective Liens thereon and the identity of the respective parties obligated under the ABL Loan Documents and the respective Notes Documents.

2.5. Prior Vessel Mortgages. The Prior Vessel Mortgages whose relative priorities have been adjusted pursuant to the provisions of this Agreement are listed in Schedule 4 hereto.

III. EXERCISE OF REMEDIES; ENFORCEMENT.

3.1. Restrictions on the Notes Agents and the Other Notes Claimholders.

(a) Until the Discharge of ABL Obligations has occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any Grantor, the Notes Agents and the other Notes Claimholders:

(i) will not exercise or seek to exercise (but instead shall be deemed to have hereby irrevocably, absolutely and unconditionally waived for the duration of the respective ABL Priority Collateral Standstill Period applicable to each Notes Agent (which also binds the other respective Notes Claimholders) as provided below in this Section 3.1(a)(i)), any rights, powers, or remedies with respect to any ABL Priority Collateral (including (A) any right of set-off or any right under any Account Agreement, landlord waiver or bailee’s letter or similar agreement or arrangement to which any Notes Agent or any Notes Claimholder is a party, (B) any right to undertake self-help re-possession or non-judicial disposition of any ABL Priority Collateral (including any partial or complete strict foreclosure), and/or (C) any right to institute, prosecute, or otherwise maintain any action or proceeding with respect to such rights, powers or remedies (including any action of foreclosure)); provided, however, that:

(1) the Term Loan Agent may exercise any or all of such rights, powers, or remedies after a period of at least 180 days has elapsed since the later of: (i) the date on which the Term Loan Agent declared the existence of a Term Loan Default in respect of the Term Loan Obligations, accelerated (to the extent such amount was not already due and owing) the payment of the principal amount of all Term Loan Obligations, and demanded payment thereof and (ii) the date on which the ABL Agent received the Enforcement Notice from the Term Loan Agent; provided, further, however, that neither the Term Loan Agent nor any other Term Loan Claimholder shall exercise any rights or remedies with respect to the ABL Priority Collateral if, notwithstanding the expiration of such 180 day period, the ABL Agent or the other ABL Claimholders (A) shall have commenced, whether before or after the expiration of such 180 day period, and be diligently pursuing the exercise of their rights, powers, or remedies with respect to all or any material portion of such Collateral (prompt written notice of such exercise to be given to each of the other Agents), or (B) shall have been stayed by operation of law or any court order from pursuing any such exercise of remedies (the period during which the Term Loan Agent and the other Term Loan Claimholders may not pursuant to this Section 3.1(a)(i)(1) exercise any rights, powers, or remedies with respect to the ABL Priority Collateral, the “ABL Priority Collateral First Standstill Period”);

(2) the First-Lien Notes Agent may exercise any or all of such rights, powers, or remedies after a period of at least 360 days has elapsed since the later of: (i) the date on which the First-Lien Notes Agent declared the existence of a Notes Default in respect of the First-Lien Notes Obligations, accelerated (to the extent such amount was not already due and owing) the payment of the principal amount of all First-Lien Notes Obligations, and demanded payment thereof and (ii) the latest to occur of the date on which the ABL Agent and the Term Loan Agent received the Enforcement Notice from the First-Lien Notes Agent; provided, further, however, that neither the First-Lien Notes Agent nor any other First-Lien Notes Claimholder shall exercise any rights or remedies with respect to the ABL Priority Collateral if, notwithstanding the expiration of such 360 day period, the ABL Agent, the other ABL Claimholders, the Term Loan Agent or the other Term Loan Claimholders (A) shall have commenced, whether before or after the expiration of such 360 day period, and be diligently pursuing the exercise of their rights, powers, or remedies with respect to all or any material portion of such Collateral (prompt written notice of such exercise to be given to each of the other Agents), or (B) shall have been stayed by operation of law or any court order from pursuing any such exercise of remedies (the period during which the First-Lien Notes Agent and the other First-Lien Notes Claimholders may not pursuant to this Section 3.1(a)(i)(2) exercise any rights, powers, or remedies with respect to the ABL Priority Collateral, the “ABL Priority Collateral Second Standstill Period”);

(3) the Second-Lien Notes Agent may exercise any or all of such rights, powers, or remedies after a period of at least 540 days has elapsed since the later of: (i) the date on which the Second-Lien Notes Agent declared the existence of a Notes Default in respect of the Second-Lien Notes Obligations, accelerated (to the extent such amount was not already due and owing) the payment of the principal amount of all Second-Lien Notes Obligations, and demanded payment thereof and (ii) the latest to occur of the date on which the ABL Agent, the Term Loan Agent and the First-Lien Notes Agent received the Enforcement Notice from the Second-Lien Notes Agent; provided, further, however, that neither the Second-Lien Notes Agent nor any other Second-Lien Notes Claimholder shall exercise any rights or remedies with respect to the ABL Priority Collateral if, notwithstanding the expiration of such 540 day period, the ABL Agent, the other ABL Claimholders, the Term Loan Agent, the other Term Loan Claimholders, the First-Lien Notes Agent or the First-Lien Notes Claimholders (A) shall have commenced, whether before or after the expiration of such 540 day period, and be diligently pursuing the exercise of their rights, powers, or remedies with respect to all or any material portion of such Collateral (prompt written notice of such exercise to be given to each of the other Agents, or (B) shall have been stayed by operation of law or any court order from pursuing any such exercise of remedies (the period during which the Second-Lien Notes Agent and the other Second-Lien Notes Claimholders may not pursuant to this Section 3.1(a)(i)(3) exercise any rights, powers, or remedies with respect to the ABL Priority Collateral, the “ABL Priority Collateral Third Standstill Period”);

(4) the Third-Lien Notes Agent may exercise any or all of such rights, powers, or remedies after a period of at least 720 days has elapsed since the later of: (i) the date on which the Third-Lien Notes Agent declared the existence of a Notes Default in respect of the Third-Lien Notes Obligations, accelerated (to the extent such amount was not already due and owing) the payment of the principal amount of all Third-Lien Notes Obligations, and demanded payment thereof and (ii) the latest to occur of the date on which the ABL Agent, the Term Loan Agent, the First-Lien Notes Agent and the Second-Lien Notes Agent received the Enforcement Notice from the Third-Lien Notes Agent; provided, further, however, that neither the Third-Lien Notes Agent nor any other Third-Lien Notes Claimholder shall exercise any rights or remedies with respect to the ABL Priority Collateral if, notwithstanding the expiration of such 720 day period, any of the ABL Agent, the other ABL Claimholders, the Term Loan Agent, the other Term Loan Claimholders, the First-Lien Notes Agent, the other First-Lien Notes Claimholders, the Second-Lien Notes Agent or the other Second-Lien Notes Claimholders (A) shall have commenced, whether before or after the expiration of such 720 day period, and be diligently pursuing the exercise of their rights, powers, or remedies with respect to all or any material portion of such Collateral (prompt written notice of such exercise to be given to each of the other Agents), or (B) shall have been stayed by operation of law or any court order from pursuing any such exercise of remedies (the period during which the Third-Lien Notes Agent and the other Third-Lien Notes Claimholders may not pursuant to this Section 3.1(a)(i)(4) exercise any rights, powers, or remedies with respect to the ABL Priority Collateral, the “ABL Priority Collateral Fourth Standstill Period”);

(ii) will not, directly or indirectly, contest, protest or object to or hinder any judicial or non-judicial foreclosure proceeding or action (including any partial or complete strict foreclosure) brought by the ABL Agent or any other ABL Claimholder or any other Higher Priority Claimholders in respect of the ABL Priority Collateral then permitted to so exercise rights, powers and remedies in accordance with the terms of this Agreement (for purposes only of this Section 3.1(a), a “Permitted Higher Priority Claimholder”) relating to the ABL Priority Collateral or any other exercise by the ABL Agent or any other ABL Claimholder (or any other Permitted Higher Priority Claimholders) of any other rights, powers and remedies relating to the ABL Priority Collateral, including any sale, lease, exchange, transfer, or other disposition of the ABL Priority Collateral, whether under the ABL Loan Documents, applicable Notes Documents in respect of Higher Priority Obligations, applicable law, or otherwise, or the exercise of the right of the ABL Agent to set-off or credit bid the ABL Obligations;

(iii) subject to their rights under clause (a)(i) above (and under clause (vi) of Section 3.1(c)), will not object to the forbearance by the ABL Agent or the ABL Claimholders (or any other Permitted Higher Priority Claimholders) from bringing or pursuing any Enforcement with respect to the ABL Priority Collateral;

(iv) except as may be permitted in Section 3.1(c), irrevocably, absolutely, and unconditionally waive any and all rights each respective Notes Agent or the respective Notes Claimholders may have as a junior lien creditor or otherwise to object (and seek or be awarded any relief of any nature whatsoever based on any such objection) to the manner in which the ABL Agent or the ABL Claimholders (or other Permitted Higher Priority Claimholders) (A) enforce or collect (or attempt to collect) the ABL Obligations or other Notes Obligations or (B) realize or seek to realize upon or otherwise enforce the Liens in and to the ABL Priority Collateral securing the ABL Obligations or other Notes Obligations, regardless of whether any action or failure to act by or on behalf of the ABL Agent or ABL Claimholders (or other Permitted Higher Priority Claimholders) is adverse to the interest of any Notes Agent or any of the other Notes Claimholders. Without limiting the generality of the foregoing, the Notes Claimholders shall be deemed to have hereby irrevocably, absolutely, and unconditionally waived any right to object (and seek or be awarded any relief of any nature whatsoever based on any such objection), at any time prior or subsequent to any disposition of any of the ABL Priority Collateral, on the ground(s) that any such disposition of ABL Priority Collateral (x) would not be or was not “commercially reasonable” within the meaning of any applicable UCC and/or (y) would not or did not comply with any other requirement under any applicable UCC or under any other applicable law governing the manner in which a secured creditor (including one with a Lien on real property) is to realize on its collateral; and

(v) subject to Section 3.1(a) and (c), acknowledge and agree that no covenant, agreement or restriction contained in any of the Notes Security Documents or any other Notes Document (other than this Agreement) shall be deemed to restrict in any way the rights and remedies of the ABL Agent or the ABL Claimholders (or other Permitted Higher Priority Claimholders) with respect to the ABL Priority Collateral as set forth in this Agreement and the ABL Loan Documents (or Notes Documents in respect of Permitted Higher Priority Claimholders;

provided, however, that, in the case of (i), (ii) and (iii) above, the Liens granted to secure the respective Notes Obligations of the respective Notes Claimholders shall attach to any Proceeds resulting from actions taken by the ABL Agent or any ABL Claimholder (or other Permitted Higher Priority Claimholders) with respect to the ABL Priority Collateral in accordance with this Agreement after application of such Proceeds (in accordance with the relative priorities set forth in Section 2.1) to the extent necessary to meet the requirements of a Discharge of ABL Obligations and, if applicable, a Discharge of First-Lien Notes Obligations, a Discharge of Second-Lien Notes Obligations and a Discharge of Term Loan Obligations.

(b) (i) Until the Discharge of ABL Obligations has occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any Grantor, the ABL Agent and the other ABL Claimholders shall have the right to enforce rights, exercise remedies (including set-off and the right to credit bid their debt) and, in connection therewith (including voluntary Dispositions of ABL Priority Collateral by the respective Grantors after an ABL Default) make determinations regarding the release, disposition, or restrictions with respect to the ABL Priority Collateral without any consultation with or the consent of any Notes Agents or any Notes Claimholder; provided, however, that the Liens securing the Notes Obligations shall remain on the Proceeds (other than those properly applied to the ABL Obligations in accordance with Section 4.1) of such Collateral released or disposed of subject to the relative priorities described in Section 2.1. In exercising rights, powers, and remedies with respect to the ABL Priority Collateral, the ABL Agent and the ABL Claimholders may enforce the provisions of the ABL Loan Documents and exercise rights, powers, and/or remedies thereunder and/or under applicable law or otherwise, all in such order and in such manner as they may determine in the exercise of their sole discretion. Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of the ABL Priority Collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured creditor under the UCC, of a secured creditor under the Bankruptcy Laws of any applicable jurisdiction or any other applicable law.

(ii) After the Discharge of ABL Obligations has occurred, thereafter until the Discharge of Term Loan Obligations has occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any Grantor, the Term Loan Agent and the other Term Loan Claimholders shall have the right to enforce rights, exercise remedies (including set-off and the right to credit bid their debt) and, in connection therewith (including voluntary Dispositions of ABL Priority Collateral by the respective Grantors after a Term Loan Default in respect of the Term Loan Obligations) make determinations regarding the release, disposition, or restrictions with respect to the ABL Priority Collateral without any consultation with or the consent of any other Notes Agents or any other Notes Claimholder; provided, however, that the Liens securing the First-Lien Notes Obligations, the Second-Lien Notes Obligations and the Third-Lien Notes Obligations shall remain on the Proceeds (other than those properly applied to the Term Loan Obligations in accordance with Section 4.1) of such Collateral released or disposed of subject to the relative priorities described in Section 2.1. In exercising rights, powers, and remedies under this subsection (ii) with respect to the ABL Priority Collateral, the Term Loan Agent and the other Term Loan Claimholders may enforce the provisions of the Term Loan Documents and exercise rights, powers, and/or remedies thereunder and/or under applicable law or otherwise, all in such order and in such manner as provided in the Term Loan Documents. Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of the ABL Priority Collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured creditor under the UCC, of a secured creditor under the Bankruptcy Laws of any applicable jurisdiction or any other applicable law.

(iii) After the Discharge of ABL Obligations and the Discharge of all Term Loan Obligations have both occurred, thereafter until the Discharge of First-Lien Notes Obligations has occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any Grantor, the First-Lien Notes Agent and the other First-Lien Notes Claimholders shall have the right to enforce rights, exercise remedies (including set-off and the right to credit bid their debt) and, in connection therewith (including voluntary Dispositions of ABL Priority Collateral by the respective Grantors after a Notes Default in respect of the First-Lien Notes Obligations) make determinations regarding the release, disposition, or restrictions with respect to the ABL Priority Collateral without any consultation with or the consent of any other Notes Agents or any other Notes Claimholder; provided, however, that the Liens securing the Second-Lien Notes Obligations and the Third-Lien Notes Obligations shall remain on the Proceeds (other than those properly applied to the First-Lien Notes Obligations in accordance with Section 4.1) of such Collateral released or disposed of subject to the relative priorities described in Section 2.1. In exercising rights, powers, and remedies under this subsection (iii) with respect to the ABL Priority Collateral, the First-Lien Notes Agent and the other First-Lien Notes Claimholders may enforce the provisions of the First-Lien Notes Documents and exercise rights, powers, and/or remedies thereunder and/or under applicable law or otherwise, all in such order and in such manner as provided in the First-Lien Notes Documents. Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of the ABL Priority Collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured creditor under the UCC, of a secured creditor under the Bankruptcy Laws of any applicable jurisdiction or any other applicable law.

(iv) After the Discharge of ABL Obligations, the Discharge of Term Loan Obligations and the Discharge of the First-Lien Notes Obligations have all occurred, thereafter until the Discharge of Second-Lien Notes Obligations has occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any Grantor, the Second Lien Notes Agent and the other Second-Lien Notes Claimholders shall have the right to enforce rights, exercise remedies (including set-off and the right to credit bid their debt) and, in connection therewith (including voluntary Dispositions of ABL Priority Collateral by the respective Grantors after a Notes Default in respect of the Second-Lien Notes Obligations) make determinations regarding the release, disposition, or restrictions with respect to the ABL Priority Collateral without any consultation with or the consent of any Third-Lien Notes Agent or any Third-Lien Notes Claimholder; provided, however, that the Liens securing the Third-Lien Notes Obligations shall remain on the Proceeds (other than those properly applied to the Second-Lien Notes Obligations in accordance with Section 4.1) of such Collateral released or disposed of subject to the relative priorities described in Section 2.1. In exercising rights, powers, and remedies under this subsection (iv) with respect to the ABL Priority Collateral, the Second-Lien Notes Agent and the Second-Lien Notes Claimholders may enforce the provisions of the Second-Lien Notes Documents and exercise rights, powers, and/or remedies thereunder and/or under applicable law or otherwise, all in such order and in such manner as provided in the Second-Lien Notes Documents. Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of the ABL Priority Collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured creditor under the UCC, of a secured creditor under the Bankruptcy Laws of any applicable jurisdiction or any other applicable law.

(c) Notwithstanding anything to the contrary contained herein, any Notes Agent and any Notes Claimholder may:

(i) file a claim or statement of interest with respect to the applicable respective Notes Obligations; provided that an Insolvency or Liquidation Proceeding has been commenced by or against any Grantor;

(ii) take any action (not adverse to the priority status of the Liens of any Higher Priority Agent on the ABL Priority Collateral, or the rights of the ABL Agent or any of the other ABL Claimholders (or any other Higher Priority Claimholders in respect of the ABL Priority Collateral) to exercise rights, powers, and/or remedies in respect thereof, including those under Article VI) in order to create, perfect, preserve or protect (but not enforce) its Lien on any of the ABL Priority Collateral;

(iii) file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any person objecting to or otherwise seeking the disallowance of the claims of such respective Notes Claimholders, including any claims secured by the ABL Priority Collateral, if any, in each case in accordance with the terms of this Agreement;

(iv) file any pleadings, objections, motions or agreements which assert rights or interests available to unsecured creditors of the Grantors arising under either any Insolvency or Liquidation Proceeding or applicable non-bankruptcy law, in each case not inconsistent with the terms of this Agreement or applicable law (including the Bankruptcy Laws of any applicable jurisdiction) and any pleadings, objections, motions or agreements which assert rights or interests available to secured creditors solely with respect to the Notes Priority Collateral of such respective Notes Agent or Notes Claimholder, provided, however, any Notes Agent and any Notes Claimholder may not file any pleadings, objections, motions or agreements which assert that the ABL Obligations should not be Discharged and otherwise indefeasibly paid in full in cash;

(v) vote on any Plan of Reorganization, file any proof of claim, make other filings and make any arguments, objections, and motions (including in support of or opposition to, as applicable, the confirmation or approval of any Plan of Reorganization) that are, in each case, in accordance with the terms of this Agreement; provided, however, any Notes Agent and, any Notes Claimholder may not vote on any Plan of Reorganization, make other filings or make any arguments, objections, and motions (including in support of or opposition to, as applicable, the confirmation or approval of any Plan of Reorganization) that does not Discharge the ABL Obligations or otherwise indefeasibly pay in full in cash the ABL Obligations ;

(vi) exercise any of its rights, powers and/or remedies with respect to any of the ABL Priority Collateral after the termination of the respective ABL Priority Collateral Standstill Period applicable to such respective Notes Agent and Notes Claimholders to the extent permitted by Section 3.1(a)(i); and

(vii) take any action permitted to be taken by any Notes Agent or, Notes Claimholders described in clauses (iii), (vi), (viii), (ix) and (x) of the definition of “Enforcement”.

Each Notes Agent, on behalf of the respective Notes Claimholders for which it acts as agent, and each Notes Claimholder agrees that it will not take or receive any ABL Priority Collateral (including Proceeds) in connection with the exercise of any right or remedy (including set-off) with respect to ABL Priority Collateral in its capacity as a creditor in violation of this Agreement. Without limiting the generality of the foregoing, unless and until the Discharge of ABL Obligations has occurred, except as expressly provided in Sections 3.1(a)(i), 6.7 and Section 3.1(c), the sole right of the respective Notes Agents and the Notes Claimholders with respect to the ABL Priority Collateral is to hold its respective Lien on such Collateral pursuant to the applicable Notes Security Documents for the period and to the extent granted therein and to receive a share of the Proceeds thereof, if any, in accordance with Section 4.1.

(d) Except as otherwise specifically set forth in Sections 3.1(a), 3.4 and Article VI, any of the Notes Agents and the Notes Claimholders with respect to the ABL Priority Collateral, may exercise rights and remedies as unsecured creditors against any Grantor and subject to Section 3.2, may exercise rights and remedies with respect to its respective Notes Priority Collateral, in each case, in accordance with the terms of its respective Notes Documents and applicable law; provided, however, that in the event that any Notes Agent or any Notes Claimholder becomes a judgment Lien creditor in respect of ABL Priority Collateral as a result of its enforcement of its rights as an unsecured creditor with respect to its respective Notes Obligations, such judgment Lien shall be subject to the terms of this Agreement for all purposes (including in relation to the ABL Obligations) as the other Liens securing its respective Notes Obligations are subject to this Agreement.

(e) Except as provided in Section 5.3(e), nothing in this Agreement shall prohibit the receipt by any Notes Agent or any other Notes Claimholders of the required payments of interest, principal and other amounts owed in respect of their respective Notes Obligations so long as such receipt is not the direct or indirect result of the exercise by any Notes Agent or any Notes Claimholders of rights or remedies as a secured creditor (including set-off) with respect to ABL Priority Collateral or enforcement in contravention of this Agreement of any Lien held by any of them. Nothing in this Agreement impairs or otherwise adversely affects any rights or remedies the ABL Agent or the ABL Claimholders may have against the Grantors under the ABL Loan Documents.

3.2. Restrictions on the ABL Agent and ABL Claimholders, First-Lien Notes Agent and First-Lien Notes Claimholders, Second-Lien Notes Agent and Second-Lien Notes Claimholders, and Third-Lien Notes Agent and Third-Lien Notes Claimholders re Notes Priority Collateral.

(a) Until the Discharge of Term Loan Obligations has occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any Grantor, the ABL Agent, the other ABL Claimholders, the First-Lien Notes Agent, the First-Lien Claimholders, the Second-Lien Notes Agent, the other Second-Lien Notes Claimholders, the Third-Lien Notes Agent and other Third-Lien Notes Claimholders:

(i) will not exercise or seek to exercise (but instead shall be deemed to have hereby irrevocably, absolutely and unconditionally waived for the duration of the respective Notes Priority Collateral Standstill Period applicable to such Notes Agent or ABL Agent (which also binds the other respective First-Lien Notes Claimholders, Second-Lien Notes Claimholders, Third-Lien Notes Claimholders and ABL Claimholders) as provided below in this Section 3.2(a)(i)) any rights, powers, or remedies with respect to any Notes Priority Collateral (including (A) any right of set-off or any right under any Account Agreement, landlord waiver or bailee’s letter or similar agreement or arrangement to which any Notes Agent or any other Notes Claimholder is a party, (B) any right to undertake self-help re-possession or nonjudicial disposition of any Notes Priority Collateral (including any partial or complete strict foreclosure), and/or (C) any right to institute, prosecute or otherwise maintain any action or proceeding with respect to such rights, powers, or remedies (including any action of foreclosure)); provided, however, that:

(1) the First-Lien Notes Agent may exercise any or all of such rights, powers, or remedies after a period of at least 180 days has elapsed since the later of: (i) the date on which the First-Lien Notes Agent declared the existence of a Notes Default in respect of the First-Lien Obligations, accelerated (to the extent such amount was not already due and owing) the payment of the principal amount of all First-Lien Notes Obligations, and demanded payment thereof and (ii) the date on which the Term Loan Agent received the Enforcement Notice from the First-Lien Notes Agent relating to such action; provided, further, however, that neither the First-Lien Notes Agent nor the other First-Lien Notes Claimholders shall exercise any rights or remedies with respect to the Notes Priority Collateral if, notwithstanding the expiration of such 180 day period, the Term Loan Agent or the other Term Loan Claimholders (A) shall have commenced, whether before or after the expiration of such 180 day period, and be diligently pursuing the exercise of their rights, powers or remedies with respect to all or any material portion of such Collateral (prompt written notice of such exercise to be given to each of the other Agents) or (B) shall have been stayed by operation of law or by any court order from pursuing any such exercise of remedies (the period during which each of the other Agents and the other First-Lien Notes Claimholders may not pursuant to this Section 3.2(a)(i)(1) exercise any rights or remedies with respect to the Notes Priority Collateral, the “Notes Priority Collateral First Standstill Period”);

(2) the Second-Lien Notes Agent may exercise any or all of such rights, powers, or remedies after a period of at least 360 days has elapsed since the later of: (i) the date on which the Second-Lien Notes Agent declared the existence of a Notes Default in respect of the Second-Lien Obligations, accelerated (to the extent such amount was not already due and owing) the payment of the principal amount of all Second-Lien Notes Obligations, and demanded payment thereof and (ii) the latest to occur of the date on which the Term Loan Agent and the First-Lien Notes Agent received the Enforcement Notice from the Second-Lien Notes Agent relating to such action; provided, further, however, that neither the Second-Lien Notes Agent nor the other Second-Lien Notes Claimholders shall exercise any rights or remedies with respect to the Notes Priority Collateral if, notwithstanding the expiration of such 360 day period, the Term Loan Agent or the other Term Loan Claimholders, or the First-Lien Notes Agent or the other First-Lien Notes Claimholders (A) shall have commenced, whether before or after the expiration of such 360 day period, and be diligently pursuing the exercise of their rights, powers or remedies with respect to all or any material portion of such Collateral (prompt written notice of such exercise to be given to each of the other Agents) or (B) shall have been stayed by operation of law or by any court order from pursuing any such exercise of remedies (the period during which each of the other Agents and the other Second-Lien Notes Claimholders may not pursuant to this Section 3.2(a)(i)(2) exercise any rights or remedies with respect to the Notes Priority Collateral, the “Notes Priority Collateral Second Standstill Period”);

(3) the Third-Lien Notes Agent may exercise any or all of such rights, powers, or remedies after a period of at least 540 days has elapsed since the later of: (i) the date on which the Third-Lien Notes Agent declared the existence of a Notes Default in respect of the Third-Lien Obligations, accelerated (to the extent such amount was not already due and owing) the payment of the principal amount of all Third-Lien Notes Obligations, and demanded payment thereof and (ii) the latest to occur of the date on which the Term Loan Agent, the First-Lien Notes Agent and the Second-Lien Notes Agent received the Enforcement Notice from the Third-Lien Notes Agent relating to such action; provided, further, however, that neither the Third-Lien Notes Agent nor the other Third-Lien Notes Claimholders shall exercise any rights or remedies with respect to the Notes Priority Collateral if, notwithstanding the expiration of such 540 day period, the Term Loan Agent or the other Term Loan Claimholders, the First-Lien Notes Agent or the other First-Lien Notes Claimholders or the Second-Lien Notes Agent or the other Second-Lien Notes Claimholders (A) shall have commenced, whether before or after the expiration of such 540 day period, and be diligently pursuing the exercise of their rights, powers or remedies with respect to all or any material portion of such Collateral (prompt written notice of such exercise to be given to each of the other Agents) or (B) shall have been stayed by operation of law or by any court order from pursuing any such exercise of remedies (the period during which each of the other Agents and the other Third-Lien Notes Claimholders may not pursuant to this Section 3.2(a)(i)(3) exercise any rights or remedies with respect to the Notes Priority Collateral, the “Notes Priority Collateral Third Standstill Period”);

(4) the ABL Agent may exercise any or all of such rights, powers, or remedies after a period of at least 720 days has elapsed since the later of: (i) the date on which the ABL Agent declared the existence of an ABL Default in respect of the ABL Obligations, accelerated (to the extent such amount was not already due and owing) the payment of the principal amount of all ABL Obligations, and demanded payment thereof and (ii) the latest to occur of the date on which the Term Loan Agent, the First-Lien Notes Agent, the Second-Lien Notes Agent and the Third-Lien Notes Agent received the Enforcement Notice from the ABL Agent relating to such action; provided, further, however, that neither the ABL Agent nor the other ABL Claimholders shall exercise any rights or remedies with respect to the Notes Priority Collateral if, notwithstanding the expiration of such 720 day period, the Term Loan Agent or the other Term Loan Claimholders, the First-Lien Notes Agent or the other First-Lien Notes Claimholders, the Second-Lien Notes Agent or other Second-Lien Notes Claimholders or the Third-Lien Notes Agent or other Third-Lien Notes Claimholders (A) shall have commenced, whether before or after the expiration of such 720 day period, and be diligently pursuing the exercise of their rights, powers or remedies with respect to all or any material portion of such Collateral (prompt written notice of such exercise to be given to each of the other Agents) or (B) shall have been stayed by operation of law or by any court order from pursuing any such exercise of remedies (the period during which each of the other Agents and the other ABL Claimholders may not pursuant to this Section 3.2(a)(i)(4) exercise any rights or remedies with respect to the Notes Priority Collateral, the “Notes Priority Collateral Fourth Standstill Period”); provided, finally, however, that the ABL Agent, independent in all respects of the preceding provisos, may exercise the rights provided for in Section 3.3;

(ii) will not, directly or indirectly, contest, protest or object to or hinder any judicial or non-judicial foreclosure proceeding or action (including any partial or complete strict foreclosure) brought by the Term Loan Agent or any other Term Loan Claimholder (or any other Higher Priority Claimholder in respect of the Notes Priority Collateral then permitted to so exercise rights, powers and remedies in accordance with the terms of this Agreement) (for purposes only of this Section 3.2(a), a “Permitted Higher Priority Claimholder”) relating to the Notes Priority Collateral or any other exercise by the Term Loan Agent or any other Term Loan Claimholder (or other Permitted Higher Priority Claimholder in respect of the Notes Priority Collateral) of any rights, powers and remedies relating to the Notes Priority Collateral, including any sale, lease, exchange, transfer, or other disposition of the Notes Priority Collateral, whether under the applicable Notes Documents, the ABL Loan Documents, applicable law, or otherwise, or the exercise of the right of the Notes Agent to set-off or credit bid the Notes Obligations, subject to the Notes Agents’ and the other Notes Claimholders’ obligations under Section 3.3;

(iii) subject to their rights under clause (a)(i) above (and under clause (vi) of Section 3.2(c), will not object to the forbearance by the Term Loan Agent or the Term Loan Claimholders (or any other Permitted Higher Priority Claimholder in respect of the Notes Priority Collateral) from bringing or pursuing any Enforcement with respect to the Notes Priority Collateral;

(iv) except as may be permitted in Section 3.2(c) and subject to Sections 3.3 and 3.4, irrevocably, absolutely and unconditionally waive any and all rights the First-Lien Notes Agent, the First-Lien Notes Claimholders, the Second-Lien Notes Agent, the Second-Lien Notes Claimholders, the Third-Lien Notes Agent, the Third-Lien Notes Claimholders, the ABL Agent and ABL Claimholders may have as a junior lien creditor or otherwise to object (and seek or be awarded any relief of any nature whatsoever based on any such objection) to the manner in which any Notes Agent or any Notes Claimholders (or other Permitted Higher Priority Claimholder) (A) enforce or collect (or attempt to collect) any Notes Obligations or (B) realize or seek to realize upon or otherwise enforce the Liens in and to the Notes Priority Collateral securing any Notes Obligations, regardless of whether any action or failure to act by or on behalf of any Notes Agent or Notes Claimholders is adverse to the interest of any other Notes Obligations Claimholders or the ABL Claimholders. Without limiting the generality of the foregoing, the Notes Obligations Claimholders and the ABL Claimholders shall be deemed to have hereby irrevocably, absolutely and unconditionally waived any right to object (and seek or be awarded any relief of any nature whatsoever based on any such objection), at any time prior to or subsequent to any disposition of any Notes Priority Collateral, on the ground(s) that any such disposition of Notes Priority Collateral (a) would not be or was not “commercially reasonable” within the meaning of any applicable UCC and/or (b) would not or did not comply with any other requirement under any applicable UCC or under any other applicable law governing the manner in which a secured creditor (including one with a Lien on real property) is to realize on its collateral; and

(v) subject to Sections 3.2(a) and (c) and Sections 3.3 and 3.4, acknowledge and agree that no covenant, agreement or restriction contained in any Notes Security Documents, other Notes Documents, the ABL Security Documents or any other ABL Loan Document (other than this Agreement) shall be deemed to restrict in any way the rights and remedies of the Term Loan Agent or the Term Loan Claimholders (or any other Permitted Higher Priority Claimholder in respect of the Notes Priority Collateral) with respect to the Notes Priority Collateral as set forth in this Agreement and the Term Loan Notes Documents (or the Notes Documents in respect of Permitted Higher Priority Claimholders);

provided, however, that in the case of (i), (ii) and (iii) above, the Liens granted to secure Notes Obligations of the First-Lien Notes Claimholders, the Notes Obligations of the Second-Lien Notes Claimholders, the Notes Obligations of the Third-Lien Notes Claimholders and the ABL Obligations of the ABL Claimholders shall attach to any Proceeds resulting from actions taken by the Term Loan Agent or any Term Loan Claimholder (or any other Permitted Higher Priority Claimholder in respect of the Notes Priority Collateral) with respect to the Notes Priority Collateral in accordance with this Agreement after application of such Proceeds (in accordance with the relative priorities set forth in Section 2.1) to the extent necessary to meet the requirements of a Discharge of Term Loan Obligations and, if applicable, a Discharge of First-Lien Obligations, a Discharge of Second-Lien Notes Obligations and of Third-Lien Notes Obligations.

(b) (i) Until the Discharge of Term Loan Obligations has occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any Grantor, the Term Loan Agent and the Term Loan Claimholders shall have the right to enforce rights, exercise remedies (including set-off and the right to credit bid their debt) and make, in connection therewith (including voluntary Dispositions of the Notes Priority Collateral by the respective Grantors after a Term Loan Default in respect of the Term Loan Obligations) determinations regarding the release, disposition, or restrictions with respect to the Notes Priority Collateral without any consultation with or the consent of any other Notes Agent or Note Claimholder or the ABL Agent or any ABL Claimholder subject to the Notes Agents’ and the Notes Claimholders’ obligations under Section 3.3; provided, however, that the Lien securing the First-Lien Notes Obligations, the Second-Lien Notes Obligations, the Third-Lien Notes Obligations and the ABL Obligations shall remain on the Proceeds (other than those properly applied to the Term Loan Obligations in accordance with the Term Loan Documents but subject to the provisions of Section 4.1) of such Collateral released or disposed of subject to the relative priorities described in Section 2.1. In exercising rights, powers and remedies with respect to the Notes Priority Collateral, the Term Loan Agent and the Term Loan Claimholders may enforce the provisions of the Term Loan Documents and exercise rights, powers and/or remedies thereunder and/or under applicable law or otherwise, all in such order and in such manner as provided in the Term Loan Documents subject to the Notes Agents’ and the Notes Claimholders’ obligations under Section 3.3. Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of the Notes Priority Collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured creditor under the UCC, of a secured creditor under the Bankruptcy Laws of any applicable jurisdiction or any other applicable law.

(ii) After the Discharge of Term Loan Obligations has occurred and until the Discharge of First-Lien Notes Obligations has occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any Grantor, the First-Lien Notes Agent and the First-Lien Notes Claimholders shall have the right to enforce rights, exercise remedies (including set-off and the right to credit bid their debt) and make, in connection therewith (including voluntary Dispositions of Notes Priority Collateral by the respective Grantors after a Notes Default in respect of the First-Lien Notes Obligations) determinations regarding the release, disposition, or restrictions with respect to the Notes Priority Collateral without any consultation with or the consent of any other Notes Agent or Note Claimholder or the ABL Agent or any ABL Claimholder subject to the Notes Agents’ and the Notes Claimholders’ obligations under Section 3.3; provided, however, that the Lien securing the Second-Lien Notes Obligations, the Third-Lien Notes Obligations and the ABL Obligations shall remain on the Proceeds (other than those properly applied to the First-Lien Notes Obligations in accordance with the First-Lien Notes Documents but subject to the provisions of Section 4.1) of such Collateral released or disposed of subject to the relative priorities described in Section 2.1. In exercising rights, powers and remedies under this subsection (ii) with respect to the Notes Priority Collateral, the First-Lien Notes Agent and the First-Lien Notes Claimholders may enforce the provisions of the First-Lien Notes Documents and exercise rights, powers and/or remedies thereunder and/or under applicable law or otherwise, all in such order and in such manner as provided in the First-Lien Notes Documents subject to the Notes Agents’ and the Notes Claimholders’ obligations under Sections 3.3. Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of the Notes Priority Collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured creditor under the UCC, of a secured creditor under the Bankruptcy Laws of any applicable jurisdiction or any other applicable law.

(iii) After the Discharge of Term Loan Obligations and the Discharge of First-Lien Notes Obligations have occurred, thereafter until the Discharge of Second-Lien Notes Obligations has occurred, whether or not Insolvency or Liquidation Proceeding has been commenced by or against any Grantor, the Second-Lien Notes Agent and the other Second-Lien Notes Claimholders shall have the right to enforce rights, exercise remedies (including set-off and the right to credit bid their debt) and make, in connection therewith (including voluntary Dispositions of Notes Priority Collateral by the respective Grantors after a Notes Default in respect of the Second-Lien Notes Obligations) determinations regarding the release, disposition, or restrictions with respect to the Notes Priority Collateral without any consultation with or consent of any other Notes Agent or Notes Claimholder or the ABL Agent or any ABL Claimholder subject to the Notes Agents’ and the Notes Claimholders’ obligations under Section 3.3; provided, however, that the Lien securing the Third-Lien Notes Obligations and the ABL Obligations shall remain on the Proceeds (other than those properly applied to the Second-Lien Notes Obligations in accordance with the Second-Lien Notes Documents but subject to the provisions of Section 4.1) of such Collateral released or disposed of subject to the relative priorities described in Section 2.1. In exercising rights, powers and remedies under this subsection (iii) with respect to the Notes Priority Collateral, the Second-Lien Notes Agent and the Second-Lien Notes Claimholders may enforce the provisions of the Second-Lien Notes Documents and exercise rights, powers and/or remedies thereunder and/or under applicable law or otherwise, all in such order and in such manner as provided in the Second-Lien Notes Documents subject to the Notes Agents’ and the Notes Claimholders’ obligations under Section 3.3. Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of the Notes Priority Collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured creditor under the UCC, of a secured creditor under the Bankruptcy Laws of any applicable jurisdiction or any other applicable law.

(iv) After the Discharge of Term Loan Obligations, the Discharge of First-Lien Notes Obligations the Discharge of the Second-Lien Notes have occurred, thereafter until the Discharge of the Third-Lien Notes Obligations has occurred, whether or not Insolvency or Liquidation Proceeding has been commenced by or against any Grantor, the Third-Lien Notes Agent and the other Third-Lien Notes Claimholders shall have the right to enforce rights, exercise remedies (including set-off and the right to credit bid their debt) and make, in connection therewith (including voluntary Dispositions of Notes Priority Collateral by the respective Grantors after a Notes Default in respect of the Third-Lien Notes Obligations) determinations regarding the release, disposition, or restrictions with respect to the Notes Priority Collateral without any consultation with or consent of any other Notes Agent or Notes Claimholder or the ABL Agent or any ABL Claimholder subject to the Notes Agents’ and the Notes Claimholders’ obligations under Section 3.3; provided, however, that the Lien securing the ABL Obligations shall remain on the Proceeds (other than those properly applied to the Third-Lien Notes Obligations in accordance with the Third-Lien Notes Documents but subject to the provisions of Section 4.1) of such Collateral released or disposed of subject to the relative priorities described in Section 2.1. In exercising rights, powers and remedies under this subsection (iv) with respect to the Notes Priority Collateral, the Third-Lien Notes Agent and the Third-Lien Notes Claimholders may enforce the provisions of the Third-Lien Notes Documents and exercise rights, powers and/or remedies thereunder and/or under applicable law or otherwise, all in such order and in such manner as provided in the Third-Lien Notes Documents subject to the Notes Agents’ and the Notes Claimholders’ obligations under Section 3.3. Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of the Notes Priority Collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured creditor under the UCC, of a secured creditor under the Bankruptcy Laws of any applicable jurisdiction or any other applicable law.

(c) Notwithstanding anything to the contrary contained herein, any Notes Agent, any Notes Claimholder, the ABL Agent and any ABL Claimholder may:

(i) file a claim or statement of interest with respect to, in the case of any Notes Agent or Notes Claimholder, its respective Notes Obligations or in the case of the ABL Agent or any ABL Claimholder, the ABL Obligations; provided that an Insolvency or Liquidation Proceeding has been commenced by or against any Grantor;

(ii) take any action (not adverse to the priority status of the Liens of any Higher Priority Agent on the Notes Priority Collateral, or the rights of the First-Lien Notes Claimholders (or any other Higher Priority Claimholder in respect of the Notes Priority Collateral) to exercise rights, powers and/or remedies in respect thereof, including those under Article VI) in order to create, perfect, preserve or protect (but, subject to the provisions of Section 3.3, not enforce) its Lien on any of the Notes Priority Collateral;

(iii) file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any person objecting to or otherwise seeking the disallowance of the claims of such respective Notes Claimholders or the ABL Claimholders, including any claims secured by the Notes Priority Collateral, if any, in each case in accordance with the terms of this Agreement;

(iv) file any pleadings, objections, motions or agreements which assert rights or interests available to unsecured creditors of the Grantors arising under either any Insolvency or Liquidation Proceeding or applicable non-bankruptcy law, in each case not inconsistent with the terms of this Agreement or applicable law (including the Bankruptcy Laws of any applicable jurisdiction) and any pleadings, objections, motions or agreements which assert rights or interests available to secured creditors solely with respect to the ABL Priority Collateral of such respective Notes Agent or Notes Claimholder of the ABL Agent or ABL Claimholder; provided, however, the ABL Agent and any ABL Lender may not file any pleadings, objections, motions or agreements which assert that the Notes Obligations should not be Discharged and otherwise indefeasibly paid in full cash;

(v) vote on any Plan of Reorganization, file any proof of claim, make other filings and make any arguments, objections and motions (including in support of or opposition to, as applicable, the confirmation or approval of any Plan of Reorganization) that are, in each case, in accordance with the terms of this Agreement; provided, however, the ABL Agent and any ABL Lender may not vote on any Plan of Reorganization, make other filings or make any arguments, objections, and motions (including in support of or opposition to, as applicable, the confirmation or approval of any Plan of Reorganization) that does not Discharge the Notes Obligations or otherwise indefeasibly pay in full in cash the Notes Obligations;

(vi) exercise any of its rights, powers, and/or remedies with respect to any of the Notes Priority Collateral (A) after the termination of the respective Notes Priority Collateral Standstill Period applicable to such respective Notes Agent or ABL Agent to the extent permitted by Section 3.2(a)(i) and (B) in respect of the ABL Agent only, Section 3.3; and

(vii) take any action permitted to be taken by the ABL Agent or the ABL Claimholders described in clauses (i) through (viii) of the definition of “Enforcement”.

The First-Lien Notes Agent, on behalf of the First-Lien Notes Claimholders, agrees that no First-Lien Notes Claimholder will take or receive any Notes Priority Collateral (including Proceeds) in connection with the exercise of any right or remedy (including set-off) with respect to any Notes Priority Collateral in its capacity as a creditor in violation of this Agreement. Without limiting the generality of the foregoing, unless and until the Discharge of Term Loan Obligations has occurred, except as expressly provided in Sections 3.2(a)(i), 3.2(c), 3.3, 3.4 and 6.7, the sole right of the First-Lien Notes Agent and the First-Lien Notes Claimholders with respect to the Notes Priority Collateral is to hold a Lien on such Collateral pursuant to the Notes Security Documents relating to the First-Lien Notes Obligations for the period and to the extent granted therein and to receive a share of the Proceeds thereof, if any, in accordance with Section 4.1.

The Second-Lien Notes Agent, on behalf of the Second-Lien Claimholders, agrees that no Second-Lien Claimholder will take or receive any Notes Priority Collateral (including Proceeds) in connection with the exercise of any right or remedy (including set-off) with respect to any Notes Priority Collateral in its capacity as a creditor in violation of this Agreement. Without limiting the generality of the foregoing, unless and until the Discharge of Term Loan Obligations and the Discharge of First-Lien Notes Obligations have occurred, except as expressly provided in Sections 3.2(a)(i), 3.2(c), 3.3, 3.4 and 6.7, the sole right of the Second-Lien Notes Agent and the Second-Lien Notes Claimholders with respect to the Notes Priority Collateral is to hold a Lien on such Collateral pursuant to the Notes Security Documents relating to the Second-Lien Notes Obligations for the period and to the extent granted therein and to receive a share of the Proceeds thereof, if any, in accordance with Section 4.1.

The Third-Lien Notes Agent, on behalf of the Third-Lien Notes Claimholders, agrees that no Third-Lien Notes Claimholder will take or receive any Notes Priority Collateral (including Proceeds) in connection with the exercise of any right or remedy (including set-off) with respect to any Notes Priority Collateral in its capacity as a creditor in violation of this Agreement. Without limiting the generality of the foregoing, unless and until the Discharge of Term Loan Obligations, the Discharge of First-Lien Notes Obligations and the Discharge of Second-Lien Notes Obligations have occurred, except as expressly provided in Sections 3.2(a)(i), 3.2(c), 3.3, 3.4 and 6.7, the sole right of the Third-Lien Notes Agent and the Third-Lien Notes Claimholders with respect to the Notes Priority Collateral is to hold a Lien on such Collateral pursuant to the Notes Security Documents relating to the Third-Lien Notes Obligations for the period and to the extent granted therein and to receive a share of the Proceeds thereof, if any, in accordance with Section 4.1.

The ABL Agent, on behalf of the ABL Claimholders, agrees that no ABL Claimholder will take or receive any Notes Priority Collateral (including Proceeds) in connection with the exercise of any right or remedy (including set-off) with respect to any Notes Priority Collateral in its capacity as a creditor in violation of this Agreement. Without limiting the generality of the foregoing, unless and until the Discharge of All Notes Obligations in respect of each of the Term Loan Obligations, the First-Lien Notes Obligations, the Second-Lien Notes Obligations and the Third-Lien Notes Obligations has occurred, except as expressly provided in Sections 3.2(a)(i), 3.2(c), 3.3, 3.4 and 6.7, the sole right of the ABL Agent and the ABL Claimholders with respect to the Notes Priority Collateral is to hold a Lien on such Collateral pursuant to the ABL Security Documents for the period and to the extent granted therein and to receive a share of the Proceeds thereof, if any, in accordance with Section 4.1.

(d) Except as otherwise specifically set forth in Sections 3.2(a) and 3.4 and Article VI, the First-Lien Notes Agent, the First-Lien Notes Claimholders the Second-Lien Notes Agent, the Second Lien Notes Claimholders, the Third-Lien Notes Agent, the Third-Lien Notes Claimholders, the ABL Agent and the ABL Claimholders with respect to the Notes Priority Collateral, may exercise rights and remedies as unsecured creditors against any Grantor and subject to Section 3.1, may exercise rights and remedies with respect to the ABL Priority Collateral, in each case, in accordance with the terms of their respective Notes Documents or the ABL Loan Documents and applicable law; provided, however, that in the event that any of the foregoing Agents or Claimholders becomes a judgment Lien creditor in respect of Notes Priority Collateral as a result of its enforcement of its rights as an unsecured creditor with respect to the ABL Obligations or the applicable Notes Obligations, such judgment Lien shall be subject to the terms of this Agreement for all purposes (including in relation to the Notes Obligations) as the other Liens respectively securing the First-Lien Notes Obligations, the Second-Lien Notes Obligations, the Third-Lien Notes Obligations or the ABL Obligations are subject to this Agreement.

(e) Except as provided in Section 5.3(d), nothing in this Agreement shall prohibit the receipt by the First-Lien Notes Agent, the First-Lien Notes Claimholders, the Second-Lien Notes Agent, the Second Lien Notes Claimholders, the Third-Lien Notes Agent, the Third-Lien Notes Claimholders, the ABL Agent or any ABL Claimholders of the required payments of interest, principal and other amounts owed in respect of their respective Notes Obligations or the ABL Obligations so long as such receipt is not the direct or indirect result of the exercise by any such Agent or any such Claimholders of rights or remedies as a secured creditor (including set-off) with respect to Notes Priority Collateral or enforcement in contravention of this Agreement of any Lien held by any of them. Nothing in this Agreement impairs or otherwise adversely affects any rights or remedies the Term Loan Agent or the Term Loan Claimholders may have against the Grantors under the Term Loan Documents applicable to the Term Loan Obligations.

3.3. Collateral Access Rights.

(a) The ABL Agent and each Notes Agent agree not to commence Enforcement until an Enforcement Notice has been given to each of the other Agents. Subject to the provisions of Sections 3.1 and 3.2, any Agent may join in any judicial proceedings commenced by another Agent to enforce Liens on the Collateral, provided that no Agent, nor the other ABL Claimholders or the other Notes Claimholders, as applicable, shall interfere with the Enforcement actions of another Agent with respect to Collateral in which such party has the priority Lien in accordance with Section 2.1 and Section 2.2. If either the ABL Agent or any Notes Agent (in any case as described in this sentence, an “Access Agent”) becomes a party to a landlord waiver or bailee’s letter or similar agreement (“Access Agreement”) with respect to any assets of the Parent or its Subsidiaries, but any other Agent (each, a “Non-Access Agent”) is not a party to such Access Agreement or a similar Access Agreement with respect to such assets, then the Access Agent shall promptly notify each Non-Access Agent in writing of that fact and, notwithstanding the rights conferred on the Access Agent under such Access Agreement, the Access Agent shall only exercise rights under such Access Agreement with respect to (i) ABL Priority Collateral if the Access Agent in respect of the respective subject Access Agreement is the ABL Agent, or (ii) Notes Priority Collateral if the Access Agent in respect of the respective subject Access Agreement is the Term Loan Agent; provided that (A) at the request of any Non-Access Agent, the Access Agent may, in its sole discretion, exercise rights under such Access Agreement with respect to the priority Collateral of such Non-Access Agent; and (B) the foregoing terms of this sentence shall apply to and bind each successive Higher Priority Agent that is an Access Agent in relation to the ABL Priority Collateral, or Notes Priority Collateral respectively as if such Agent were named in the preceding terms of this sentence as applicable until Discharge of all Higher Priority Obligations in relation to the applicable ABL Priority Collateral or Notes Priority Collateral respectively covered by the above-described terms of access under any particular Access Agreement so as to effectuate compliance and consistency with the intent of preceding terms of this sentence.

(b) If any Notes Agent, or any agent or representative of any Notes Agent, or any receiver, shall, after any Notes Default, obtain possession or physical control of any of the Mortgaged Premises, such Notes Agent shall promptly notify the ABL Agent in writing of that fact, and the ABL Agent shall, within ten (10) Business Days thereafter, notify such Notes Agent in writing as to whether the ABL Agent desires to exercise access rights under this Agreement. In addition, if the ABL Agent, or any agent or representative of the ABL Agent, or any receiver, shall obtain possession or physical control of any of the Mortgaged Premises or any of the tangible Notes Priority Collateral located on any premises other than a Mortgaged Premises, following the delivery to such Notes Agent of an Enforcement Notice, then the ABL Agent shall promptly notify such Notes Agent in writing that the ABL Agent is exercising its access rights under this Agreement under either circumstance. Upon delivery of such notice by the ABL Agent to such Notes Agent, the parties shall confer in good faith to coordinate with respect to the ABL Agent’s exercise of such access rights. Consistent with the definition of “Access Period,” access rights will apply to differing parcels of Mortgaged Premises at differing times, in which case, a differing Access Period will apply to each such property. References to the Notes Agent in this Section 3.3 shall be deemed to be references to the Notes Agent then having controlling rights as a secured creditor in accordance with Sections 2.1, 3.2(b) and 6.1.

(c) During any pertinent Access Period, the ABL Agent and its agents, representatives and designees shall have an irrevocable, non-exclusive right to have access to, and a rent-free right to use, the Notes Priority Collateral for the purpose of (i) copying, using, or preserving any and all information relating to any of the ABL Priority Collateral, (ii) arranging for and effecting the sale or disposition of ABL Priority Collateral located on such parcel, (iii) selling (by public auction, private sale or a “store closing”, “going out of business” or similar sale, whether in bulk, in lots or to customers in the ordinary course of business or otherwise and which sale may include augmented Inventory of the same type sold in any Grantor’s business), and (iv) storing or otherwise dealing with the ABL Priority Collateral, in each case without interference by any Notes Agent or any Notes Claimholder or liability (except as and to the extent specifically set forth below in this Section 3.3(c)) to any Notes Agent or any Notes Claimholder. During any such Access Period, the ABL Agent and its representatives (and persons employed on their behalf), may continue to operate, service, maintain, process and sell the ABL Priority Collateral, as well as to engage in bulk sales of ABL Priority Collateral. The ABL Agent shall take proper and reasonable care under the circumstances of any Notes Priority Collateral that is used by the ABL Agent during the Access Period and repair and replace any damage (ordinary wear-and-tear excepted) caused by the ABL Agent or its agents, representatives or designees, and the ABL Agent shall comply with all applicable laws in all material respects in connection with its use or occupancy of the Notes Priority Collateral. The ABL Agent and the ABL Claimholders shall reimburse the applicable Notes Agent and the Notes Claimholders for any injury or damage to Persons or property (ordinary wear-and-tear excepted) caused by the acts or omissions of Persons under its control; provided, however, that the ABL Agent and the ABL Claimholders will not be liable for any diminution in the value of the Mortgaged Premises caused by the absence of the ABL Priority Collateral therefrom. In no event shall the ABL Claimholders or the ABL Agent have any liability to any Notes Claimholders and/or to any Notes Agent hereunder as a result of any condition (including any environmental condition, claim or liability) on or with respect to the Notes Priority Collateral existing prior to the date of the exercise by the ABL Agent of its rights under this Agreement. The ABL Agent and each applicable Notes Agent shall cooperate and use reasonable efforts to ensure that their activities during the Access Period as described above do not interfere materially with the activities of the other as described above, including the right of the applicable Notes Agent to show the Notes Priority Collateral to prospective purchasers and to ready the Notes Priority Collateral for sale.

(d) Consistent with the definition of the term “Access Period,” if any order or injunction is issued or stay is granted or is otherwise effective by operation of law that prohibits the ABL Agent from exercising any of its rights hereunder, then the Access Period granted to the ABL Agent under this Section 3.3 shall be stayed during the period of such prohibition and shall continue thereafter consistent with the definition of the term “Access Period”. No Notes Agent shall foreclose or otherwise sell or dispose of any of the Notes Priority Collateral during the Access Period, unless the buyer agrees in writing to acquire the Notes Priority Collateral, subject to the terms of Section 3.3 of this Agreement and agrees therein to comply with the terms of this Section 3.3, and the rights of the ABL Agent and the ABL Claimholders under this Section 3.3 during the Access Period shall continue notwithstanding such foreclosure, sale or other disposition by any Notes Agent; provided, however, that the ABL Agent and the applicable Notes Agent shall confer in good faith, prior to and (if not theretofore resolved to the satisfaction of the ABL Agent) after any foreclosure, sale or other disposition, to determine the method for satisfying the access rights of the ABL Agent under this Section 3.3 and if the ABL Agent shall be satisfied (in its sole discretion) that it has or will have adequate access rights, then the ABL Agent shall promptly agree in a separate writing to waive any access rights beyond those rights that are satisfactory to the ABL Agent as aforesaid.

(e) The ABL Agent and the ABL Claimholders shall have the right to bring an action to enforce their rights under this Section 3.3, including, without limitation, an action seeking possession of the applicable Collateral and/or specific performance of this Section 3.3.

3.4. Set-Off and Tracing of and Priorities in Proceeds. Each Notes Agent, on behalf of the respective Notes Claimholders, and the ABL Agent, on behalf of the ABL Claimholders, acknowledges and agrees that, to the extent of any exercise of rights of set-off in accordance with this Agreement against any ABL Priority Collateral or the Notes Priority Collateral, the amount of such set-off shall be held and distributed pursuant to Section 4.1. The ABL Agent, for itself and on behalf of the ABL Claimholders, and each Notes Agent, for itself and on behalf of the respective Notes Claimholders, further agree that prior to issuance of an Enforcement Notice by any Agent, ABL Claimholder or Notes Claimholder, or the commencement of any Insolvency or Liquidation Proceeding, any Proceeds of Collateral, whether or not deposited under Account Agreements, which are used by any Grantor to acquire other property which is Collateral shall not (solely as among the Agents, the ABL Claimholders and the Notes Claimholders ) be treated as Proceeds of Collateral for purposes of determining the relative priorities in the Collateral which was so acquired. In addition, unless and until the Discharge of ABL Obligations occurs, subject to Section 4.2, each Notes Agent and the Notes Claimholders each hereby consents to the application, prior to the receipt by the ABL Agent of an Enforcement Notice issued by the applicable Notes Agent of cash or other Proceeds of Collateral, deposited under Account Agreements to the repayment of ABL Obligations pursuant to the ABL Loan Documents.

IV. PAYMENTS.

4.1. Application of Proceeds.

(a) (i) So long as the Discharge of ABL Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any Grantor, (A) all ABL Priority Collateral or Proceeds thereof received in connection with the sale or other disposition of, or collection on, such ABL Priority Collateral upon the exercise of remedies or other Enforcement by any Agent or any ABL Claimholders or Notes Claimholders shall be delivered to the ABL Agent and shall be applied or further distributed by the ABL Agent to or on account of the ABL Obligations in such order, if any, as specified in the relevant ABL Loan Documents or as a court of competent jurisdiction may otherwise direct and (B) all ABL Priority Collateral consisting of Accounts shall be deemed to be sold or disposed of at a valuation equal to the face amount of each such Account.

(ii) Upon the Discharge of ABL Obligations and until the Discharge of Term Loan Obligations, the ABL Agent shall deliver to the Term Loan Agent any Collateral and Proceeds of Collateral received or delivered to it pursuant to the preceding sentence, in the same form as received, with any necessary endorsements, to be applied by the Term Loan Agent to the Term Loan Obligations in such order as specified in the Term Loan Documents or as a court of competent jurisdiction may otherwise direct.

(iii) Upon the Discharge of ABL Obligations and the Discharge of Term Loan Obligations and until the Discharge of First-Lien Notes Obligations, the Term Loan Agent shall deliver to the First-Lien Notes Agent any Collateral and Proceeds of Collateral received or delivered to it pursuant to the preceding sentence, in the same form as received, with any necessary endorsements, to be applied by the First-Lien Notes Agent to the First-Lien Notes Obligations in such order as specified in the First-Lien Notes Documents or as a court of competent jurisdiction may otherwise direct.

(iv) Upon the Discharge of ABL Obligations, the Discharge of Term Loan Obligations and the Discharge of First-Lien Notes Obligations and until the Discharge of Second-Lien Notes Obligations, the First-Lien Notes Agent shall deliver to the Second-Lien Notes Agent any Collateral and Proceeds of Collateral received or delivered to it pursuant to the preceding sentence, in the same form as received, with any necessary endorsements, to be applied by the Second-Lien Notes Agent to the Second-Lien Notes Obligations in such order as specified in the Second-Lien Notes Documents or as a court of competent jurisdiction may otherwise direct.

(v) Upon the Discharge of ABL Obligations, the Discharge of Term Loan Obligations, the Discharge of First-Lien Obligations and the Discharge of Second-Lien Notes Obligations, the Second-Lien Notes Agent shall deliver to the Third-Lien Notes Agent any Collateral and Proceeds of Collateral received or delivered to it pursuant to the preceding sentence, in the same form as received, with any necessary endorsements, to be applied by the Third-Lien Notes Agent to the Third-Lien Notes Obligations in such order as specified in the Third-Lien Notes Documents or as a court of competent jurisdiction may otherwise direct.

(b) (i) So long as the Discharge of Term Loan Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any Grantor, all Notes Priority Collateral or Proceeds thereof received in connection with the sale or other disposition of, or collection on, such Notes Priority Collateral upon the exercise of remedies or other Enforcement by any Agent or any Notes Claimholders or ABL Claimholders, shall be delivered to the Term Loan Agent and shall be applied by the Term Loan Agent to the Term Loan Obligations in such order as specified in the Term Loan Documents or as a court of competent jurisdiction may otherwise direct.

(ii) Upon the Discharge of Term Loan Obligations, the Term Loan Agent shall deliver to the First-Lien Notes Agent any Collateral and Proceeds of Collateral received or delivered to it pursuant to the preceding sentence, in the same form as received, with any necessary endorsements to be applied by the First-Lien Notes Agent to the First-Lien Notes Obligations in such order as specified in the First-Lien Notes Documents or as a court of competent jurisdiction may otherwise direct.

(iii) Upon the Discharge of Term Loan Obligations and the Discharge of First-Lien Notes Obligations, the First-Lien Notes Agent shall deliver to the Second-Lien Notes Agent any Collateral and Proceeds of Collateral received or delivered to it pursuant to the preceding sentence, in the same form as received, with any necessary endorsements to be applied by the Second-Lien Notes Agent to the Second-Lien Notes Obligations in such order as specified in the Second-Lien Notes Documents or as a court of competent jurisdiction may otherwise direct.

(iv) Upon the Discharge of the Term Loan Obligations, the Discharge of First-Lien Notes Obligations and the Discharge of Second-Lien Notes Obligations, the Second-Lien Notes Agent shall deliver to the Third-Lien Notes Agent any Collateral and Proceeds of Collateral received or delivered to it pursuant to the preceding sentence, in the same form as received, with any necessary endorsements to be applied by the Third-Lien Notes Agent to the Third-Lien Notes Obligations in such order as specified in the Third-Lien Notes Documents or as a court of competent jurisdiction may otherwise direct.

(v) Upon the Discharge of Term Loan Obligations, the Discharge of First-Lien Notes Obligations, the Discharge of Second-Lien Notes Obligations and the Discharge of Third-Lien Notes Obligations, the Third-Lien Notes Agent shall deliver to the ABL Agent any Collateral and Proceeds of Collateral received or delivered to it pursuant to the preceding sentence, in the same form as received, with any necessary endorsements to be applied by the ABL Agent to the ABL Obligations in such order as specified in the ABL Security Documents relating to the ABL Obligations or as a court of competent jurisdiction may otherwise direct.

4.2. Payments Over in Violation of Agreement. So long as neither the Discharge of ABL Obligations nor the Discharge of All Notes Obligations has occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any Grantor, any Collateral (including assets or Proceeds subject to Liens referred to in the final sentence of Section 2.3) received by any Agent or any Notes Claimholders or ABL Claimholders in connection with the exercise of any right, power, or remedy (including set-off) relating to the Collateral in contravention of this Agreement shall be segregated and held in trust and forthwith paid over to the appropriate Agent for the benefit of the appropriate Notes Claimholders or the ABL Claimholders, as applicable, in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. The foregoing terms of this Section 4.2 shall apply to and bind each successive Higher Priority Agent in relation to the ABL Priority Collateral or Notes Priority Collateral respectively (as if such Agent were named in the preceding sentences of this Section 4.2) as applicable until Discharge of all Higher Priority Obligations in relation to the applicable ABL Priority Collateral or Notes Priority Collateral respectively so as to effectuate compliance and consistency with the applicable order of Liens priority set forth in this Agreement. Each Agent is hereby authorized by the other Agents to make any such endorsements as agent for the other appropriate Agent or any appropriate Notes Claimholders or ABL Claimholders, as applicable. This authorization is coupled with an interest and is irrevocable until the Discharge of ABL Obligations and Discharge of All Notes Obligations.

4.3. Application of Payments. Subject to the other terms of this Agreement, all payments received by (a) the ABL Agent or the ABL Claimholders may be applied, reversed and reapplied, in whole or in part, to the ABL Obligations to the extent provided for in the ABL Loan Documents; (b) the First-Lien Notes Agent or the First-Lien Notes Claimholders may be applied, reversed and reapplied, in whole or in part, to the First-Lien Notes Obligations to the extent provided for in the First-Lien Notes Documents; (c) the Second-Lien Notes Agent or the Second-Lien Notes Claimholders may be applied, reversed and reapplied, in whole or in part, to the Second-Lien Notes Obligations to the extent provided for in the Second-Lien Notes Documents; (d) the Third-Lien Notes Agent or the Third-Lien Notes Claimholders may be applied, reversed and reapplied, in whole or in part, to the Third-Lien Notes Obligations to the extent provided for in the Third-Lien Notes Documents; and (e) the Term Loan Agent or the Term Loan Claimholders may be applied, reversed and reapplied, in whole or in part, to the Term Loan Obligations to the extent provided for in the Term Loan Documents.

4.4. Revolving Nature of ABL Obligations. Each Notes Agent, on behalf of its respective Notes Claimholders, acknowledges and agrees that the ABL Credit Agreement includes a revolving commitment and that the amount of the ABL Obligations that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed.

V. OTHER AGREEMENTS.

5.1. Releases.

(a) (i) If, in connection with (A) any exercise of remedies or Enforcement (including as provided for in Section 3.1(b) or Section 6.8(a)), or (B) any sale, transfer or other disposition of all or any portion of the ABL Priority Collateral (other than in connection with a Refinancing as described in Section 5.5), so long as, in the case of this clause (B), such sale, transfer or other disposition is then not prohibited by the ABL Loan Documents (or consented to by the requisite ABL Lenders) and by any of the Notes Documents (or consented to by the requisite Noteholders under the applicable Notes Documents), irrespective of whether an ABL Default has occurred and is continuing, the ABL Agent, on behalf of any of the ABL Claimholders, releases any of its Liens on any part of the ABL Priority Collateral, then the Liens, if any, of each Notes Agent, for the benefit of each Notes Claimholders, on the Collateral sold or disposed of in connection therewith, shall be automatically, unconditionally and simultaneously released; provided that, to the extent the Proceeds of such ABL Priority Collateral are not applied to reduce ABL Obligations, each Notes Agent shall retain a Lien on such Proceeds in accordance with the terms of this Agreement. Each Notes Agent, on behalf of the Notes Claimholders, promptly shall execute and deliver to the ABL Agent or such Grantor such termination statements, releases and other documents as the ABL Agent or such Grantor may request in writing to effectively confirm such release. Following Discharge of the ABL Obligations, the rights of the ABL Agent under this Section 5.1(a)(i) shall become rights of the Agent representing the next Higher Priority Obligations in respect of ABL Priority Collateral and seriatim thereafter following Discharge of each successive class of Higher Priority Obligations in respect of ABL Priority Collateral.

(ii) If, in connection (A) with any exercise of remedies or Enforcement (including as provided for in Sections 3.2(b) or Section 6.8(b)), or (B) any sale, transfer or other disposition of all or any portion of the Notes Priority Collateral (other than in connection with a Refinancing as described in Section 5.5), so long as, in the case of this clause (B), such sale, transfer or other disposition is then not prohibited by any of the Notes Documents (or consented to by the requisite Noteholders under the applicable Notes Documents) and by the ABL Loan Documents (or consented to by the requisite ABL Lenders), irrespective of whether a Notes Default under the Term Loan Documents has occurred and is continuing, the Term Loan Agent, on behalf of any of the Notes Claimholders, releases any of its Liens on any part of the Notes Priority Collateral, then the Liens, if any, of the other Notes Agents for the benefit of their respective Notes Claimholders and of the ABL Agent, for the benefit of the ABL Claimholders, on the Collateral sold or disposed of in connection therewith, shall be automatically, unconditionally and simultaneously released; provided that the provisions of Section 3.3 shall continue, to the extent such Section is applicable at the time of such sale, transfer or other disposition; provided, further that, to the extent the Proceeds of such Notes Priority Collateral are not applied to reduce Term Loan Obligations, the other Notes Agents and the ABL Agent shall retain a Lien on such Proceeds in accordance with the terms of this Agreement. The other Notes Agents on behalf of their respective Notes Claimholders and the ABL Agent, on behalf of the ABL Claimholders, promptly shall execute and deliver to the Term Loan Agent or such Grantor such termination statements, releases and other documents as the Term Loan Agent or such Grantor may request to effectively confirm such release. Following Discharge of the Term Loan Obligations, the rights of the Term Loan Agent under this Section 5.1(a)(ii) shall become rights of the Agent representing the next Higher Priority Obligations in respect of Notes Priority Collateral, and seriatim thereafter following Discharge of each successive class of Higher Priority Obligations in respect of Notes Priority Collateral.

(b) Until the Discharge of ABL Obligations and Discharge of All Notes Obligations shall occur, the ABL Agent, on behalf of the ABL Claimholders, and each Notes Agent, on behalf of its respective Notes Claimholders, as applicable, hereby irrevocably constitutes and appoints each of the other Agents and any officer or agent of each of the other Agents, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of each of the other Agents or such holder or in each Agent’s own name, from time to time in such Agent’s discretion exercised in good faith, for the purpose of carrying out the terms of this Section 5.1, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary to accomplish the purposes of this Section 5.1, including any endorsements or other instruments of transfer or release.

(c) Until the Discharge of ABL Obligations and Discharge of All Notes Obligations shall occur, to the extent that the Agents or the ABL Claimholders or the Notes Claimholders (i) have released any Lien on Collateral and such Lien is later reinstated or (ii) obtain any new Liens from any Grantor or any Grantor takes any action to perfect a Lien, then, in accordance with Section 2.3, the Grantors shall grant or perfect a Lien on any such Collateral, subject to the Lien priority provisions of this Agreement, to the other Agents, for the benefit of the ABL Claimholders or appropriate Notes Claimholders, as applicable.

5.2. Insurance.

(a) Unless and until the Discharge of ABL Obligations and subject to the terms of, and the rights of the Grantors under, the ABL Loan Documents, the ABL Agent, on behalf of the ABL Claimholders, shall have the sole and exclusive right to adjust settlement for any insurance policy covering the ABL Priority Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding (or any deed in lieu of condemnation) affecting such Collateral. Until the Discharge of ABL Obligations has occurred, (i) all Proceeds of any such policy and any such award (or any payments with respect to a deed in lieu of condemnation) if in respect of the ABL Priority Collateral and to the extent required by the ABL Loan Documents shall be paid to the ABL Agent for the benefit of the ABL Claimholders pursuant to the terms of the ABL Loan Documents (including, without limitation, for purposes of cash collateralization of letters of credit) and thereafter, if the Discharge of ABL Obligations has occurred, and subject to the rights of the Grantors under the Notes Security Documents, seriatim thereafter in full to the Agent representing the next successive Higher Priority Obligations in relation to the ABL Priority Collateral for the benefit of the Claimholders of such respective Higher Priority Obligations to the extent required under the Notes Security Documents relating to such respective Higher Priority Obligations until Discharged, and then, to the extent no Notes Obligations are outstanding, to the owner of the subject property, such other Person as may be entitled thereto or as a court of competent jurisdiction may otherwise direct, and (ii) if any Notes Agent or any Notes Claimholders shall, at any time, receive any Proceeds of any such insurance policy or any such award or payment with respect to ABL Priority Collateral in contravention of this Agreement, it shall segregate and hold in trust and forthwith pay such Proceeds over to the ABL Agent in accordance with the terms of Section 4.2, or if the ABL Obligations have been Discharged, to the next Higher Priority Agent in relation to ABL Priority Collateral.

(b) Unless and until the Discharge of Term Loan Obligations has occurred, subject to the terms of, and the rights of the Grantors under, the Term Loan Documents, (i) the Term Loan Agent, on behalf of the Term Loan Claimholders, shall have the sole and exclusive right to adjust settlement for any insurance policy covering the Notes Priority Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding (or any deed in lieu of condemnation) affecting such Collateral; (ii) all Proceeds of any such policy and any such award (or any payments with respect to a deed in lieu of condemnation) if in respect of the Notes Priority Collateral and to the extent required by the Term Loan Documents shall be paid to the Term Loan Agent for the benefit of the Term Loan Claimholders pursuant to the terms of the Term Loan Documents and thereafter, if the Discharge of Term Loan Obligations has occurred, and subject to the rights of the Grantors under other Notes Documents or the ABL Loan Documents, seriatim thereafter in full to the Agent representing the next successive Higher Priority Obligations in relation to the Notes Priority Collateral for the benefit of the Claimholders of such respective Higher Priority Obligations to the extent required under the Notes Security Documents or ABL Security Documents as applicable until Discharged, and then, to the extent no Notes Obligations and ABL Obligations are outstanding, to the owner of the subject property, such other Person as may be entitled thereto or as a court of competent jurisdiction may otherwise direct, and (iii) if a Notes Agent, any Notes Claimholders, the ABL Agent or any ABL Claimholders shall, at any time, receive any Proceeds of any such insurance policy or any such award or payment with respect to Notes Priority Collateral in contravention of this Agreement, it shall segregate and hold in trust and forthwith pay such Proceeds over to the Term Loan Agent in accordance with the terms of Section 4.2, or if the Term Loan Obligations have been discharged, to the next Higher Priority Agent in relation to Notes Priority Collateral.

(c) To effectuate the foregoing, and to the extent that the pertinent insurance company agrees to issue such endorsements, the Agents shall each receive separate lender’s loss payable endorsements naming themselves as loss payee and additional insured, as their interests may appear, with respect to policies which insure Collateral hereunder. In the event of any inconsistency between the terms of any insurance endorsements that may be issued, on the one hand, and the terms of Sections 5.2(a) and (b) hereof, on the other hand, then as among the parties hereto, the terms of Sections 5.2(a) and (b) hereof shall govern and prevail.

(d) Vessel Loss Payable Clauses. The undersigned parties to this Intercreditor Agreement hereby authorize and direct:

(i) Marsh USA Inc., upon receipt of a signed notice of assignment in substantially the form of Exhibit C hereto, to remove the loss payable clauses dated on or about October 5, 2011, and any other loss payable clauses in favor of any of the undersigned, from the marine hull, war and increased value policies (and only such policies) covering the Vessels listed in Schedule 3 hereto, and to endorse in place thereof a loss payable clause in substantially the form of Exhibit D-1 hereto; and

(ii) Wilson Europe Limited and Thomas Miller P&I (Europe) Ltd., as owner’s brokers and managers, respectively, for The United Kingdom Mutual Steam Ship Assurance Association (Europe) Limited, upon receipt of a signed notice of assignment in substantially the form of Exhibit C hereto, to remove the loss payable clauses dated on or about October 5, 2011, and any other loss payable clauses in favor of any of the undersigned, from the protection and indemnity entries policies (and only such policies) specifically relating to and covering the Vessels listed in Schedule 3 hereto, and to endorse in place thereof a loss payable clause in substantially the form of Exhibit D-2 hereto;

provided, however, that the terms of this Section 5.2(d) are limited to and apply solely to the marine hull, war and increased value policies and the protection and indemnity entries policies specifically referred to in the preceding clauses (i) and (ii) and do not relate to any other insurances whatsoever or proceeds thereof.

5.3. Amendments to ABL Loan Documents and Notes Documents; Refinancing.

(a) Subject to Sections 5.3(d) and 5.3(e), the ABL Loan Documents and Notes Documents may be amended, restated, supplemented or otherwise modified in accordance with their terms, all without affecting the Lien subordination or other provisions of this Agreement. The ABL Obligations may be Refinanced without notice to, or the consent of any Notes Agent or any Notes Claimholders and without affecting the Lien subordination or other provisions of this Agreement, and the respective Notes Obligations may be Refinanced without notice to, or consent of, the ABL Agent or the ABL Claimholders or any other Notes Agent or Notes Claimholders and without affecting the Lien subordination and other provisions of this Agreement so long as such Refinancing is on terms and conditions that would not violate the Notes Documents or the ABL Loan Documents, each as in effect on October 5, 2011 (or solely in the case of the Term Loan Agreement, January 31, 2013) (or, if less restrictive to the Company, as in effect on the date of such amendment or Refinancing); provided, however, that, in each case, the lenders or holders of such Refinancing debt bind themselves in a writing addressed to each other Agent and the related Claimholders, as applicable, to the terms of this Agreement; provided, further, however, that, if such Refinancing debt is secured by a Lien on any Collateral the holders of such Refinancing debt shall be deemed bound by the terms hereof regardless of whether or not such writing is provided. For the avoidance of doubt, the sale or other transfer of Indebtedness is not restricted by this Agreement but the provisions of this Agreement shall be binding on all holders of ABL Obligations and Notes Obligations.

(b) [Reserved].

(c) Subject to Sections 5.3(d) and 5.3(e), each Agent shall each use good faith efforts to notify the other Agents, in writing, of any written amendment or modification to its respective ABL Loan Documents and Notes Documents, but the failure to do so shall not create a cause of action against the party failing to give such notice or create any claim or right on behalf of any third party.

(d) Without the consent of each Notes Agent, the ABL Claimholders will not be entitled to agree (and will not agree) to any amendment to or modification of the ABL Loan Documents, whether in a Refinancing or otherwise, that is not permitted by each Indenture as in effect on October 5, 2011 (or, solely in the case of the Term Loan Agreement, January 31, 2013) (or, if less restrictive to the ABL Claimholders, on the date of such amendment or modification).

(e) Without the consent of the ABL Agent and each other Notes Agent, no Notes Agent nor the related Notes Claimholders will be entitled to agree (and none will agree) to any amendment to or modification of its respective Notes Documents, whether in a Refinancing or otherwise, that is not permitted by the ABL Credit Agreement as in effect on October 5, 2011 and the other Indentures as in effect on October 5, 2011 (or solely in the case of the Term Loan Agreement, January 31, 2013) (or, if less restrictive to the Notes Claimholders then amending or modifying their Notes Documents, on the date of such amendment or modification).

(f) So long as the Discharge of ABL Obligations has not occurred and so long as the Discharge of All Notes Obligations has not occurred, each Notes Agent agrees that each applicable Notes Security Document shall include the following language (or similar language acceptable to the ABL Agent and to the First-Lien Notes Agent): “Notwithstanding anything herein to the contrary, the liens and security interests granted to [applicable Notes Agent], as Collateral Agent, pursuant to this Agreement and the exercise of any right or remedy by [applicable Notes Agent], as Collateral Agent hereunder, are subject to the provisions of the Intercreditor Agreement dated as of October 5, 2011 [for the legend on Notes Security Documents relating to the Term Loan Obligations: January 31, 2013 (as an amendment and restatement of the Intercreditor Agreement dated as of October 5, 2011)] (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among Wells Fargo Capital Finance, LLC, as ABL Agent, [applicable Notes Agent], as Notes Agent, certain other “Agents” and the Grantors (as defined in the Intercreditor Agreement) from time to time party thereto. In the event of any conflict between the terms of the Intercreditor Agreement and the terms of this Agreement, the terms of the Intercreditor Agreement shall govern and control.”

(g) So long as the Discharge of All Notes Obligations has not occurred, the ABL Agent agrees that each applicable ABL Security Document shall include the following language (or similar language acceptable to the First-Lien Note Agent): “Notwithstanding anything herein to the contrary, the liens and security interests granted to the Agent pursuant to this Agreement and the exercise of any right or remedy by the Agent hereunder, are subject to the provisions of the Intercreditor Agreement dated as of October 5, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among the Agent, as ABL Agent, [applicable Notes Agent], as Trustee and Collateral Agent, as Notes Agent, certain other “Agents” and the Grantors (as defined in the Intercreditor Agreement) from time to time party thereto. In the event of any conflict between the terms of the Intercreditor Agreement and the terms of this Agreement, the terms of the Intercreditor Agreement shall govern and control.”

5.4. Bailees for Perfection.

(a) Each Agent agrees to hold that part of the Collateral that is in its possession or control (or in the possession or control of its agents or bailees) to the extent that possession or control thereof is taken to perfect a Lien thereon (such Collateral, which shall include without limitation Account Agreements, Instruments and Capital Stock, being the “Pledged Collateral”) as (i) in the case of the ABL Agent, the collateral agent for the ABL Claimholders under the ABL Loan Documents or, in the case of any Notes Agent, the collateral agent for the respective Notes Claimholders under the related Notes Documents and (ii) gratuitous bailee for the benefit of and on behalf of the other Agents (such bailment being intended, among other things, to satisfy the requirements of Sections 8-301(a)(2) and 9-313(c) of the UCC) and any assignee solely for the purpose of perfecting the security interest granted under the ABL Loan Documents and the applicable Notes Documents, respectively, subject to the terms and conditions of this Section 5.4. Each Notes Agent and the related Notes Claimholders hereby appoint the ABL Agent as their gratuitous bailee for the purposes of perfecting their security interest in all Deposit Accounts and Securities Accounts of the Company and the Company’s Subsidiaries. The ABL Agent hereby accepts such appointment and acknowledges and agrees that it shall act for the benefit of and on behalf of each Notes Agent and the other related Notes Claimholders under each Account Agreement and that any Proceeds received by the ABL Agent under any Account Agreement shall be applied in accordance with Article IV.

(b) No Agent shall have any obligation whatsoever to any other Agent or to any other Claimholder to ensure that the Pledged Collateral is genuine or owned by any of the Grantors or to preserve rights or benefits of any Person except as expressly set forth in this Section 5.4. The duties or responsibilities of the respective Agents under this Section 5.4 shall be limited solely to holding the Pledged Collateral as bailee in accordance with this Section 5.4 and delivering the Pledged Collateral or Proceeds thereof upon a Discharge of ABL Obligations, Discharge of Term Loan Obligations, Discharge of First-Lien Notes Obligations, Discharge of Second-Lien Notes Obligations or Discharge of Third-Lien Notes Obligations, as applicable, as provided in paragraph (d) below, and each Agent and its related Claimholders hereby releases each other Agent from any liability of any kind and waives any right to make claim for any damages, costs or liabilities, by reason of or arising out of the terms of Section 5.4(a).

(c) No Agent acting pursuant to this Section 5.4 shall have by reason of the ABL Loan Documents, any of the Notes Documents, this Agreement or any other document a fiduciary relationship in respect of any other Agent, any ABL Claimholder or any Notes Claimholder.

(d) Upon the Discharge of ABL Obligations, Discharge of Term Loan Obligations, the Discharge of First-Lien Notes Obligations, Discharge of Second-Lien Notes Obligations or Discharge of Third-Lien Notes Obligations, as applicable, the Agent under the ABL Credit Agreement or Indenture, as applicable, that has been Discharged shall deliver the remaining Pledged Collateral (if any) in its possession together with any necessary endorsements, first, to the Agent representing the next Higher Priority Obligation (below that of the delivering Agent) in relation to the item of ABL Priority Collateral or Notes Priority Collateral then being delivered (as applicable) to the extent such other Obligations remain outstanding, and second, to the applicable Grantor to the extent the Discharge of ABL Obligations and the Discharge of All Notes Obligations have occurred (in each case, so as to allow such Person to obtain possession or control of such Pledged Collateral) or as otherwise required by law. Each Agent further agrees to take all other action reasonably requested by the other applicable Agent in connection with the other applicable Agent obtaining a first-priority interest in the Collateral or as a court of competent jurisdiction may otherwise direct. Notwithstanding anything to the contrary contained in this Agreement, any obligation of any Agent, which has been Discharged, to make any delivery to any other Agent under this Section 5.4(d) or Section 5.5 is subject to (i) the order of any court of competent jurisdiction, or (ii) any automatic stay imposed in connection with any Insolvency or Liquidation Proceeding.

(e) Subject to the terms of this Agreement, (i) so long as the Discharge of ABL Obligations has not occurred, the ABL Agent (after Discharge of the ABL Obligations, seriatim, the Higher Priority Agent in respect of the ABL Priority Collateral, in lieu of the ABL Agent or the Notes Agent based on the Liens priority set forth in this Agreement) shall be entitled to deal with the Pledged Collateral or Collateral within its “control” in accordance with the terms of this Agreement and other ABL Loan Documents, but only to the extent that such Collateral constitutes ABL Priority Collateral, as if the Liens of the Notes Agents on behalf of the respective Notes Claimholders did not exist and, after Discharge of the ABL Obligations, as if the Liens of any other Notes Agents on behalf of Notes Claimholders having Liens priority ranking lower than that of the Higher Priority Agent then entitled to act pursuant to this clause (i) did not exist, and (ii) so long as the Discharge of Term Loan Obligations has not occurred, the Term Loan Agent (after Discharge of the Term Loan Obligations, seriatim, the Higher Priority Agent in respect of the Notes Priority Collateral, in lieu of the Term Loan Agent or another Agent based on the Liens priority set forth in this Agreement) shall be entitled to deal with the Pledged Collateral or Collateral within its “control” in accordance with the terms of this Agreement and other applicable Notes Documents, but only to the extent that such Collateral constitutes Notes Priority Collateral, as if the Liens of the ABL Agent on behalf of the ABL Claimholders did not exist and as if the Liens of any other Notes Agents on behalf of Notes Claimholders having Liens priority ranking lower than that of the Higher Priority Agent then entitled to act pursuant to this clause (ii) did not exist.

5.5. When Discharge of ABL Obligations and Discharge of Notes Obligations Deemed to Not Have Occurred. If at any time after the Discharge of ABL Obligations or a Discharge of Notes Obligations (whichever Notes Obligations are applicable), the Company shall enter into any Permitted Refinancing of any ABL Obligation or Notes Obligation, as applicable, then such Discharge of ABL Obligations or the Discharge of Notes Obligations (whichever Notes Obligations are applicable) shall automatically be deemed not to have occurred for all purposes of this Agreement (other than with respect to any actions taken as a result of the occurrence of such first Discharge of ABL Obligations or the Discharge of Notes Obligations (whichever Notes Obligations are applicable) in order to effectuate such discharge among (i) the agent(s) and other claimholders under the facility to be discharged, (ii) the agents and other claimholders under the new facility, and (iii) the Company and the Company’s Subsidiaries), and, from and after the date on which the New Debt Notice is delivered to the appropriate Agent in accordance with the next sentence, the obligations under such Permitted Refinancing shall automatically be treated as ABL Obligations or Notes Obligations (of the same class of Notes Obligations so Refinanced) for all purposes of this Agreement, as applicable, including for purposes of the Lien priorities and rights in respect of Collateral set forth herein, and the ABL Agent or respective Notes Agent, as applicable, under such new ABL Loan Documents or respective Notes Documents, as applicable, shall be the ABL Agent or respective Notes Agent, as applicable, for all purposes of this Agreement. Upon receipt of a notice (substantially in the form attached to this Agreement as Exhibit B, the “New Debt Notice”) stating that the Company has entered into new ABL Loan Documents or new Notes Documents (which notice shall include a complete copy of the relevant new documents and provide the identity of the new Agent, such agent, the “New Agent”), the other Agents and the New Agent shall promptly (a) enter into a joinder hereto, substantially in the form attached hereto as Exhibit A, such documents and agreements (including amendments or supplements to this Agreement) as the Company or such New Agent shall reasonably request in order to provide to the New Agent the rights contemplated hereby, in each case consistent in all material respects with the then terms of this Agreement based on the Lien priorities and related rights and obligations previously held by the former Agent replaced by such New Agent and (b) deliver to the New Agent (if appropriate, based on the Lien priorities and related rights and obligations previously held by the former Agent replaced by such New Agent) any Pledged Collateral held by it together with any necessary endorsements (or otherwise allow the New Agent to obtain control of such Pledged Collateral (if appropriate, based on the Lien priorities and related rights and obligations previously held by the former Agent replaced by such New Agent)). In accordance with Section 5.3(a), the New Agent shall agree in a writing addressed to the other Agents and the ABL Claimholders or the other Notes Claimholders, as applicable, to be bound by the terms of this Agreement.

5.6. Certain Dispositions and Covenants Prior to Enforcement. Notwithstanding any provision contained herein to the contrary but subject to the limitations set forth in Sections 5.3(d) and (e), prior to delivery of an Enforcement Notice in accordance with the terms of this Agreement, the rights of each Agent (and the respective Claimholders for which it acts as described in this Agreement) relating to dispositions of Collateral and negative covenants in respect thereof are not governed by the terms of this Intercreditor Agreement but instead are and shall be governed (a) by the ABL Loan Documents as between the Grantors and the ABL Claimholders, (b) by the Term Loan Documents as between the Grantors and the Term Loan Claimholders, (c) by the First-Lien Notes Documents as between the Grantors and the First-Lien Notes Claimholders, (d) by the Second-Lien Notes Documents as between the Grantors and the Second-Lien Notes Claimholders, and (e) by the Third-Lien Notes Documents as between the Grantors and the Third-Lien Notes Claimholders.

VI. INSOLVENCY OR LIQUIDATION PROCEEDINGS.

6.1. Finance Issues.

(a) Each Notes Agent, on behalf of its respective Notes Claimholders, hereby agrees that, until the Discharge of ABL Obligations has occurred, if any Grantor shall be subject to any Insolvency or Liquidation Proceeding and the ABL Agent shall desire to permit the use of “Cash Collateral” (as such term is defined in Section 363(a) of the Bankruptcy Code) constituting ABL Priority Collateral or to permit any Grantor to obtain financing, whether from the ABL Claimholders or any other Person under Section 364 of the Bankruptcy Code or any similar Bankruptcy Law secured by a Lien on ABL Priority Collateral and with a superpriority administrative expense claim against such Grantor (collectively, “ABL DIP Financing”), then no Notes Claimholder will be entitled to raise (and no Notes Claimholder will raise or support any Person in raising), but instead shall be deemed to have hereby irrevocably and absolutely waived, any objection to, and shall not otherwise in any manner be entitled to oppose or will oppose or support any Person in opposing, such Cash Collateral use or ABL DIP Financing (including, except as expressly provided in this Article VI, that the Notes Claimholders are entitled to adequate protection of their interest in the ABL Priority Collateral as a condition thereto) so long as such Cash Collateral use or ABL DIP Financing meets the following requirements: (i) subject to the Liens arising under the ABL DIP Financing, each Notes Agent is permitted to seek as adequate protection a replacement Lien, for the benefit of the respective Notes Claimholders, on the ABL Priority Collateral, with such replacement Liens to be junior and subordinate in priority to the adequate protection replacement Liens of the ABL Agent and ABL Lenders (with such Lien of the Term Loan Agent being immediately followed in priority by a Lien of the First-Lien Notes Agent, and, thereafter by a Lien of the Second-Lien Notes Agent and, thereafter, by a Lien of the Third-Lien Notes Agent), (ii) to the extent that the ABL Agent is granted adequate protection in the form of a Lien on the ABL Priority Collateral arising after the commencement of the Insolvency or Liquidation Proceeding, each Notes Agent is permitted to seek as adequate protection a Lien on the ABL Priority Collateral junior and subordinate in priority to the adequate protection Lien of the ABL Agent and ABL Lenders arising after the commencement of the Insolvency or Liquidation Proceeding (with such Lien of the Term Loan Agent being immediately followed in priority by a Lien of the First-Lien Notes Agent, and, thereafter, by a Lien of the Second-Lien Notes Agent and, thereafter, by a Lien of the Third-Lien Notes Agent), (iii) to the extent that the ABL Agent is granted adequate protection in the form of an administrative expense claim against any Grantor, each Notes Agent is permitted to seek as adequate protection an administrative expense claim, with such claims to be junior and subordinate in priority to the adequate protection claims of the ABL Agent and ABL Lenders (and with such claims of the Term Loan Agent being immediately followed in priority by a claim of the First-Lien Notes Agent, and, thereafter, by a claim of the Second-Lien Notes Agent and, thereafter, by a claim of the Third-Lien Notes Agent), (iv) the terms of the Cash Collateral use or the ABL DIP Financing do not require a Lien on the Notes Priority Collateral (unless such ABL DIP Financing is provided to such Grantor with the consent of the Term Loan Agent), (v) the terms of such ABL DIP Financing or use of Cash Collateral do not require any Grantor to seek approval for any Plan of Reorganization that is inconsistent with this Agreement, and (vi) any superpriority administrative expense claim arising under the ABL DIP Financing against any Grantor shall be pari passu to any superpriority administrative expenses claim arising under the

Notes DIP Financing. Each Notes Agent shall be required to subordinate and will subordinate its adequate protection Liens in the ABL Priority Collateral and adequate protection claims in relation thereto to the Liens securing, and claims granted in respect of, such ABL DIP Financing (and all obligations relating thereto, including any “carve-out” granting administrative priority status or Lien priority to secure repayment of fees and expenses of professionals retained by any debtor or creditors’ committee) and if the Liens securing the ABL DIP Financing rank junior and subordinate to the Liens securing the ABL Obligations, each Notes Agent shall be required to subordinate its Liens in the ABL Priority Collateral to the Liens securing such ABL DIP Financing. Except as expressly permitted in Section 6.1(a) and Section 6.3, no Notes Agent will request adequate protection in respect of the ABL Priority Collateral or any other relief in connection therewith and the ABL Agent, the ABL Claimholders, each Notes Agent and each Notes Claimholder shall be deemed to consent to the adequate protection expressly permitted in Section 6.1(a) and Section 6.3. Unless the ABL Agent otherwise consents, each Notes Agent on behalf of itself and its respective Notes Claimholders, agrees that no such Person shall provide to such Grantor any ABL DIP Financing to the extent that any Notes Agent or any Notes Claimholder would, in connection with such financing, be granted a Lien on the ABL Priority Collateral.

(b) The ABL Agent, on behalf of the ABL Lenders, the First-Lien Notes Agent, on behalf of the First-Lien Noteholders, the Second-Lien Notes Agent, on behalf of the Second-Lien Noteholders, and the Third-Lien Notes Agent, on behalf of the Third-Lien Noteholders, hereby agree that, until the Discharge of Term Loan Obligations has occurred, if any Grantor shall be subject to any Insolvency or Liquidation Proceeding and the Term Loan Agent shall desire to permit the use of “Cash Collateral” (as such term is defined in Section 363(a) of the Bankruptcy Code) constituting Notes Priority Collateral or to permit any Grantor to obtain financing, whether from the Notes Claimholders or any other Person under Section 364 of the Bankruptcy Code or any similar Bankruptcy Law secured by a Lien on Notes Priority Collateral and with a superpriority administrative expense claim against such Grantor (collectively, “Notes DIP Financing”), then no ABL Claimholder and no Notes Claimholder will be entitled to raise (and no ABL Claimholder and Notes Claimholder will raise or support any Person in raising), but instead shall be deemed to have hereby irrevocably and absolutely waived, any objection to, and shall not otherwise in any manner be entitled to oppose or will oppose or support any Person in opposing, such Cash Collateral use or Notes DIP Financing (including, except as expressly provided in this Article VI, that the ABL Claimholders and Notes Claimholders are entitled to adequate protection of their interest in the Notes Priority Collateral as a condition thereto) so long as such Cash Collateral use or Notes DIP Financing meets the following requirements: (i) subject to the Liens arising under the Notes DIP Financing, each Notes Agent and the ABL Agent is permitted to seek as adequate protection a replacement Lien, for the benefit of the respective Notes Claimholders and ABL Claimholders, on the Notes Priority Collateral (with such Liens of the Term Loan Agent being junior and subordinate in priority to the Liens granted to secure the Notes DIP Financing and shall be immediately followed in priority by a Lien of the First-Lien Agent and, thereafter, by a Lien of the Second-Lien Notes Agent and, thereafter, by a Lien of the Third-Lien Notes Agent and, thereafter by a Lien of the ABL Agent), (ii) to the extent that the Term Loan Agent is granted adequate protection in the form of a Lien on the Notes Priority Collateral arising after the commencement of the Insolvency or Liquidation Proceeding, each other Notes Agent and the ABL Agent is permitted to seek an adequate protection Lien on the Notes Priority Collateral arising after the commencement of the Insolvency or Liquidation Proceeding so long as such adequate protection Lien is junior and subordinate to the Liens securing such Notes DIP Financing and junior and subordinate to the Liens granted to the Term Loan Agent as adequate protection (with such Lien of the First-Lien Notes Agent immediately followed in priority by a Lien of the Second-Lien Notes Agent and, thereafter, by a Lien of the Third-Lien Notes Agent and, thereafter, by a Lien of the ABL Agent), (iii) to the extent that the Term Loan Agent is granted adequate protection in the form of an administrative expense claim against any Grantor, each other Notes Agent and the ABL Agent is permitted to seek as adequate protection an administrative expense claim, with such claims to be junior and subordinate in priority to the adequate protection claims of the Term Loan Agent (with such claims of the Term Loan Agent being immediately followed in priority by a claim of the First-Lien Agent and, thereafter, by a claim of the Second-Lien Notes Agent and, thereafter, by a claim of the Third-Lien Notes Agent and, thereafter by a claim of the ABL Agent), (iv) the terms of the Cash Collateral use or the Notes DIP Financing do not require a Lien on the ABL Priority Collateral to secure such Notes DIP Financing (unless such Notes DIP Financing is provided to such Grantor with the consent of the ABL Agent), (v) the terms of such Notes DIP Financing or use of Cash Collateral do not require any Grantor to seek approval for any Plan of Reorganization that is inconsistent with this Agreement, and (vi) any superpriority administrative expense claim arising under the Notes DIP Financing against any Grantor shall be pari passu to any superpriority administrative expenses claim arising under any ABL DIP Financing. Each Notes Agent and the ABL Agent shall be required to subordinate and will subordinate its adequate protection Liens in the Notes Priority Collateral and adequate protection claims in relation thereto to the Liens securing, and the claims granted in respect of, such Notes DIP Financing (and all obligations relating thereto, including any “carve-out” granting administrative priority status or Lien priority to secure repayment of fees and expenses of professionals retained by any debtor or creditors’ committee) and if the Liens securing the Notes DIP Financing rank junior and subordinate to the Liens securing the Notes Obligations, each Notes Agent and the ABL Agent shall be required to subordinate its Liens in the Notes Priority Collateral to the Liens securing such Notes DIP Financing. Except as expressly permitted in this Section 6.1(b), Section 6.1(c) and Section 6.3, no Notes Agent nor the ABL Agent will request adequate protection in respect of the Notes Priority Collateral or any other relief in connection therewith and each Notes Agent, each Notes Claimholder, the ABL Agent and the ABL Claimholders shall be deemed to consent to the adequate protection expressly permitted in this Section 6.1(b), Section 6.1(c) and Section 6.3. Notwithstanding the foregoing, the First-Lien Notes Agent shall have the right to object to any Notes DIP Financing solely to the extent such Notes DIP Financing’s milestones, covenants or events of default expressly dictate any plan or reorganization for, or liquidation of, any Grantor in a manner that is materially adverse to the First-Lien Notes Claimholders. Unless the Term Loan Agent otherwise consents, each other Notes Agent on behalf of itself and its respective Notes Claimholders and the ABL Agent on behalf of itself and the ABL Claimholders, agrees that no such Person shall provide to any Grantor any Notes DIP Financing to the extent that any other Notes Agent, any other Notes Claimholder (other than a Term Loan Claimholder), the ABL Agent or any ABL Claimholder would, in connection with such financing, be granted a Lien on the Notes Priority Collateral.

(c) The ABL Agent, on behalf of the ABL Lenders, the Term Loan Agent, on behalf of the Term Loan Lenders, the Second-Lien Notes Agent, on behalf of the Second-Lien Noteholders, and the Third-Lien Notes Agent, on behalf of the Third-Lien Noteholders, hereby agree that, until the Discharge of the First-Lien Note Obligations has occurred, if any Grantor shall be subject to any Insolvency or Liquidation Proceeding and the First-Lien Notes Agent shall desire to permit any Grantor to obtain financing, whether from the Notes Claimholders or any other Person under Section 364 of the Bankruptcy Code or any similar Bankruptcy Law secured by a Lien on Notes Priority Collateral and with a superpriority administrative expense claim against such Grantor (collectively, “First-Lien Notes DIP Financing”), then no ABL Claimholder and no Notes Claimholder will be entitled to raise (and no ABL Claimholder and Notes Claimholder will raise or support any Person in raising), but instead shall be deemed to have hereby irrevocably and absolutely waived, any objection to, and shall not otherwise in any manner be entitled to oppose or will oppose or support any Person in opposing, such First-Lien Notes DIP Financing (including, except as expressly provided in this Article VI, that the ABL Claimholders and Notes Claimholders are entitled to adequate protection of their interest in the Notes Priority Collateral as a condition thereto) so long as such First-Lien Notes DIP Financing meets the following requirements: (i) the Liens arising from such First-Lien Notes DIP Financing shall be junior and subordinate to the Liens of the Term Loan Agent, regardless of whether such Liens arise before or after the commencement of the Insolvency or Liquidation Proceeding, and shall be subject to the Liens securing any Notes DIP Financing, (ii) subject to the Liens arising under the First-Lien Notes DIP Financing, each of the ABL Agent, the Second-Lien Notes Agent and the Third-Lien Notes Agent is permitted to seek as adequate protection a replacement Lien, for the benefit of the respective ABL Claimholders, Second-Lien Notes Claimholders and Third-Lien Notes Claimholders, on the Notes Priority Collateral (with such Liens of the Second-Lien Notes Agent being junior and subordinate in priority to the Liens granted to secure the First-Lien Notes DIP Financing and shall be immediately followed in priority by a Lien of the Third-Lien Notes Agent and, thereafter, by a Lien of the ABL Agent), (iii) to the extent that the First-Lien Notes Agent is granted adequate protection in the form of a Lien on the Notes Priority Collateral arising after the commencement of the Insolvency or Liquidation Proceeding, each of the Second-Lien Notes Agent, Third-Lien Notes Agent and the ABL Agent is permitted to seek an adequate protection Lien on the Notes Priority Collateral arising after the commencement of the Insolvency or Liquidation Proceeding so long as such adequate protection Lien is junior and subordinate to the Liens securing such First-Lien DIP Financing and junior and subordinate to the Liens granted to the First-Lien Notes Agent as adequate protection (with such Lien of the Second-Lien Notes Agent being immediately followed in priority by a Lien of the Third-Lien Notes Agent and, thereafter, by a Lien of the ABL Agent), (iv) to the extent that the First-Lien Notes Agent is granted adequate protection in the form of an administrative expense claim against any Grantor, each of the Second-Lien Notes Agent, Third-Lien Notes Agent and the ABL Agent is permitted to seek as adequate protection an administrative expense claim, with such claims to be junior and subordinate in priority to the adequate protection claims of the First-Lien Note Agent (with such claims of the First-Lien Notes Agent being immediately followed in priority by a claim of the Second-Lien Notes Agent, and thereafter, by a claim of the Third-Lien Notes Agent and, thereafter, by a claim of the ABL Agent), (v) the terms of the First-Lien Notes DIP Financing do not require a Lien on the ABL Priority Collateral to secure such First-Lien Notes DIP Financing (unless such First-Lien DIP Financing is provided to such Grantor with the consent of the ABL Agent), (vi) the terms of such First-Lien Notes DIP Financing do not require any Grantor to seek approval for any Plan of Reorganization that is inconsistent with this Agreement, and (vii) any superpriority administrative expense claim arising under the First-Lien Notes DIP Financing against any Grantor shall be pari passu to any superpriority administrative expenses claim arising under any ABL DIP Financing. Each of the Second-Lien Notes Agent, Third-Lien Notes Agent and the ABL Agent shall be required to subordinate and will subordinate its adequate protection Liens in the Notes Priority Collateral and adequate protection claims in relation thereto to the Liens securing, and the claims granted in respect of, such First-Lien Notes DIP Financing (and all obligations relating thereto, including any “carve-out” granting administrative priority status or Lien priority to secure repayment of fees and expenses of professionals retained by any debtor or creditors’ committee) and if the Liens securing the First-Lien Notes DIP Financing (and use of Cash Collateral in connection with such First-Lien Notes DIP Financing) rank junior and subordinate to the Liens securing the Notes Obligations, each of the Second-Lien Notes Agent, Third-Lien Notes Agent and the ABL Agent shall be required to subordinate its Liens in the Notes Priority Collateral to the Liens securing such First-Lien Notes DIP Financing. Except as expressly permitted in Section 6.1(b), this Section 6.1(c) and Section 6.3, no Notes Agent nor the ABL Agent will request adequate protection in respect of the Notes Priority Collateral or any other relief in connection therewith and each Notes Agent, each Notes Claimholder, the ABL Agent and the ABL Claimholders shall be deemed to consent to the adequate protection expressly permitted in Section 6.1(b), this Section 6.1(c) and Section 6.3. Notwithstanding the foregoing, the Term Loan Agent, the Second-Lien Notes Agent and the Third-Lien Notes Agent shall have the right to object to any First-Lien Notes DIP Financing solely to the extent such First-Lien Notes DIP Financing’s milestones, covenants or events of default expressly dictate any plan or reorganization for, or liquidation of, any Grantor in a manner that is materially adverse to the Term Loan Claimholders, Second-Lien Notes Claimholders or Third-Lien Notes Claimholders respectively, as applicable. Unless the First-Lien Notes Agent otherwise consents, subject to Section 6.1(b), each other Notes Agent on behalf of itself and its respective Notes Claimholders and the ABL Agent on behalf of itself and the ABL Claimholders, agrees that no such Person shall provide to any Grantor any First-Lien Notes DIP Financing to the extent that any other Notes Agent, any other Notes Claimholder (other than a First-Lien Notes Claimholder), the ABL Agent or any ABL Claimholder would, in connection with such financing, be granted a Lien on the Notes Priority Collateral. Nothing in this Section 6.1(c) shall preclude the Term Loan Agent or the Term Loan Lenders from taking or omitting to take any action permitted by Section 6.1(b), and in the event of any conflict between this Section 6.1(c) and Section 6.1(b), the provisions of Section 6.1(b) shall prevail.

6.2. Relief from the Automatic Stay.

(a) Until the Discharge of ABL Obligations has occurred, each Notes Agent, and the other Notes Claimholders, agree that none of them shall seek (or support any other Person seeking) relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of the ABL Priority Collateral, without the prior written consent of the ABL Agent (given or not given in its sole and absolute discretion), unless (i) the ABL Agent already has filed a motion (which remains pending) for such relief with respect to its interest in such ABL Priority Collateral and (ii) a corresponding motion, in the reasonable judgment of any applicable Notes Agent, must be filed for the purpose of preserving such Notes Agent’s ability to receive residual distributions pursuant to Section 4.1, although the Notes Claimholders shall otherwise remain subject to the restrictions in Section 3.1 following the granting of any such relief from the automatic stay.

(b) Until the Discharge of Term Loan Obligations has occurred, the First-Lien Notes Agent on behalf of its respective Notes Claimholders, the Second-Lien Notes Agent on behalf of its respective Notes Claimholders, the Third-Lien Notes Agent on behalf of its respective Notes Claimholders, and the ABL Agent on behalf of the ABL Claimholders agrees that none of them shall seek (or support any other Person seeking) relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of the Notes Priority Collateral (other than to the extent such relief is required to exercise its rights under Section 3.3), without the prior written consent of the Term Loan Agent (given or not given as directed under the Term Loan Agreement), unless (i) the Term Loan Agent already has filed a motion (which remains pending) for such relief with respect to its interest in the Notes Priority Collateral and (ii) a corresponding motion, in the reasonable judgment of the ABL Agent or other Notes Agent as applicable, must be filed for the purpose of preserving the ABL Agent’s or such other Notes Agent’s respective ability to receive residual distributions pursuant to Section 4.1, although the ABL Claimholders and other Notes Agents shall otherwise remain subject to the restrictions in Section 3.2 following the granting of any such relief from the automatic stay.

6.3. Adequate Protection.

(a) Nothing herein shall limit the rights of the ABL Agent or the ABL Claimholders from seeking adequate protection with respect to their rights in the ABL Priority Collateral in any Insolvency or Liquidation Proceeding (including adequate protection in the form of a cash payment, periodic cash payments or otherwise) so long as such request is not otherwise inconsistent with this Agreement. Neither any Notes Agent, on behalf of itself and its respective Notes Claimholders, nor any Notes Claimholder, shall be entitled to contest and none of them shall contest (or support any other Person contesting) (but instead shall be deemed to have hereby irrevocably, absolutely, and unconditionally waived any right in respect of):

(i) any request by the ABL Agent or the other ABL Claimholders for relief from the automatic stay with respect to the ABL Priority Collateral; or

(ii) any request by the ABL Agent or the other ABL Claimholders for adequate protection with respect to the ABL Priority Collateral (except to the extent that any such adequate protection is a payment from Notes Priority Collateral); or

(iii) any objection by the ABL Agent or the other ABL Claimholders to any motion, relief, action or proceeding based on the ABL Agent or the other ABL Claimholders claiming a lack of adequate protection with respect to the ABL Priority Collateral.

(b) Nothing herein shall limit the rights of the Term Loan Agent on behalf of itself and on behalf of the Notes Claimholders from seeking adequate protection with respect to their rights in the Notes Priority Collateral in any Insolvency or Liquidation Proceeding (including adequate protection in the form of a cash payment, periodic cash payments or otherwise) so long as such request is not otherwise inconsistent with this Agreement. Neither the First-Lien Notes Agent on behalf of itself and its respective Notes Claimholders, nor the Second-Lien Notes Agent on behalf of itself and its respective Notes Claimholders, nor the Third-Lien Notes Agent on behalf of itself and its respective Notes Claimholders, nor any of their respective Notes Claimholders, nor the ABL Agent, on behalf of itself and the ABL Claimholders, nor any ABL Claimholder shall be entitled to contest and none of them shall contest (or support any other Person contesting) (but instead shall be deemed to have hereby irrevocably, absolutely, and unconditionally waived any right in respect of):

(i) any request by the Term Loan Agent or the other Term Loan Claimholders for relief from the automatic stay with respect to the Notes Priority Collateral; or

(ii) any request by the Term Loan Agent or the Term Loan Claimholders for adequate protection (including adequate protection in the form of a cash payment, periodic cash payments or otherwise) and with respect to the Notes Priority Collateral (except to the extent that any such adequate protection is a payment from ABL Priority Collateral); or

(iii) any objection by the Term Loan Agent or the Term Loan Claimholders to any motion, relief, action or proceeding based on the Term Loan Agent or the Term Loan Claimholders claiming a lack of adequate protection with respect to the Notes Priority Collateral.

(c) Consistent with the foregoing provisions in this Section 6.3, and except as provided in Sections 6.1 and 6.7, in any Insolvency or Liquidation Proceeding:

(i) no Notes Claimholder shall be entitled (and each Notes Claimholder shall be deemed to have hereby irrevocably, absolutely, and unconditionally waived any right) to seek or otherwise be granted any type of adequate protection with respect to its interests in the ABL Priority Collateral (except as expressly set forth in Section 6.1 or as may otherwise be consented to in writing by the ABL Agent in its sole and absolute discretion); provided, however, subject to Section 6.1, Notes Claimholders may seek and obtain adequate protection in the form of an additional or replacement Lien on Collateral so long as (A) the ABL Claimholders have been granted adequate protection in the form of a replacement lien on such Collateral, (B) any such Lien on ABL Priority Collateral (and on any Collateral granted as adequate protection for the ABL Claimholders in respect of their interest in such ABL Priority Collateral) is subordinated to the Liens of the ABL Agent in such Collateral on the same basis and with the same relative priority as the other Liens of any Notes Agent on ABL Priority Collateral, (C) the First-Lien Notes Claimholders may seek adequate protection only if the Term Loan Claimholders shall have obtained adequate protection and (D) the Second-Lien Notes Claimholders may seek adequate protection only if the First-Lien Notes Claimholders shall have obtained adequate protection, and the Third-Lien Notes Claimholders may seek adequate protection only if the Second-Lien Notes Claimholders shall have obtained adequate protection; and

(ii) none of the First-Lien Notes Claimholders, Second-Lien Notes Claimholders, nor Third-Lien Notes Claimholders, nor ABL Claimholders shall be entitled (and each of them shall be deemed to have hereby irrevocably, absolutely, and unconditionally waived any right) to seek or otherwise be granted any type of adequate protection in respect of Notes Priority Collateral except as expressly permitted by Section 6.1(b) or Section 6.1(c) or as otherwise may be consented to in writing by the Term Loan Agent as directed under the Term Loan Agreement; provided, however, that each of the First-Lien Notes Agent and the Second-Lien Notes Agent shall be permitted to request additional adequate protection (including adequate protection in the form of a cash payment, periodic cash payments or otherwise) with respect to the Notes Priority Collateral on behalf of itself and its respective Notes Claimholders (x) so long as such request is not otherwise inconsistent with this Agreement, (y) subject to the right of the Term Loan Agent and the Term Loan Claimholders to object on any basis (including that the First-Lien Notes Agent and the First Lien Notes Claimholder, or the Second-Lien Notes Agent and the Second-Lien Notes Claimholders, are undersecured) and (z) only to the extent such adequate protection being requested was previously granted to the Term Loan Agent, for itself and for the benefit of the Term Loan Claimholders; provided, further, however, that First-Lien Notes Claimholders, Second-Lien Notes Claimholders, Third-Lien Notes Claimholders and ABL Claimholders may seek and obtain adequate protection in respect of Notes Priority Collateral in the form of an additional or replacement Lien on Collateral so long as (A) the Term Loan Claimholders have been granted adequate protection in the form of a replacement lien on such Collateral, (B) any such Lien on Notes Priority Collateral (and on any Collateral granted as adequate protection for the Term Loan Claimholders in respect of their interest in such Notes Priority Collateral) is subordinated to the Liens of the Term Loan Agent in such Collateral on the same basis and with the same relative priority respectively as the other Liens of the First-Lien Notes Agent, the Second-Lien Notes Agent, the Third-Lien Notes Agent and the ABL Agent on Notes Priority Collateral, and (C) only if the Notes Claimholder having the Higher Priority Obligation immediately senior to the Claimholder seeking adequate protection shall have obtained such adequate protection.

6.4. Avoidance Issues. If any ABL Claimholder or Notes Claimholder is required in any Insolvency or Liquidation Proceeding or otherwise to turn over or otherwise pay to the estate of the applicable Grantor any amount paid in respect of ABL Obligations or their respective Notes Obligations, as applicable (a “Recovery”), then such ABL Claimholders or respective Notes Claimholders shall be entitled to a reinstatement of ABL Obligations or their respective Notes Obligations, as applicable, with respect to all such recovered amounts. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto from such date of reinstatement.

6.5. Reorganization Securities. Subject to the ability of the ABL Claimholders and respective Notes Claimholders, as applicable, to support or oppose confirmation or approval of any Plan of Reorganization or to oppose confirmation or approval of any Plan of Reorganization, as provided in this Agreement, if, in any Insolvency or Liquidation Proceeding, debt obligations of the reorganized debtor secured by Liens upon any property of the reorganized debtor are distributed pursuant to a Plan of Reorganization, both on account of ABL Obligations and on account of any respective Notes Obligations, then, to the extent the debt obligations distributed on account of the ABL Obligations and on account of such respective Notes Obligations are secured by Liens upon the same property, the provisions of this Agreement will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to the debt obligations so distributed, to the Liens securing such debt obligations and the distribution of Proceeds thereof.

6.6. Post-Petition Interest. Neither any Notes Agent nor any Notes Claimholder shall oppose or seek to challenge any claim by the ABL Agent or any ABL Claimholder for allowance in any Insolvency or Liquidation Proceeding of ABL Obligations consisting of post-petition interest, fees or expenses to the extent of the value of the Lien on the ABL Priority Collateral securing any ABL Claimholder’s claim, without regard to the existence of the Lien of any Notes Agent on behalf of its respective Notes Claimholders on the ABL Priority Collateral. None of the ABL Agent, any ABL Claimholder, the First-Lien Notes Agent and any First-Lien Claimholder, the Second-Lien Notes Agent and any Second-Lien Notes Claimholder, the Third-Lien Notes Agent and any Third-Lien Notes Claimholder shall oppose or seek to challenge any claim by the Term Loan Agent or any Term Loan Claimholder for allowance in any Insolvency or Liquidation Proceeding of Notes Obligations consisting of post-petition interest, fees or expenses to the extent of the value of the Lien on the Notes Priority Collateral securing any Term Loan Claimholder’s claim, without regard to the existence of the Lien of the ABL Agent on behalf of the ABL Claimholders with respect to the ABL Priority Collateral or the Notes Priority Collateral and First-Lien Agent, the Second-Lien Agent or Third-Lien Agent on behalf of their respective Notes Claimholders with respect to the Notes Priority Collateral.

6.7. Separate Grants of Security and Separate Classification. Each Notes Agent, on behalf of its respective Notes Claimholders, and the ABL Agent on behalf of the ABL Claimholders, acknowledge and intend that: the respective grants of Liens pursuant to the ABL Security Documents and the respective Notes Security Documents constitute five separate and distinct grants of Liens, and because of, among other things, their differing rights in the Collateral, each class of Notes Obligations are fundamentally different from the ABL Obligations and must be separately classified in any Plan of Reorganization proposed or confirmed (or approved) in an Insolvency or Liquidation Proceeding. To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that the claims of the ABL Claimholders and any Notes Claimholders in respect of the Collateral constitute claims in the same class (rather than separate classes of senior and junior secured claims), then the ABL Claimholders and the Notes Claimholders hereby acknowledge and agree that all distributions shall be made as if there were separate classes of ABL Obligations and Notes Obligations against the Grantors (with the effect being that, to the extent that the aggregate value of the ABL Priority Collateral or Notes Priority Collateral is sufficient (for this purpose ignoring all claims held by the other Secured Parties for whom such Collateral is non-priority or lower priority in accordance with Section 2.1 and Section 2.2), the ABL Claimholders or the Term Loan Claimholders, respectively, shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of post-petition interest, fees or expenses that is available from each pool of priority Collateral for each of the ABL Claimholders and the Notes Claimholders, respectively, before any distribution is made in respect of the claims held by the other Secured Parties for whom such Collateral is non-priority or lower priority, with such other Secured Parties hereby acknowledging and agreeing to turn over to the respective other Secured Parties amounts otherwise received or receivable by them to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the aggregate recoveries.

6.8. Asset Dispositions in an Insolvency or Liquidation Proceeding.

(a) Without limiting the ABL Agent’s and the other ABL Claimholders’ rights under Section 3.1(b), none of the Notes Agent nor any other Notes Claimholder shall, in any Insolvency or Liquidation Proceeding or otherwise, oppose any sale or disposition of any ABL Priority Collateral that is supported by the ABL Claimholders, and each Notes Agent and each other Notes Claimholder will be deemed to have irrevocably, absolutely, and unconditionally consented under Section 363 of the Bankruptcy Code (and otherwise) to any sale of any ABL Priority Collateral supported by the ABL Claimholders and to have released their Liens on such assets; provided that to the extent the Proceeds of such Collateral are not applied to reduce ABL Obligations, each Notes Agent shall retain a Lien on such Proceeds in accordance with the terms of (and having the relative priority set forth in) this Agreement.

(b) Without limiting the Term Loan Agent’s and the other Term Loan Claimholder’s rights under Section 3.2(b), none of the other Notes Agents nor any other of their respective Notes Claimholders nor the ABL Agent nor any other ABL Claimholder shall, in any Insolvency or Liquidation Proceeding or otherwise, oppose any sale or disposition of any Notes Priority Collateral that is supported by the Term Loan Claimholders and made subject to Section 3.3(d), and the First-Lien Notes Agent, each other First-Lien Notes Claimholder, the Second-Lien Notes Agent, each other Second-Lien Notes Claimholder, the Third-Lien Notes Agent, each other Third-Lien Notes Claimholder, the ABL Agent and each other ABL Claimholder will be deemed to have consented under Section 363 of the Bankruptcy Code (and otherwise) to any sale of any Notes Priority Collateral supported by the Term Loan Claimholders and to have released their Liens on such assets; provided that to the extent the Proceeds of such Collateral are not applied to reduce Term Loan Obligations, each other Notes Agent and the ABL Agent shall retain a Lien on such Proceeds in accordance with the terms of, and having the relative priority set forth in, this Agreement; provided, further, that each of the First-Lien Notes Agent and the Second-Lien Notes Agent shall have the right to raise, in any sale or disposition of any Notes Priority Collateral under this Section 6.8(b), any objection or opposition available to it, respectively, solely as an unsecured creditor (and not based on its status as a secured creditor or otherwise in contradiction to this Agreement).

6.9. Certain Agreements with Respect to Unenforceable Liens. Notwithstanding anything to the contrary contained herein, if in any Insolvency or Liquidation Proceeding a determination is made that any first priority Lien encumbering any Collateral is not enforceable for any reason then the Agents and Claimholders having Liens of lower ranking priority as provided in this Agreement agree that any distribution or recovery they may receive with respect to, or allocable to, the value of the assets constituting Collateral subject to an enforceable Lien in favor of any such lower ranking priority Lien holder or any proceeds thereof shall (for so long as the Discharge of Obligations relating to the applicable first priority Lien has not occurred) be segregated and held in trust and forthwith paid over to the ABL Agent for the benefit of the ABL Claimholders or to the Term Loan Agent for the benefit of the Term Loan Claimholders, as applicable based on whichever holds or is intended to hold the first priority Lien as provided in Section 2.1, in the same form as received without recourse, representation or warranty (other than a representation of the Agent (required to so segregate and pay over) that it has not otherwise sold, assigned, transferred or pledged any right, title or interest in and to such distribution or recovery) but with any necessary endorsements or as a court of competent jurisdiction may otherwise direct.

VII. RELIANCE; WAIVERS; ETC.

7.1. Reliance. Other than any reliance on the terms of this Agreement, each of the ABL Claimholders represents and warrants that it has, independently and without reliance on any Notes Agent or any Notes Claimholder, and based on documents and information deemed by it appropriate, made its own credit analysis and decision to enter into ABL Loan Documents and be bound by the terms of this Agreement, and it will continue to make its own credit decision in taking or not taking any action under the ABL Loan Documents or this Agreement. Other than any reliance on the terms of this Agreement, each of the Notes Claimholders represents and warrants that it has, independently and without reliance on any other Notes Claimholder, the ABL Agent, any other ABL Claimholder, and based on documents and information deemed by it appropriate, made its own credit analysis and decision to enter into each of the Notes Documents and be bound by the terms of this Agreement, and it will continue to make its own credit decision in taking or not taking any action under the Notes Documents or this Agreement. Each Notes Agent and the ABL Agent represents and warrants to the other parties hereto that it is authorized and/or directed under its respective Indenture and the ABL Credit Agreement, as the case may be, to enter into this Agreement.

7.2. No Warranties or Liability. The ABL Agent, on behalf of the ABL Claimholders, acknowledges and agrees that each of the Notes Agents and the Notes Claimholders have made no express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the other Notes Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon. Except as otherwise provided in this Agreement, the respective Notes Claimholders will be entitled to manage and supervise their respective Note holdings and extensions of credit under the respective Notes Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate. Each Notes Agent, on behalf its respective Notes Claimholders, acknowledges and agrees that the ABL Agent and the other ABL Claimholders have made no express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the other ABL Loan Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon. Except as otherwise provided herein, the ABL Agent and the other ABL Claimholders will be entitled to manage and supervise their respective loans and extensions of credit under their respective ABL Loan Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate. Each Notes Agent and its respective Notes Claimholders shall have no duty to the ABL Agent or any of the ABL Claimholders, and the ABL Agent and the other ABL Claimholders shall have no duty to any Notes Agent or any of the other Notes Claimholders, to act or refrain from acting in a manner which allows, or results in, the occurrence or continuance of an event of default or default under any agreements any Grantor (including the ABL Loan Documents and the Notes Documents), regardless of any knowledge thereof which they may have or be charged with.

7.3.	No Waiver of Lien Priorities.

(a) No right of the Agents, the other ABL Claimholders or the other Notes Claimholders to enforce any provision of this Agreement or any ABL Loan Document or Notes Document shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of any Grantor or by any act or failure to act by such Agents, ABL Claimholder or Notes Claimholders or by any noncompliance by any Person with the terms, provisions and covenants of this Agreement, any of the ABL Loan Documents or any of the Notes Documents, regardless of any knowledge thereof which the Agents or the ABL Claimholders or Notes Claimholders, or any of them, may have or be otherwise charged with.

(b) Without in any way limiting the generality of the foregoing paragraph (but subject to the rights of the Grantors under the ABL Loan Documents and Notes Documents and subject to the provisions of Sections 5.3(a), 5.3(d), and, as applicable, 5.3(e)), the Agents, the other ABL Claimholders and the other Notes Claimholders may, at any time and from time to time in accordance with the ABL Loan Documents and Notes Documents and/or applicable law, without the consent of, or notice to, the other Agents or the ABL Claimholders or the Notes Claimholders (as applicable), without incurring any liabilities to such Persons and without impairing or releasing the Lien priorities and other benefits provided in this Agreement (even if any right of subrogation or other right or remedy is affected, impaired or extinguished thereby) do any one or more of the following:

(i) change the manner, place or terms of payment or change or extend the time of payment of, or amend, renew, exchange, increase or alter, the terms of any of the Obligations or any Lien or guaranty thereof or any liability of any Grantor, or any liability incurred directly or indirectly in respect thereof (including any increase in or extension of the Obligations, without any restriction as to the tenor or terms of any such increase or extension) or otherwise amend, renew, exchange, extend, modify or supplement in any manner any Liens held by the Agents or any rights or remedies under any of the ABL Loan Documents or the Notes Documents;

(ii) sell, exchange, release, surrender, realize upon, enforce or otherwise deal with in any manner and in any order any part of the Collateral (except to the extent provided in this Agreement) or any liability of any Grantor or any liability incurred directly or indirectly in respect thereof;

(iii) settle or compromise any Obligation or any other liability of any Grantor or any security therefor or any liability incurred directly or indirectly in respect thereof and apply any sums by whomsoever paid and however realized to any liability in any manner or order that is not inconsistent with the terms of this Agreement; and

(iv) exercise or delay in or refrain from exercising any right or remedy against any security or any Grantor or any other Person, elect any remedy and otherwise deal freely with any Grantor.

7.4. Obligations Unconditional. All rights, interests, agreements and obligations of the ABL Claimholders and the Notes Claimholders, respectively, hereunder shall remain in full force and effect irrespective of:

(a) any lack of validity or enforceability of any ABL Loan Documents or any Notes Documents;

(b) except, in each case, as otherwise expressly set forth in this Agreement, any change in the time, manner or place of payment of, or in any other terms of, all or any of the ABL Obligations or Notes Obligations, or any amendment or waiver or other modification, including any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of any ABL Loan Document or any Notes Document;

(c) except as otherwise expressly set forth in this Agreement, any exchange, release, voiding, avoidance or non-perfection of any security interest in any Collateral or any other collateral, or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the ABL Obligations or Notes Obligations or any guaranty thereof;

(d) the commencement of any Insolvency or Liquidation Proceeding in respect of any Grantor; or

(e) any other circumstances which otherwise might constitute a defense available to, or a discharge of, any Grantor in respect of the ABL Agent, the ABL Obligations, any ABL Claimholder, any Notes Agent, any Notes Obligations or any Notes Claimholder in respect of this Agreement.

VIII. MISCELLANEOUS.

8.1. Amendment and Restatement; Conflicts. This Agreement constitutes an amendment and restatement of the Original Intercreditor Agreement (it being acknowledged that the Term Loan Agent has joined this Agreement as of the date hereof) and supersedes and replaces in its entirety the Original Intercreditor Agreement. In the event of any conflict between the provisions of this Agreement and the provisions of any ABL Loan Document or any Notes Document, the provisions of this Agreement shall govern and control.

8.2. Effectiveness; Continuing Nature of this Agreement; Severability. This Agreement shall become effective when executed and delivered by the parties hereto. This is a continuing agreement of Lien subordination (as opposed to an agreement of debt or claim subordination), and the ABL Claimholders and the respective Notes Claimholders may continue, at any time and without notice to the other Agents, to extend credit and other financial accommodations and lend monies to or for the benefit of any Grantor in reliance hereon. Each of the Agents, on behalf of the ABL Claimholders or the respective Notes Claimholders, as applicable, hereby irrevocably, absolutely, and unconditionally waives any right any Claimholder may have under applicable law to revoke this Agreement or any of the provisions of this Agreement. The terms of this Agreement shall survive, and shall continue in full force and effect, in any Insolvency or Liquidation Proceeding. Consistent with, but not in limitation of, the preceding sentence, each of the Agents, on behalf of the ABL Claimholders and the respective Notes Claimholders, as applicable, irrevocably acknowledges that this Agreement constitutes a “subordination agreement” within the meaning of both New York law and Section 510(a) of the Bankruptcy Code. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. All references to any Grantor shall include such Grantor as debtor and debtor-in-possession and any receiver or trustee for any Grantor (as applicable) in any Insolvency or Liquidation Proceeding. This Agreement shall terminate and be of no further force and effect:

(a) with respect to the ABL Agent, the ABL Claimholders and the ABL Obligations, on the date of the Discharge of ABL Obligations, subject to the rights of the ABL Claimholders under Section 6.4;

(b) with respect to the First-Lien Notes Agent, the First-Lien Notes Claimholders and the First-Lien Notes Obligations, on the date of the Discharge of First-Lien Notes Obligations, subject to the rights of the Notes Claimholders under Section 6.4;

(c) with respect to the Second-Lien Notes Agent, the Second-Lien Notes Claimholders and the Second-Lien Notes Obligations, on the date of the Discharge of Second-Lien Notes Obligations, subject to the rights of the Notes Claimholders under Section 6.4;

(d) with respect to the Third-Lien Notes Agent, the Third-Lien Notes Claimholders and the Third-Lien Notes Obligations, on the date of the Discharge of Third-Lien Notes Obligations, subject to the rights of the Notes Claimholders under Section 6.4; and

(e) with respect to the Term Loan Agent, the Term Loan Claimholders and the Term Loan Obligations, on the date of the Discharge of Term Loan Obligations, subject to the rights of the Notes Claimholders under Section 6.4.

8.3. Amendments; Waivers. No amendment, modification or waiver of any of the provisions of this Agreement by any Notes Agent or the ABL Agent shall be deemed to be made unless the same shall be in writing signed on behalf of each party hereto or its authorized agent and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the parties making such waiver or the obligations of the other parties to such party in any other respect or at any other time. Notwithstanding the foregoing, (i) no Grantor shall have any right to consent to or approve any amendment, modification or waiver of any provision of this Agreement except to the extent its rights are directly affected and (ii) any Additional Pari Passu Notes Agent, on behalf of itself and the applicable holder of Additional Pari Passu Notes Obligations, may become a party to this Agreement, without any further action by any other party hereto, upon execution and delivery by the Company and such Agent of a properly completed joinder to this Agreement.

8.4. Information Concerning Financial Condition of the Parent, the Company and Their Subsidiaries. Each of the ABL Claimholders, on the one hand, and the Notes Claimholders, on the other hand, shall be responsible for keeping themselves informed of (a) the financial condition of the Company and the Company’s Subsidiaries and all endorsers and/or guarantors and other Grantors of the ABL Obligations or the Notes Obligations and (b) all other circumstances bearing upon the risk of nonpayment of the ABL Obligations or the Notes Obligations. None of the ABL Claimholders nor any of the Notes Claimholders shall have any duty to advise the others of information known to it or them regarding such condition or any such circumstances or otherwise. In the event that the ABL Agent or any of the other ABL Claimholders, any Notes Agent or any of the other Notes Claimholders undertakes at any time or from time to time to provide any such information to any of the others, it or they shall be under no obligation, (i) to make, and shall not make, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided, (ii) to provide any additional information or to provide any such information on any subsequent occasion, (iii) to undertake any investigation, or (iv) to disclose any information, which pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.

8.5. Subrogation.

(a) With respect to the value of any payments or distributions in cash, property or other assets that any of the Notes Claimholders actually pays over to the ABL Agent or the ABL Claimholders under the terms of this Agreement as a result of its first priority Lien on the ABL Priority Collateral, the Notes Claimholders shall be subrogated to the rights of the ABL Claimholders; provided, however, that each Notes Agent, on behalf of the respective Notes Claimholders, hereby agrees not to assert or enforce all such rights of subrogation it may acquire as a result of any payment hereunder until the Discharge of ABL Obligations has occurred. The Grantors acknowledge and agree that, to the extent permitted by applicable law, the value of any payments or distributions in cash, property or other assets received by the Notes Claimholders that are paid over to the ABL Claimholders pursuant to this Agreement shall not reduce any of the Notes Obligations. Notwithstanding the foregoing provisions of this Section 8.5(a), none of the Notes Claimholders shall have any claim against any of the ABL Claimholders for any impairment of any subrogation rights herein granted to the Notes Claimholders.

(b) With respect to the value of any payments or distributions in cash, property or other assets that any of the Notes Claimholders or the ABL Claimholders actually pays over to the Term Loan Claimholders under the terms of this Agreement as a result of its first priority Lien on the Notes Priority Collateral, the ABL Claimholders and such paying Notes Claimholders shall be subrogated to the rights of the Term Loan Claimholders; provided, however, that each of the ABL Agent, on behalf of the ABL Claimholders, the First-Lien Notes Agent on behalf of the First-Lien Notes Claimholders, the Second-Lien Notes Agent on behalf of the Second-Lien Notes Claimholders and the Third-Lien Notes Agent on behalf of the Third-Lien Notes Claimholders, hereby agrees not to assert or enforce all such rights of subrogation it may acquire as a result of any payment hereunder until the Discharge of Term Loan Obligations has occurred. The Grantors acknowledge and agree that, to the extent permitted by applicable law, the value of any payments or distributions in cash, property or other assets received by the ABL Claimholders or Notes Claimholders that are paid over to the Term Loan Claimholders pursuant to this Agreement shall not reduce any of the ABL Obligations, First-Lien Notes Obligations, Second-Lien Notes Obligations or Third-Lien Notes Obligations. Notwithstanding the foregoing provisions of this Section 8.5(b), none of the First-Lien Notes Claimholders, Second-Lien Notes Claimholders, the Third-Lien Notes Claimholders nor the ABL Claimholders shall have any claim against any of the Term Loan Claimholders for any impairment of any subrogation rights herein granted to the ABL Claimholders, First-Lien Notes Claimholders, Second-Lien Notes Claimholders or Third-Lien Notes Claimholders.

8.6. SUBMISSION TO JURISDICTION; WAIVERS.

(a) ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY PERSON ARISING OUT OF OR RELATING HERETO MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH PARTY, FOR ITSELF AND ON BEHALF OF ITS RESPECTIVE NOTES CLAIMHOLDERS (IN THE CASE OF EACH NOTES AGENT) AND THE ABL CLAIMHOLDERS (IN THE CASE OF THE ABL AGENT), IRREVOCABLY:

(1) AGREES THAT THE ONLY NECESSARY PARTIES TO ANY AND ALL JUDICIAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE THE PARTIES HERETO, EXCEPT WHERE IN ANY SUCH JUDICIAL PROCEEDING RELIEF (INCLUDING INJUNCTIVE RELIEF OR THE RECOVERY OF MONEY) IS BEING SOUGHT DIRECTLY AGAINST OR FROM A PERSON THAT IS NOT A PARTY AND EXCEPT THAT, IN ANY SUCH JUDICIAL PROCEEDINGS BETWEEN ANY NOTES AGENT AND THE ABL AGENT THAT DOES NOT SEEK ANY RELIEF AGAINST OR FROM THE COMPANY, THE PARENT OR ANY OF THE PARENT’S SUBSIDIARIES, THE COMPANY, THE PARENT AND THE SUBSIDIARIES SHALL NOT BE NECESSARY PARTIES. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, AND CONSISTENT WITH THE PROVISIONS OF SECTIONS 8.14 AND 8.17, NONE OF THE ABL CLAIMHOLDERS (OTHER THAN THE ABL AGENT) OR THE NOTES CLAIMHOLDERS (OTHER THAN THE RESPECTIVE NOTES AGENTS) SHALL BE NECESSARY OR OTHERWISE APPROPRIATE PARTIES TO ANY SUCH JUDICIAL PROCEEDINGS, UNLESS IN SUCH JUDICIAL PROCEEDING SUMS ARE BEING SOUGHT TO BE RECOVERED DIRECTLY FROM SUCH PERSONS, INCLUDING PURSUANT TO SECTION 4.2.

(2) ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS;

(3) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS;

(4) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE APPLICABLE PERSON (AND IN THE CASE OF A PARTY, AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 8.7); AND

(5) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (4) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER THE APPLICABLE PERSON IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT.

(6) WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, ANY OF THE ABL LOAN DOCUMENTS OR ANY OF THE NOTE DOCUMENTS. EACH OF THE PARTIES HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT, THE ABL LOAN DOCUMENTS AND THE NOTE DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.6.

8.7. Notices. All notices permitted or required under this Agreement need be sent only to the respective Notes Agents and the ABL Agent, as applicable, in order to be effective and otherwise binding on any applicable Claimholder. If any notice is sent for whatever reason to the other Notes Claimholders or the ABL Claimholders, such notice shall also be sent to the applicable Agent. Unless otherwise specifically provided herein, any notice hereunder shall be in writing and may be personally served or sent by facsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by overnight courier service and signed for against receipt thereof, upon receipt of facsimile during normal business hours, or three Business Days after depositing it in the United States certified mails (return receipt requested) with postage prepaid and properly addressed. For the purposes hereof, the addresses of the parties hereto shall be as set forth below each party’s name on the signature pages hereto, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties.

8.8. Further Assurances. The ABL Agent, on behalf of the ABL Claimholders, and each Notes Agent, on behalf of its respective Notes Claimholders, and the Grantors, agree that each of them shall take such further action and shall execute and deliver such additional documents and instruments (in recordable form, if requested) as the ABL Agent or the respective Notes Agent may reasonably request to effectuate the terms of and the Lien priorities contemplated by this Agreement. If any Subsidiary of the Company shall become a Grantor after the date of this Agreement, such Grantor shall deliver a counterpart of this Agreement duly executed by such Grantor to the Agents whereupon such Subsidiary shall become a party hereto without any further action by any other party hereto (it being understood that any failure by a Grantor to deliver a counterpart to this Agreement shall not affect the relative rights and obligations of the ABL Claimholders and Notes Claimholders to the Collateral of such Grantor).

8.9. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

8.10. Specific Performance. Each Agent may demand specific performance of this Agreement. The ABL Agent, on behalf of itself and the ABL Claimholders, and each Notes Agent, on behalf of itself and its respective Notes Claimholders, hereby irrevocably waive any defense based on the adequacy of a remedy at law and any other defense which might be asserted to bar the remedy of specific performance in any action which may be brought by the ABL Agent or the other ABL Claimholders or any Notes Agent or any other Notes Claimholders, as applicable. Without limiting the generality of the foregoing or of the other provisions of this Agreement, in seeking specific performance in any Insolvency or Liquidation Proceeding, an Agent may seek such relief as if it were the “holder” of the claims of its own Claimholders under Section 1126(a) of the Bankruptcy Code or otherwise had been granted an irrevocable power of attorney by its Claimholders.

8.11. Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

8.12. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement or any document or instrument delivered in connection herewith by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement or such other document or instrument, as applicable.

8.13. Authorization. By its signature, each party hereto represents and warrants to the other parties hereto that the individual signing this Agreement on its behalf is duly authorized to execute this Agreement. Each Notes Agent hereby represents that it is authorized to, and by its signature hereon does, bind the other Notes Claimholders for which such Notes Agent acts to the terms of this Agreement. The ABL Agent hereby represents that it is authorized to, and by its signature hereon does, bind the other ABL Claimholders to the terms of this Agreement.

8.14. No Third Party Beneficiaries. This Agreement and the rights and benefits hereof shall inure to the benefit of each of the parties hereto and its respective successors and assigns and shall inure to the benefit of (and shall be binding upon) each of the Agents, the other ABL Claimholders, the other Notes Claimholders and their respective successors and assigns. Without limiting the generality of the foregoing, each of the Indentures, each Additional Pari Passu Notes Agreement and the ABL Credit Agreement shall expressly refer to this Agreement and acknowledge that its provisions shall be binding on the Notes Agent, and the other Notes Claimholders (and their respective successors and assigns) and on the ABL Agent and the other ABL Claimholders (and their respective successors and assigns), as applicable, and, in any event, this Agreement shall be binding on the Agents, the other ABL Claimholders, and the other Notes Claimholders and the Grantors and their respective successors and assigns as if its provisions were set forth in their entirety in the ABL Credit Agreement, the Indentures and each Additional Pari Passu Notes Agreement.

8.15. Provisions Solely to Define Relative Rights. The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights among themselves of the ABL Claimholders and each of the Notes Claimholders. No Grantor or any other creditor thereof shall have any rights hereunder, and no Grantor may rely on the terms hereof. Nothing in this Agreement is intended to or shall impair as between the Grantors and the ABL Agent and the other ABL Claimholders, or as between the Grantors and any Notes Agent and the other respective Notes Claimholders, the obligations of any Grantor, which are absolute and unconditional, to pay principal, interest, fees and other amounts as provided in the other ABL Loan Documents and the other Notes Documents, respectively, including as and when the same shall become due and payable in accordance with their terms.

8.16. Marshalling of Assets. Each Notes Agent, on behalf of its respective Notes Claimholders, hereby irrevocably, absolutely, and unconditionally waives any and all rights or powers any Notes Claimholder may have at any time under applicable law or otherwise to have the ABL Priority Collateral, or any part thereof, marshaled upon any foreclosure or other enforcement of the ABL Agent’s Liens. The ABL Agent, on behalf of the ABL Claimholders, and each Notes Agent (other than the Higher Priority Agent) on behalf of its respective Notes Claimholders hereby waives irrevocably, absolutely, and unconditionally any and all rights any ABL Claimholder and any such Notes Claimholders may have at any time under applicable law or otherwise to have the Notes Priority Collateral, or any part thereof, marshaled upon any foreclosure or other enforcement of the Notes Agents’ Liens.

8.17. Exclusive Means of Exercising Rights under this Agreement. The Term Loan Claimholders shall be deemed to have irrevocably appointed the Term Loan Agent, the First-Lien Notes Claimholders shall be deemed to have irrevocably appointed the First-Lien Notes Agent, the Second-Lien Notes Claimholders shall be deemed to have irrevocably appointed the Second-Lien Notes Agent, the Third-Lien Notes Claimholders shall be deemed to have irrevocably appointed the Third-Lien Notes Agent, and the ABL Claimholders shall be deemed to have irrevocably appointed the ABL Agent, as their respective and exclusive agents hereunder. Consistent with such appointment, such Notes Claimholders and the ABL Claimholders further shall be deemed to have agreed that only their respective Agent (and not any individual Claimholder or group of Claimholders) shall have the exclusive right to exercise any rights, powers, and/or remedies under or in connection with this Agreement (including bringing any action to interpret or otherwise enforce the provisions of this Agreement) or the Collateral; provided that (i) ABL Claimholders holding obligations in respect of Bank Products or Obligations in respect of Hedging Agreements may exercise customary netting rights with respect thereto, (ii) cash collateral may be held pursuant to the terms of the ABL Loan Documents (including any relating to Bank Products or Hedging Agreements) and any such individual ABL Claimholder may act against such Collateral, (iii) ABL Claimholders may exercise rights of setoff against depository or other accounts maintained with them, and (iv) may exercise rights of setoff against depository or other accounts maintained with them. Specifically, but without limiting the generality of the foregoing, each Noteholder or group of Noteholders, and each ABL Lender or group of ABL Lenders, shall not be entitled to take or file, but instead shall be precluded from taking or filing (whether in any Insolvency or Liquidation Proceeding or otherwise), any action, judicial or otherwise, to enforce any right or power or pursue any remedy under this Agreement (including any declaratory judgment or other action to interpret or otherwise enforce the provisions of this Agreement) or otherwise in relation to the Collateral, except solely as provided in the proviso in the preceding sentence.

8.18. Interpretation. This Agreement is a product of negotiations among representatives of, and has been reviewed by counsel to, each Notes Agent, the ABL Agent, the Company, the Parent, the Company’s Subsidiaries and the initial purchasers of the Notes and is the product of those Persons on behalf of themselves and the Notes Claimholders (in the case of the Notes Claimholders) and the ABL Claimholders (in the case of the ABL Claimholders). Accordingly, this Agreement’s provisions shall not be construed against, or in favor of, any party or other Person merely by virtue of that party or other Person’s involvement, or lack of involvement, in the preparation of this Agreement and of any of its specific provisions.

8.19. Certain Terms Concerning the Notes Agents. Each Notes Agent is executing and delivering this Agreement solely in its capacity as Trustee and Collateral Agent (or in the case of the Term Loan Agent, as administrative agent, collateral agent and ship mortgage trustee) under and pursuant to directions set forth in the respective Notes Documents under which it was appointed; and in so doing, none of the Notes Agent shall be responsible for the terms or sufficiency of this Agreement for any purpose. None of the Notes Agents shall have any duties or obligations under or pursuant to this Agreement other than such duties as may be expressly set forth in this Agreement as duties on its part to be performed or observed. In entering into this Agreement, or in taking (or forbearing from) any action under or pursuant to the Agreement, each Notes Agent shall have and be protected by all of the rights, immunities, indemnities and other protections granted to the Trustee and Collateral Agent under the applicable Indenture and the other applicable Notes Documents and to the Term Loan Agent under the Term Loan Documents.

8.20. Certain Terms Concerning ABL Agent and Notes Agents. Neither the ABL Agent nor any Notes Agent shall have any liability or responsibility for the actions or omissions of any other Secured Party, or for any other Secured Party’s compliance with (or failure to comply with) the terms of this Agreement. Neither the ABL Agent nor any Notes Agent shall have individual liability to any Person if it shall mistakenly pay over or distribute to any Secured Party (or the Grantors) any amounts in violation of the terms of this Agreement, so long as the ABL Agent or such Notes Agent, as the case may be, is acting in good faith.

8.21. Credit Bidding. The Parent, the Company and the Agents acknowledge that, following any Notes Default or ABL Default, in the context of any sale of Collateral (whether pursuant to a plan of reorganization, plan of liquidation, under Section 1129 of the Bankruptcy Code or Section 363 of the Bankruptcy Code, Enforcement or otherwise) the Term Loan Agent, on behalf of the Term Loan Claimholders, shall have the right to credit bid up to the full amount of the Term Loan Obligations, the First-Lien Notes Agent, on behalf of the First-Lien Notes Claimholders, shall have the right to credit bid up to the full amount of the First-Lien Notes Obligations, the Second-Lien Notes Agent, on behalf of the Second-Lien Notes Claimholders, shall have the right to credit bid up to the full amount of the Second-Lien Notes Obligations, the Third-Lien Notes Agent, on behalf of the Third-Lien Notes Claimholders, shall have the right to credit bid up to the full amount of the Third-Lien Notes Obligations and the ABL Agent, on behalf of the ABL Claimholders, shall have the right to credit bid up to the full amount of the ABL Obligations, subject to the distribution provisions of this Agreement.

8.22. Rights Following Discharge of Obligations. Notwithstanding anything to the contrary in this Agreement:

(a) Upon Discharge of the ABL Obligations, (i) the respective rights of the ABL Agent and the ABL Claimholders under this Agreement granted to the ABL Agents and the ABL Claimholders in respect of the ABL Priority Collateral and (ii) any negative covenants, prohibitions or limitations on actions applicable to the respective Notes Agents and Notes Claimholders under this Agreement relating to their Liens being junior on the ABL Priority Collateral to the ABL Agent and the ABL Claimholders ((i) and (ii), collectively, the “ABL Specific Rights”), shall, so long as the Discharge of the Term Loan Obligations has not occurred, be deemed to benefit the Term Loan Agent and the Term Loan Claimholders as if they were the ABL Agent and the ABL Claimholders under this Agreement; furthermore, upon Discharge of the Term Loan Obligations, if Discharge of the ABL Obligations has occurred and Discharge of the First-Lien Notes Obligations has not occurred, the ABL Specific Rights shall be deemed to benefit the First-Lien Notes Agent and the First-Lien Notes Claimholders as if they were the ABL Agents and the ABL Claimholders under this Agreement; and, furthermore, upon the Discharge of the First-Lien Notes Obligations, if Discharge of the ABL Obligations and the Discharge of Term Loan Obligations have occurred and Discharge of the Second-Lien Notes Obligations has not occurred, the ABL Specific Rights shall be deemed to benefit the Second-Lien Notes Agent and the Second-Lien Notes Claimholders as if they were the ABL Agents and the ABL Claimholders under this Agreement; and, furthermore, upon the Discharge of the Second-Lien Notes Obligations, if Discharge of the ABL Obligations, the Discharge of Term Loan Obligations and the Discharge of First-Lien Notes Obligations have occurred and the Discharge of Third-Lien Notes Obligations has not occurred, the ABL Specific Rights shall be deemed to benefit the Third-Lien Notes Agent and the Third-Lien Notes Claimholders as if they were the ABL Agents and the ABL Claimholders under this Agreement.

(b) Upon Discharge of the Term Loan Obligations, (i) the respective rights of the Term Loan Agent and the Term Loan Claimholders under this Agreement granted to the Term Loan Agent and the Term Loan Claimholders in respect of the Notes Priority Collateral and (ii) any negative covenants, prohibitions or limitations on actions applicable to the respective Notes Agents and Notes Claimholders and the ABL Agent and the ABL Claimholders under this Agreement relating to their Liens being junior on the Notes Priority Collateral to the Term Loan Agent and the Term Loan Claimholders ((i) and (ii), collectively, the “Notes Specific Rights”), shall, so long as the Discharge of the First-Lien Notes Obligations has not occurred, be deemed to benefit the First-Lien Notes Agent and First-Lien Notes Claimholders as if they were the Term Loan Agent and the Term Loan Claimholders under this Agreement; furthermore, upon Discharge of the First-Lien Notes Obligations, if Discharge of the Term Loan Obligations has occurred, the Note Specific Rights shall, so long as the Discharge of the Second-Lien Notes Obligations has not occurred, be deemed to benefit the Second-Lien Notes Agent and Second-Lien Notes Claimholders as if they were the Term Loan Agent and the Term Loan Claimholders under this Agreement; furthermore, upon Discharge of the Second-Lien Notes Obligations, if Discharge of the Term Loan Obligations and the Discharge of the First-Lien Notes Obligations have occurred and Discharge of the Third Lien Notes Obligations has not occurred, the Notes Specific Rights shall be deemed to benefit the Third-Lien Notes Agent and the Third-Lien Notes Claimholders as if they were the Term Loan Agent and the Term Loan Claimholders under this Agreement; and, furthermore, upon Discharge of the Third-Lien Notes Obligations, if Discharge of the Term Loan Obligations, Discharge of the First-Lien Notes Obligations and Second-Lien Notes Obligations have occurred and Discharge of the ABL Obligations has not occurred, the Notes Specific Rights shall be deemed to benefit the ABL Agent and the ABL Claimholders as if they were the Term Loan Agent and the Term Loan Claimholders under this Agreement.

8.23. Right to Intervene. Nothing in this Agreement shall prohibit any Agent or any Claimholder from intervening in a proceeding for the arrest of a Vessel commenced by a third party in order to preserve the rights of such Agent or its respective Claimholders to their respective interests.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Intercreditor Agreement as of the date first written above.

ABL Agent: WELLS FARGO CAPITAL FINANCE, LLC as ABL Agent
By:	/s/ Ryan Davison
Name:	Ryan Davison
Title:	V.P.

Notice Address:

1100 Abernathy Road

Suite 1600

Atlanta, GA 30328

Attn: Loan Portfolio Manager

Fax No. 770-804-0785

with copies to:

Winston & Strawn LLP

214 N. Tryon Street

Suite 2200

Charlotte, NC 28202

Attn: Molly McGill, Esq.

Fax No. 704-350-7800

NOTARIZATION ACKNOWLEDGMENT

ACKNOWLEDGMENT

STATE OF	)
) ss:
COUNTY OF	)

On this              day of             , 2013, before me personally appeared             , to me known and known to me to be the individual who executed the foregoing Intercreditor Agreement in the capacity therein indicated, who acknowledged that he or she, being authorized to do so, executed the foregoing instrument for the purposes therein contained and in the capacity therein indicated as his or her own free act and deed.

Notary Public

My Commission Expires:

Signature Page to Horizon Lines, LLC Intercreditor Agreement

First-Lien Notes Agent: U.S. BANK NATIONAL ASSOCIATION, as Trustee and Collateral Agent under the Indenture and Collateral Agent under the First-Lien Notes Documents, as First-Lien Notes Agent
By:	/s/ K. Wendy Kumar
Name:	K. Wendy Kumar
Title:	Vice President

Notice Address:

100 Wall Street—Suite 1600

New York, New York 10005

Attn: Corporate Trust Services-Horizon Lines, LLC

Fax No. (212) 509-3384

with copies to (which shall not constitute notice):

Pillsbury Winthrop Shaw Pittman LLP

1540 Broadway

New York, New York 10036

Attn: Bart Pisella, Esq.

         Timothy P. Kober, Esq.

Fax No. (212) 881-9368

NOTARIZATION ACKNOWLEDGMENT

ACKNOWLEDGMENT

STATE OF	)
) ss:
COUNTY OF	)

On this             day of             , 2013, before me personally appeared             , to me known and known to me to be the individual who executed the foregoing Intercreditor Agreement in the capacity therein indicated, who acknowledged that he or she, being authorized to do so, executed the foregoing instrument for the purposes therein contained and in the capacity therein indicated as his or her own free act and deed.

Notary Public

My Commission Expires:

Signature Page to Horizon Lines, LLC Intercreditor Agreement

Second-Lien Notes Agent: U.S. BANK NATIONAL ASSOCIATION, as Trustee and Collateral Agent under the Indenture and Collateral Agent under the Second-Lien Notes Documents, as Second-Lien Notes Agent
By:	/s/ K. Wendy Kumar
Name:	K. Wendy Kumar
Title:	Vice President

Notice Address:

100 Wall Street—Suite 1600

New York, New York 10005

Attn: Corporate Trust Services-Horizon Lines, LLC

Fax No. (212) 509-3384

with copies to (which shall not constitute notice):

Pillsbury Winthrop Shaw Pittman LLP

1540 Broadway

New York, New York 10036

Attn: Bart Pisella, Esq.

         Timothy P. Kober, Esq.

Fax No. (212) 881-9368

NOTARIZATION ACKNOWLEDGMENT

ACKNOWLEDGMENT

STATE OF	)
) ss:
COUNTY OF	)

On this             day of             , 2013, before me personally appeared             , to me known and known to me to be the individual who executed the foregoing Intercreditor Agreement in the capacity therein indicated, who acknowledged that he or she, being authorized to do so, executed the foregoing instrument for the purposes therein contained and in the capacity therein indicated as his or her own free act and deed.

Notary Public

My Commission Expires:

Signature Page to Horizon Lines, LLC Intercreditor Agreement

Third-Lien Notes Agent: U.S. BANK NATIONAL ASSOCIATION, as Trustee and Collateral Agent under the Indenture and Collateral Agent under the Third-Lien Notes Documents, as Third-Lien Notes Agent
By:	/s/ K. Wendy Kumar
Name:	K. Wendy Kumar
Title:	Vice President

Notice Address:

100 Wall Street—Suite 1600

New York, New York 10005

Attn: Corporate Trust Services-Horizon Lines, LLC

Fax No. (212) 509-3384

with copies to (which shall not constitute notice):

Pillsbury Winthrop Shaw Pittman LLP

1540 Broadway

New York, New York 10036

Attn: Bart Pisella, Esq.

         Timothy P. Kober, Esq.

Fax No. (212) 881-9368

NOTARIZATION ACKNOWLEDGMENT

ACKNOWLEDGMENT

STATE OF	)
) ss:
COUNTY OF	)

On this             day of             , 2013, before me personally appeared             , to me known and known to me to be the individual who executed the foregoing Intercreditor Agreement in the capacity therein indicated, who acknowledged that he or she, being authorized to do so, executed the foregoing instrument for the purposes therein contained and in the capacity therein indicated as his or her own free act and deed.

Notary Public

My Commission Expires:

Signature Page to Horizon Lines, LLC Intercreditor Agreement

Term Loan Agent: U.S. BANK NATIONAL ASSOCIATION as Administrative Agent, Collateral Agent and Ship Mortgage Trustee
By:	/s/ James A. Hanley
Name:	James A. Hanley
Title:	Vice President

Notice Address:

U.S. Bank Corporate Trust Services

214 N. Tryon Street, 26th Floor

Charlotte, NC 28202

Attn: CDO Trust Services / James Hanley

Fax No. (302) 576-3717

with copies to:

Pillsbury Winthrop Shaw Pittman LLP

1540 Broadway

New York, New York 10036

Attn: Bart Pisella, Esq.

         Timothy P. Kober, Esq.

Fax No. (212) 881-9368

NOTARIZATION ACKNOWLEDGMENT

ACKNOWLEDGMENT

STATE OF	)
) ss:
COUNTY OF	)

On this             day of             , 20            , before me personally appeared             , to me known and known to me to be the individual who executed the foregoing Intercreditor Agreement in the capacity therein indicated, who acknowledged that he or she, being authorized to do so, executed the foregoing instrument for the purposes therein contained and in the capacity therein indicated as his or her own free act and deed.

Notary Public

My Commission Expires:

Signature Page to Horizon Lines, LLC Intercreditor Agreement

Acknowledged and Agreed to by:

Company:

HORIZON LINES, LLC

By:	/s/ Michael F. Zendan II
Name:	Michael F. Zendan II
Title:	Executive Vice President, General Counsel and Secretary

Notice Address:

4064 Colony Road, Suite 200

Charlotte, NC 28211

Attn: Michael T. Avara

Facsimile: (704) 973-7034

with a copy to (which shall not constitute notice):

Kirkland & Ellis LLP601 Lexington Avenue

New York, NY 10022

Attn: Yongjin Im, Esq.

Facsimile: (212) 446-6460

NOTARIZATION ACKNOWLEDGMENT

ACKNOWLEDGMENT

STATE OF	)
) ss:
COUNTY OF	)

On this             day of             , 20            , before me personally appeared             , to me known and known to me to be the individual who executed the foregoing Intercreditor Agreement in the capacity therein indicated, who acknowledged that he or she, being authorized to do so, executed the foregoing instrument for the purposes therein contained and in the capacity therein indicated as his or her own free act and deed.

Notary Public

My Commission Expires:

[Signature Page to Horizon Lines, LLC Intercreditor Agreement]

Parent and each other Subsidiary of Parent:

HORIZON LINES, INC.

By:	/s/ Michael F. Zendan II
Name:	Michael F. Zendan II
Title:	Executive Vice President, General Counsel and Secretary

Notice Address:

4064 Colony Road, Suite 200

Charlotte, NC 28211

Attn: Michael T. Avara

Facsimile: (704) 973-7034

with a copy to (which shall not constitute notice):

Kirkland & Ellis LLP601 Lexington Avenue

New York, NY 10022

Attn: Yongjin Im, Esq.

Facsimile: (212) 446-6460

NOTARIZATION ACKNOWLEDGMENT

ACKNOWLEDGMENT

STATE OF	)
) ss:
COUNTY OF	)

On this             day of             , 20            , before me personally appeared             , to me known and known to me to be the individual who executed the foregoing Intercreditor Agreement in the capacity therein indicated, who acknowledged that he or she, being authorized to do so, executed the foregoing instrument for the purposes therein contained and in the capacity therein indicated as his or her own free act and deed.

Notary Public

My Commission Expires:

[Signature Page to Horizon Lines, LLC Intercreditor Agreement]

AERO LOGISTICS, LLC

By:	/s/ Michael F. Zendan II
Name:	Michael F. Zendan II
Title:	Secretary

Notice Address:

4064 Colony Road, Suite 200

Charlotte, NC 28211

Attn: Michael T. Avara

Facsimile: (704) 973-7034

with a copy to (which shall not constitute notice):

Kirkland & Ellis LLP601 Lexington Avenue

New York, NY 10022

Attn: Yongjin Im, Esq.

Facsimile: (212) 446-6460

NOTARIZATION ACKNOWLEDGMENT

ACKNOWLEDGMENT

STATE OF	)
) ss:
COUNTY OF	)

On this             day of                     , 2013, before me personally appeared                         , to me known and known to me to be the individual who executed the foregoing Intercreditor Agreement in the capacity therein indicated, who acknowledged that he or she, being authorized to do so, executed the foregoing instrument for the purposes therein contained and in the capacity therein indicated as his or her own free act and deed.

Notary Public

My Commission Expires:

[Signature Page to Horizon Lines, LLC Intercreditor Agreement]

HAWAII STEVEDORES, INC.

By:	/s/ Michael F. Zendan II
Name:	Michael F. Zendan II
Title:	Secretary

Notice Address:

4064 Colony Road, Suite 200

Charlotte, NC 28211

Attn: Michael T. Avara

Facsimile: (704) 973-7034

with a copy to (which shall not constitute notice):

Kirkland & Ellis LLP601 Lexington Avenue

New York, NY 10022

Attn: Yongjin Im, Esq.

Facsimile: (212) 446-6460

NOTARIZATION ACKNOWLEDGMENT

ACKNOWLEDGMENT

STATE OF	)
) ss:
COUNTY OF	)

On this             day of             , 2013, before me personally appeared             , to me known and known to me to be the individual who executed the foregoing Intercreditor Agreement in the capacity therein indicated, who acknowledged that he or she, being authorized to do so, executed the foregoing instrument for the purposes therein contained and in the capacity therein indicated as his or her own free act and deed.

Notary Public

My Commission Expires:

[Signature Page to Horizon Lines, LLC Intercreditor Agreement]

HORIZON LINES HOLDING CORP.

By:	/s/ Michael F. Zendan II
Name:	Michael F. Zendan II
Title:	Executive Vice President, General Counsel and Secretary

Notice Address:

4064 Colony Road, Suite 200

Charlotte, NC 28211

Attn: Michael T. Avara

Facsimile: (704) 973-7034

with a copy to (which shall not constitute notice):

Kirkland & Ellis LLP601 Lexington Avenue

New York, NY 10022

Attn: Yongjin Im, Esq.

Facsimile: (212) 446-6460

NOTARIZATION ACKNOWLEDGMENT

ACKNOWLEDGMENT

STATE OF	)
) ss:
COUNTY OF	)

On this             day of             , 2013, before me personally appeared             , to me known and known to me to be the individual who executed the foregoing Intercreditor Agreement in the capacity therein indicated, who acknowledged that he or she, being authorized to do so, executed the foregoing instrument for the purposes therein contained and in the capacity therein indicated as his or her own free act and deed.

Notary Public

My Commission Expires:

[Signature Page to Horizon Lines, LLC Intercreditor Agreement]

HORIZON LINES OF ALASKA, LLC

By:	/s/ Michael F. Zendan II
Name:	Michael F. Zendan II
Title:	Secretary

Notice Address:

4064 Colony Road, Suite 200

Charlotte, NC 28211

Attn: Michael T. Avara

Facsimile: (704) 973-7034

with a copy to (which shall not constitute notice):

Kirkland & Ellis LLP601 Lexington Avenue

New York, NY 10022

Attn: Yongjin Im, Esq.

Facsimile: (212) 446-6460

NOTARIZATION ACKNOWLEDGMENT

ACKNOWLEDGMENT

STATE OF	)
) ss:
COUNTY OF	)

On this             day of                     , 2013, before me personally appeared                         , to me known and known to me to be the individual who executed the foregoing Intercreditor Agreement in the capacity therein indicated, who acknowledged that he or she, being authorized to do so, executed the foregoing instrument for the purposes therein contained and in the capacity therein indicated as his or her own free act and deed.

Notary Public

My Commission Expires:

[Signature Page to Horizon Lines, LLC Intercreditor Agreement]

HORIZON LINES OF GUAM, LLC

By:	/s/ Michael F. Zendan II
Name:	Michael F. Zendan II
Title:	Secretary

Notice Address:

4064 Colony Road, Suite 200

Charlotte, NC 28211

Attn: Michael T. Avara

Facsimile: (704) 973-7034

with a copy to (which shall not constitute notice):

Kirkland & Ellis LLP601 Lexington Avenue

New York, NY 10022

Attn: Yongjin Im, Esq.

Facsimile: (212) 446-6460

NOTARIZATION ACKNOWLEDGMENT

ACKNOWLEDGMENT

STATE OF	)
	)	SS:
COUNTY OF	)

On this             day of             , 2013, before me personally appeared             , to me known and known to me to be the individual who executed the foregoing Intercreditor Agreement in the capacity therein indicated, who acknowledged that he or she, being authorized to do so, executed the foregoing instrument for the purposes therein contained and in the capacity therein indicated as his or her own free act and deed.

Notary Public

My Commission Expires:

[Signature Page to Horizon Lines, LLC Intercreditor Agreement]

HORIZON LINES OF PUERTO RICO, INC.

By:	/s/ Michael F. Zendan II
Name:	Michael F. Zendan II
Title:	Vice President, General Counsel and Secretary

Notice Address:

4064 Colony Road, Suite 200

Charlotte, NC 28211

Attn: Michael T. Avara

Facsimile: (704) 973-7034

with a copy to (which shall not constitute notice):

Kirkland & Ellis LLP601 Lexington Avenue

New York, NY 10022

Attn: Yongjin Im, Esq.

Facsimile: (212) 446-6460

NOTARIZATION ACKNOWLEDGMENT

ACKNOWLEDGMENT

STATE OF                                                          )

                                                                              ) ss:

COUNTY OF                                                      )

On this             day of             , 2013, before me personally appeared             , to me known and known to me to be the individual who executed the foregoing Intercreditor Agreement in the capacity therein indicated, who acknowledged that he or she, being authorized to do so, executed the foregoing instrument for the purposes therein contained and in the capacity therein indicated as his or her own free act and deed.

Notary Public

My Commission Expires:

[Signature Page to Horizon Lines, LLC Intercreditor Agreement]

HORIZON LINES VESSELS, LLC

By:	/s/ Michael F. Zendan II
Name:	Michael F. Zendan II
Title:	Vice President, General Counsel and Secretary

Notice Address:

4064 Colony Road, Suite 200

Charlotte, NC 28211

Attn: Michael T. Avara

Facsimile: (704) 973-7034

with a copy to (which shall not constitute notice):

Kirkland & Ellis LLP601 Lexington Avenue

New York, NY 10022

Attn: Yongjin Im, Esq.

Facsimile: (212) 446-6460

NOTARIZATION ACKNOWLEDGMENT

ACKNOWLEDGMENT

STATE OF                                                                  )

                                                                                      ) ss:

COUNTY OF                                                              )

On this             day of             , 2013, before me personally appeared             , to me known and known to me to be the individual who executed the foregoing Intercreditor Agreement in the capacity therein indicated, who acknowledged that he or she, being authorized to do so, executed the foregoing instrument for the purposes therein contained and in the capacity therein indicated as his or her own free act and deed.

Notary Public

My Commission Expires:

[Signature Page to Horizon Lines, LLC Intercreditor Agreement]

HORIZON LOGISTICS, LLC

By:	/s/ Michael F. Zendan II
Name:	Michael F. Zendan II
Title:	Secretary

Notice Address:

4064 Colony Road, Suite 200

Charlotte, NC 28211

Attn: Michael T. Avara

Facsimile: (704) 973-7034

with a copy to (which shall not constitute notice):

Kirkland & Ellis LLP601 Lexington Avenue

New York, NY 10022

Attn: Yongjin Im, Esq.

Facsimile: (212) 446-6460

NOTARIZATION ACKNOWLEDGMENT

ACKNOWLEDGMENT

STATE OF                                                                  )

                                                                                      ) ss:

COUNTY OF                                                              )

On this             day of             , 2013, before me personally appeared             , to me known and known to me to be the individual who executed the foregoing Intercreditor Agreement in the capacity therein indicated, who acknowledged that he or she, being authorized to do so, executed the foregoing instrument for the purposes therein contained and in the capacity therein indicated as his or her own free act and deed.

Notary Public

My Commission Expires:

[Signature Page to Horizon Lines, LLC Intercreditor Agreement]

HORIZON SERVICES GROUP, LLC

By:	/s/ Michael F. Zendan II
Name:	Michael F. Zendan II
Title:	Secretary

Notice Address:

4064 Colony Road, Suite 200

Charlotte, NC 28211

Attn: Michael T. Avara

Facsimile: (704) 973-7034

with a copy to (which shall not constitute notice):

Kirkland & Ellis LLP601 Lexington Avenue

New York, NY 10022

Attn: Yongjin Im, Esq.

Facsimile: (212) 446-6460

NOTARIZATION ACKNOWLEDGMENT

ACKNOWLEDGMENT

STATE OF	)
) ss:
COUNTY OF	)

On this             day of             , 2013, before me personally appeared             , to me known and known to me to be the individual who executed the foregoing Intercreditor Agreement in the capacity therein indicated, who acknowledged that he or she, being authorized to do so, executed the foregoing instrument for the purposes therein contained and in the capacity therein indicated as his or her own free act and deed.

Notary Public

My Commission Expires:

[Signature Page to Horizon Lines, LLC Intercreditor Agreement]

SEA-LOGIX, LLC

By:	/s/ Michael F. Zendan II
Name:	Michael F. Zendan II
Title:	Secretary

Notice Address:

4064 Colony Road, Suite 200

Charlotte, NC 28211

Attn: Michael T. Avara

Facsimile: (704) 973-7034

with a copy to (which shall not constitute notice):

Kirkland & Ellis LLP601 Lexington Avenue

New York, NY 10022

Attn: Yongjin Im, Esq.

Facsimile: (212) 446-6460

NOTARIZATION ACKNOWLEDGMENT

ACKNOWLEDGMENT

STATE OF	)
) ss:
COUNTY OF	)

On this             day of             , 2013, before me personally appeared             , to me known and known to me to be the individual who executed the foregoing Intercreditor Agreement in the capacity therein indicated, who acknowledged that he or she, being authorized to do so, executed the foregoing instrument for the purposes therein contained and in the capacity therein indicated as his or her own free act and deed.

Notary Public

My Commission Expires:

[Signature Page to Horizon Lines, LLC Intercreditor Agreement]

H-L DISTRIBUTION SERVICE, LLC

By:	/s/ Michael F. Zendan II
Name:	Michael F. Zendan II
Title:	Secretary

Notice Address:

4064 Colony Road, Suite 200

Charlotte, NC 28211

Attn: Michael T. Avara

Facsimile: (704) 973-7034

with a copy to (which shall not constitute notice):

Kirkland & Ellis LLP601 Lexington Avenue

New York, NY 10022

Attn: Yongjin Im, Esq.

Facsimile: (212) 446-6460

NOTARIZATION ACKNOWLEDGMENT

ACKNOWLEDGMENT

STATE OF	)
) ss:
COUNTY OF	)

On this             day of             , 2013, before me personally appeared             , to me known and known to me to be the individual who executed the foregoing Intercreditor Agreement in the capacity therein indicated, who acknowledged that he or she, being authorized to do so, executed the foregoing instrument for the purposes therein contained and in the capacity therein indicated as his or her own free act and deed.

Notary Public

My Commission Expires:

[Signature Page to Horizon Lines, LLC Intercreditor Agreement]